BUILDING FINANCIAL BRIDGES(R)

                               [GRAPHIC OMITTED]

                                        ----------------------------------------
                                        THE PREFERRED GROUP OF MUTUAL FUNDS 1231
                                                          Semiannual Report 2001
                                        ----------------------------------------

                                                                       Unaudited

--------------------------------------------
THE PREFERRED GROUP OF MUTUAL FUNDS         /
                      Who we are...        /
------------------------------------------

The Preferred Group got its start in 1992.

That's when Caterpillar Inc., the world's largest construction equipment manufacturer, took what it had learned about investing--especially about managing the managers of its sizeable pension and benefits funds--and created a family of mutual funds its employees could invest in through the company's 401(k) plan.

Preferred Group funds are subadvised by some of the most successful names in institutional portfolio management today--companies that manage billions in pension dollars for leading Fortune 500 companies. Our subadvisers are chosen on the strength of their investment specialties and regularly evaluated for adherence to their investment processes as well as performance.

The result? Funds that stick to their investment objectives, which helps you create a well-diversified portfolio with little holdings overlap among funds.

And when it comes to investing for the future, diversification is a great place to start.

Performance Data ..........................................................    1
Our Message to You ........................................................    2
Funds & Investment Objectives .............................................    4
Performance Information & Benchmarks ......................................    5
Investment Reviews ........................................................    6
Statements of Assets & Liabilities ........................................   26
Statements of Operations ..................................................   28
Statements of Changes in Net Assets .......................................   30
Financial Highlights ......................................................   34
Schedules of Investments ..................................................   38
Notes to Financial Statements .............................................   62
Shareholder Privileges ....................................................   72

                                    PREFERRED
                                     [LOGO]
                                     GROUP(R)

                              THE PREFERRED GROUP
                                OF MUTUAL FUNDS

-----------------------------------------------------------------
Performance Data           Six Months Ended 12/31/01 (unaudited)  \
=======================================================================================================================
                                  Beginning       Ending                                      Income     Capital Gains
                                     NAV            NAV           Total         Current      Dividends    Distributions
Preferred Fund                   (per share)    (per share)      Return*         Yield+     (per share)    (per share)
=======================================================================================================================
International Growth               $ 9.70         $ 8.34         (14.02%)            --            --            --
-----------------------------------------------------------------------------------------------------------------------
International Value                 13.95          11.33          (7.98)             --        $ 0.24        $ 1.24
-----------------------------------------------------------------------------------------------------------------------
Small Cap Growth                     8.52           7.81          (8.33)             --            --            --
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                      12.43           9.80         (14.14)             --            --          0.85
-----------------------------------------------------------------------------------------------------------------------
Large Cap Growth                    13.22          12.30          (6.96)             --            --          0.01
-----------------------------------------------------------------------------------------------------------------------
Large Cap Value                     21.62          18.48          (6.66)             --          0.17          1.53
-----------------------------------------------------------------------------------------------------------------------
Asset Allocation                    13.56          12.16          (1.98)             --          0.11          1.01
-----------------------------------------------------------------------------------------------------------------------
Fixed Income                         9.90          10.06           4.25            4.20%         0.26            --
-----------------------------------------------------------------------------------------------------------------------
S.T. Government Securities           9.75           9.89           3.75            3.48          0.22            --
-----------------------------------------------------------------------------------------------------------------------
Money Market++                       1.00           1.00           1.47            1.91          0.01            --
=======================================================================================================================

      * Total return includes reinvestment of dividends and capital gains distributions (not annualized).

      + The yield shown for the Fixed Income and Short-Term Government Securities funds is the 30-day current yield as of 12/31/01. The yield shown for the Money Market fund is the seven-day current yield as of 12/31/01, in accordance with Securities and Exchange Commission rules for reporting yields of money market funds.

      ++ An investment in the Money Market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The seven-day current yield for the Money Market fund more closely reflects the current earnings of the fund than does the total return quotation.

            The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.


                                                        1 PERFORMANCE DATA
                                                          www.PreferredGroup.com

                                                   December 31, 2001 (unaudited)

  [PHOTO OMITTED]

David L. Bomberger
    President

Dear Fellow Preferred Group Shareholder:

I am pleased to present you with the Preferred Group's semiannual report for the six months ended December 31, 2001. This report provides detailed information on your funds, including fund holdings, financial and performance data, and commentary from each of the portfolio managers.

Economic Commentary

If there was any remaining doubt as to when the twenty-first century began-- January 1, 2000, January 1, 2001--we now have a definitive answer: The century began on a clear fall day in September.

Some of us would like to forget September 11, 2001 in much the same way that members of an earlier generation surely wanted to forget December 7, 1941. Yet there is much good to remember, including true heroism, kindness among chaos, and the grit and perseverance of people doing their usual jobs under impossible circumstances. On both terrible mornings, our understanding of the world changed. And while it's true that too many paid too great a price for our newly enhanced perspective, if we are fortunate and wise we will continue to cherish the people around us, take less for granted--and above all, remember.

Well before September, the U.S. economy was slowing and the government was responding with tax cuts and spending programs. The manufacturing sector entered the recession first--back in early 2000. Ever since, the Purchasing Managers' Index (PMI) issued by the Institute for Supply Management (formerly known as the National Association of Purchasing Management) has stayed below 50, indicating a business contraction. Overseas the story was similar: economic activity slowed and central banks worked to lower interest rates.

The Federal Reserve also acted early and aggressively, cutting short-term interest rates 11 times over the course of the year. At the same time, a decline in long-term interest rates led to a surge in home mortgage refinancing, giving consumers more money to spend. As the year went on, however, consumer spending dropped, replaced by debt repayment and increased savings. Consumer confidence, already wavering because of rising unemployment, dropped precipitously after September 11, but recovered somewhat by the end of the year.

Market Commentary

The go-go days of the '90s now seem, well, so twentieth century. Just a couple of years ago, business magazines were discussing whether the time-tested wisdom of diversification made sense anymore. Many investors were beginning to redefine risk, not as the possibility that their investments might lose value, but as the possibility that they might not make as much money in the market as their friends and family. Accordingly, the way to "win" became stock picking--to pick the "right" stock and ride it to the top.

The Internet made it easy to do research and to trade, and what people traded were stocks of companies directly tied to the Internet. Mutual funds, in comparison, were viewed as stodgy, ultraconservative soldiers of the Old Economy.


2 OUR MESSAGE TO YOU
  The Preferred Group of Mutual Funds

Welcome to the new century. It looks a lot different than the late '90s, but not so different from earlier times. Once again, investors are paying attention to earnings expectations, diffusing risk through diversification (including the diversification offered by those stodgy mutual funds), and realizing that markets go down just as fast as they go up.

The markets, by the way, adjusted more rapidly to September 11 than any of its individual participants, despite the longest shutdown in stock trading since the Great Depression.

Most broad measures of stock market activity declined for the second year in a row--the first time for back-to-back declines since the bear market of 1973-74. For the six months ended December 31, 2001, the Dow Jones Industrial Average had surrendered 3.65% of its value, the S&P 500, 5.55%, the NASDAQ, 9.62%, and the MSCI EAFE Index had dropped 7.95%.

What was bad for stocks was good for bonds, which generated positive returns throughout 2001. Investors with a diminished appetite for equity risk and the record number of interest-rate cuts raised the price of existing bonds. Another boost for prices came when the Treasury announced an end to issuance of the 30-year bond.

Interestingly enough, corporate bonds performed well as a group despite some rather sizable defaults during the period, including Enron. For the six months ended December 31, 2001, the Lehman Aggregate Bond Index produced a total return of 4.66%.

Preferred Group Highlights

The Preferred Group of Mutual Funds and its shareholders faced a marketplace pummeled by economic turmoil and earnings disappointments. As far as our equity funds are concerned, it's not terribly gratifying to stand up at the end of the year and say we lost less money than someone else. However, we know that preserving capital in a down market is just as important as making money in rising markets.

We also know that diversification is just as important as ever. In April 2001, we launched two new mutual funds to further increase your diversification opportunities. Turner Investment Partners, Inc. of Berwyn, PA, subadvises the Preferred Mid Cap Growth Fund, and Marvin & Palmer Associates, Inc. of Wilmington, DE, subadvises the Preferred International Growth Fund.

Growth-oriented funds generally tend to be more volatile than value-oriented funds, and the first half of the fiscal year was no exception. For the six months just ended, both new funds declined just over 14%, though Mid Cap ended the year strongly, with a fourth-quarter return of 25.45%. International Growth also posted a positive fourth-quarter return of 2.08%.

In November, we refined the investment strategies of the co-managed Preferred Asset Allocation Fund to boost the potential for higher future returns without substantially increasing risk. Prior to November, Mellon Capital Management and PanAgora Asset Management, the fund's co-subadvisers, managed the equity portion of the fund to replicate the S&P 500 Index. Mellon now has the flexibility to actively direct approximately 10% of its portion of the portfolio following a value-based investment process, and PanAgora may allocate its equity investments among large-, mid- and small-capitalization stocks based on its economic analysis.

Long-time Preferred Group investors know how often we point to holdings overlap as the source of potential investment risk. We're pleased to say that the newly expanded and refined Preferred Group family continues to exhibit little holdings overlap among funds. That means it's easy to assemble a well-diversified portfolio of mutual funds without leaving the Preferred Group.

It's also easy to keep track of your investments by visiting www.PreferredGroup.com. For two years, you've been able to keep up on the latest Preferred Group news by visiting our Web site. Now you can check daily fund performance and access your retail accounts online--part of our commitment to making the Internet more useful for you.

On April 2, 2001, we revised the names of several Preferred Group funds to better indicate their investment objectives. If it's been a while since you've reviewed your statement, you'll notice the Preferred Growth Fund has become the Preferred Large Cap Growth Fund, the Preferred Value Fund is now the Preferred Large Cap Value Fund, the Preferred International Fund is the Preferred International Value Fund, and the Preferred Small Cap Fund is the Preferred Small Cap Growth Fund. Subadvisers to these funds remained unchanged.

Finally, the Preferred Group marks its tenth anniversary in July 2002. Our continued success, of course, is due to your support and continued confidence. We wish you all the best for a happy and rewarding 2002.

                                            Sincerely,


                                            /s/ David L. Bomberger

                                            David L. Bomberger, CFA


                                                       3  VISIT OUR WEB SITE
                                                          www.PreferredGroup.com

                                                   December 31, 2001 (unaudited)

Funds & Investment Objectives

--------------------------------------------------------------------------------

International Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies believed to offer the potential for capital appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

International Value Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Small Cap Growth Fund

Seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Mid Cap Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Large Cap Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Large Cap Value Fund

Seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and offer above-average potential for capital appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Asset Allocation Fund

Seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fixed Income Fund

Seeks its objective of a high level of current income consistent with investment in a diversified portfolio of debt securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Short-Term Government Securities Fund

Seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Money Market Fund

Seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed income instruments.

--------------------------------------------------------------------------------


4 FUNDS & INVESTMENT OBJECTIVES
  The Preferred Group of Mutual Funds

Performance Information

Historical performance

Historical performance can be evaluated in several ways. At the end of each fund's Discussion & Analysis section, we have provided a look at the total percentage change in value, the average annual percentage change and the growth of a hypothetical $10,000 investment. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (or income) and any capital gains (profits the fund earns when it sells securities that have grown in value).

Cumulative total returns

Cumulative total returns reflect the fund's actual performance over a set period: six months, one year, five years and since inception.

Average annual total returns

Average annual total returns are hypothetical. A fund's average annual return indicates what would have happened if the fund had performed at a constant rate each year. For your information, all average annual total returns provided by funds must be as of the most recent calendar quarter--in this case, December 31, 2001. This helps you to compare funds from different complexes on an equal basis.

$10,000 hypothetical investment

The "$10,000 Investment Since Inception" illustrates the value of your investment as of December 31, 2001, had you invested $10,000 when the fund started.

Benchmarks

What are they and what do they tell me?

Benchmarks are simply a point of reference for comparison. Mutual funds typically compare themselves to a suitable stock or bond market index to gauge their performance over the long term (generally 3-5 years). An index is really a fictitious unmanaged portfolio. It does not trade or incur any expenses. In that sense, a fund must actually outperform its benchmark (gross return) by the amount of its management fees and other expenses in order for its reported performance (net of fees) to match its benchmark. Because the Preferred Group funds are managed portfolios investing in a wide range of securities, the securities owned by a fund will not match those included in the relevant benchmark. (Please refer to the Investment Review section of this report for detailed descriptions of each fund's benchmark.)

--------------------------------------------------------------------------------
Preferred International Growth Fund
    MSCI EAFE Index
--------------------------------------------------------------------------------
Preferred International Value Fund
    MSCI EAFE Index
--------------------------------------------------------------------------------
Preferred Small Cap Growth Fund
    Russell 2000 Growth Index
--------------------------------------------------------------------------------
Preferred Mid Cap Growth Fund
    Russell Midcap Growth Index
--------------------------------------------------------------------------------
Preferred Large Cap Growth Fund
    S&P 500 Index
--------------------------------------------------------------------------------
Preferred Large Cap Value Fund
    S&P 500 Index
--------------------------------------------------------------------------------
Preferred Asset Allocation Fund
    65/30/5 Benchmark*
    S&P 500 Index
--------------------------------------------------------------------------------
Preferred Fixed Income Fund
    Salomon Brothers Broad Investment Grade (BIG) Index
--------------------------------------------------------------------------------
Preferred Short-Term Government Securities Fund
    Merrill Lynch 1-3 Year Treasury Index

--------------------------------------------------------------------------------
Preferred Money Market Fund
    Money Fund Report Average/All Taxable
--------------------------------------------------------------------------------

* Blended benchmark consisting of 65% - S&P 500 Index; 30% - Lehman Brothers Long-Term Treasury Index; and 5% - 90-Day Treasury Bills.


                                                       5 Performance Information
                                                         www.PreferredGroup.com

December 31, 2001 (unaudited)

The Preferred International Growth Fund seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies believed to offer the potential for capital appreciation.

Discussion & Analysis

During the six months ended December 31, 2001, the Preferred International Growth Fund declined 14.02%, versus a 7.95% decline in the MSCI EAFE Index. Since its inception in April 2001, the fund has declined 16.60% versus a decline of 8.74% in the benchmark.

Markets were characterized by significant rotation during the six-month period with defensive stocks performing well through the tragic events of September 11 and then rallying in the last two months, led by the more aggressive technology and consumer cyclicals, as anticipation of an economic recovery and success in the war in Afghanistan impacted sentiment. Foreign currency movements were also volatile as strong gains in the third quarter were followed by weaker currencies in the fourth quarter.

An attribution analysis of the portfolio's performance shows that asset allocation on a country basis contributed a positive 0.8%. This verifies a positive geographic allocation. However, stock selection was a negative contributor of 5.6%, which reflects rapid sector rotation. Currencies contributed a negative 0.3%, while hedging also contributed a negative 0.4%. These movements were directly related to the events of September 11.

The fund's relative underperformance is a function of our investment style. We are a growth manager that identifies and invests in long-term trends. The market environment has focused on value. In addition, the volatility and rapid rotation in sector leadership has meant that there have been few long-term trends in which to invest. We had broadened the portfolio on both a geographic and sector basis to offset this lack of leadership, with a bias toward earning visibility areas in the healthcare, utility, energy and consumer staples sectors. This strategy worked until the rally in technology, telecom and consumer cyclicals in the fourth quarter.

During the fourth quarter, we shifted our portfolio strategy by reducing our overweights in the defensive sectors and increasing our exposure while moving underweight in utilities and energy. In addition, we have moved consumer staples and telecom to a more neutral stance. Geographically, we have reduced our holdings in Japan in favor of Pacific ex-Japan and increased our exposure to the emerging market regions of the world. We believe these regions may be the biggest beneficiaries of any global economic recovery.

We are very optimistic on equities for 2002 following two years of negative returns for the indexes. We believe the impact of falling interest rates, stimulative fiscal policy, and declining energy prices should set the groundwork for a robust economic recovery. As economic data continues to confirm the recovery, we believe the portfolio will be positioned more aggressively in those sectors and regions that we believe will benefit from a global economic recovery.

                                              - Marvin & Palmer Associates, Inc.

                                [PHOTO OMITTED]

Portfolio Manager: David F. Marvin, CFA
--------------------------------------------------------------------------------

Title: Chairman, Chief Executive Officer, Director, Portfolio Manager, Marvin & Palmer Associates, Inc.
--------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio Manager at Marvin & Palmer Associates, Inc. David has managed the Preferred International Growth Fund since its inception on April 2, 2001.
--------------------------------------------------------------------------------

Education: B.S.--University of Illinois; M.B.A.--Northwestern University; Chartered Financial Analyst
--------------------------------------------------------------------------------


6 INVESTMENT REVIEW
  The Preferred International Growth Fund

Fund Facts as of December 31, 2001                                             7


Performance

The following information illustrates the historical performance of the Preferred International Growth Fund compared with the MSCI Europe, Australasia & Far East (MSCI EAFE) Index. The MSCI EAFE Index contains over 1,000 stocks from approximately 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred International Growth Fund's inception date was April 2, 2001. This report will provide one-, five- and ten-year performance history in the future as the fund matures.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Foreign Risk" in the current prospectus.)

Cumulative Total Return
================================================================================
                                   PAST         PAST       PAST         SINCE
                                 6 MONTHS     1 YEAR      5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Preferred International          -14.02%        n/a         n/a        -16.60%
Growth Fund
--------------------------------------------------------------------------------
MSCI EAFE Index                   -7.95%        n/a         n/a         -8.74%
================================================================================
                                                                 * April 2, 2001

Average Annual Total Return
================================================================================
                                               PAST         PAST        SINCE
                                              1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred International Growth Fund             n/a          n/a       -16.60%
--------------------------------------------------------------------------------
MSCI EAFE Index                                 n/a          n/a        -8.74%
================================================================================
                                                 * April 2, 2001, not annualized

A $10,000 Investment Since Inception

  [The following table was depicted as a line graph in the printed material.]

                         Preferred International Growth Fund     MSCI EAFE Index
4/2/01                                  10,000                        10,000
6/30/01                                  9,700                         9,876
12/31/01                                 8,340                         9,126

Top Ten Stock Holdings*
                                                         (% of total net assets)

 1. Sanofi-Synthelabo S.A., France                                          4.1%
--------------------------------------------------------------------------------
 2. Vodafone Group Plc., United Kingdom                                     3.5%
--------------------------------------------------------------------------------
 3. STMicroelectronics N.V., France                                         3.1%
--------------------------------------------------------------------------------
 4. Nokia Corp., Finland                                                    2.6%
--------------------------------------------------------------------------------
 5. Samsung Electronics Co. Ltd., South Korea                               2.5%
--------------------------------------------------------------------------------
 6. UBS AG, Switzerland                                                     2.4%
--------------------------------------------------------------------------------
 7. HSBC Holdings Plc., United Kingdom                                      2.3%
--------------------------------------------------------------------------------
 8. SAP AG, Germany                                                         2.3%
--------------------------------------------------------------------------------
 9. British Sky Broadcasting Plc., United Kingdom                           2.1%
--------------------------------------------------------------------------------
10. BNP Paribas, France                                                     2.0%
--------------------------------------------------------------------------------

Portfolio Holdings                                                           98
--------------------------------------------------------------------------------

* Holdings listed are as of 12/31/01. Current holdings of any mutual fund are subject to change without notice.

Country Allocation                                       (% of total net assets)

United Kingdom                                                             27.2%
--------------------------------------------------------------------------------
France                                                                     14.6%
--------------------------------------------------------------------------------
Japan                                                                      14.1%
--------------------------------------------------------------------------------
Switzerland                                                                 6.9%
--------------------------------------------------------------------------------
Germany                                                                     4.7%
--------------------------------------------------------------------------------
South Korea                                                                 4.1%
--------------------------------------------------------------------------------
Netherlands                                                                 3.6%
--------------------------------------------------------------------------------
Finland                                                                     2.6%
--------------------------------------------------------------------------------
Australia                                                                   2.5%
--------------------------------------------------------------------------------
Mexico                                                                      2.0%
--------------------------------------------------------------------------------
China                                                                       1.7%
--------------------------------------------------------------------------------
Sweden                                                                      1.6%
--------------------------------------------------------------------------------
Taiwan                                                                      1.6%
--------------------------------------------------------------------------------
Singapore                                                                   1.4%
--------------------------------------------------------------------------------
Other                                                                      11.4%
--------------------------------------------------------------------------------
                                                                  Total     100%
--------------------------------------------------------------------------------

                             www.PreferredGroup.com

December 31, 2001 (unaudited)

The Preferred International Value Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

Discussion & Analysis

For the six months ended December 31, 2001, the Preferred International Value Fund declined 7.98%, versus a decline of 7.95% in the MSCI EAFE Index. Since inception, the fund has returned 7.93% on an average annual basis, ahead of the 6.17% gain of the benchmark.

The period was marked by extreme volatility in world equity markets with prices dropping sharply in the aftermath of the September 11 attacks. Fortunately, world stock markets bounced back strongly later in the period. The recent strength in stock prices appears to be liquidity driven. Central banks have played a key role by easing monetary policy and driving down interest rates.

We experienced significant underperformance in the early part of the period as economically sensitive consumer durables and transportation stocks were hit hard by September 11. As is usually the case with unexpected negative events, the markets sold off almost indiscriminately, creating opportunities for investors. Late in the period, global stock markets took on a more optimistic tone as stocks rallied. The magnitude of the price moves was very significant for many stocks, creating high volatility.

We eliminated positions in the Netherland's KLM, Hong Kong's South China Morning Post and Italy's Bipop-Carire based on deteriorating fundamentals. We also sold France's TotalFinaElf due to its high valuation. We tendered shares in Sweden's Svedala to the Finnish company Metso at a premium. And, we added four high-quality issues in the portfolio: Germany's DaimlerChrysler (2.0% of net assets), the Netherland's ABN Amro (2.1%), Canada's Abitibi Consolidated (1.9%) and Italy's Parmalat (1.2%). We believe these stocks were undervalued and attractively positioned for the future.

Rising consumer confidence, lower oil prices and good inflation numbers have provided the stimulus for a recovery, and companies rebuilding their inventories will likely contribute to growth. Corporate growth takes on added importance as questions arise concerning how long consumers can carry their economies. However, the near-term outlook for corporate profits is cloudy as many companies lack pricing power and questions remain over the breadth and strength of the recovery.

In Europe, we are emphasizing high-quality companies that we believe are well positioned for an economic recovery. Despite Japan's problems, we believe there are some attractive investment opportunities, particularly in companies that are aggressively restructuring. We also believe global recovery and favorable liquidity conditions should help selected stocks in Korea, Hong Kong and Singapore. While the global economy is improving, risks are present, and high stock market valuations may cap a broad recovery in prices. Given this environment, we believe stock selection, with a disciplined focus on valuation, will be of primary importance.

                                              - Mercator Asset Management(R), LP

                                [PHOTO OMITTED]

Portfolio Manager: Peter F. Spano, CFA
--------------------------------------------------------------------------------

Title: President, PXS Corp., General Partner, Mercator Asset Management(R), LP
--------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio Manager at Mercator. Pete has managed the Preferred International Value Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------

Education: B.B.A.--St. John's University; M.B.A.--Baruch College (City University of New York); Chartered Financial Analyst
--------------------------------------------------------------------------------


8 INVESTMENT REVIEW
  The Preferred International Value Fund

Fund Facts as of December 31, 2001                                             9


Performance

The following information illustrates the historical performance of the Preferred International Value Fund compared with the MSCI Europe, Australasia & Far East (MSCI EAFE) Index. The MSCI EAFE Index contains over 1,000 stocks from approximately 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred International Value Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the fund matures.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Foreign Risk" in the current prospectus.)

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

Cumulative Total Return
================================================================================
                                  PAST         PAST         PAST        SINCE
                                6 MONTHS      1 YEAR      5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Preferred International          -7.98%       -12.80%      30.39%      106.60%
Value Fund
--------------------------------------------------------------------------------
MSCI EAFE Index                  -7.95%       -21.21%       5.99%       76.64%
================================================================================
                                                                  * July 1, 1992

Average Annual Total Return
================================================================================
                                               PAST         PAST        SINCE
                                              1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred International Value Fund            -12.80%       5.45%        7.93%
--------------------------------------------------------------------------------
MSCI EAFE Index                               -21.21%       1.17%        6.17%
================================================================================
                                                                  * July 1, 1992

A $10,000 Investment Since Inception

  [The following table was depicted as a line graph in the printed material.]

                     Preferred International Value Fund          MSCI EAFE Index
7/1/92                              10,000                           10,000
12/31/92                             8,419                            9,779
6/30/93                              9,623                           12,072
12/31/93                            11,915                           12,999
6/30/94                             12,189                           14,159
12/31/94                            12,305                           14,047
6/30/95                             13,004                           14,433
12/31/95                            13,526                           15,668
6/30/96                             14,787                           16,400
12/31/96                            15,845                           16,664
6/30/97                             18,558                           18,114
12/31/97                            17,007                           16,918
6/30/98                             19,414                           19,742
12/31/98                            18,704                           20,464
6/30/99                             20,806                           21,305
12/31/99                            24,860                           26,049
6/30/00                             23,760                           25,020
12/31/00                            23,691                           22,413
6/30/01                             22,452                           19,108
12/31/01                            20,660                           17,664

Top Ten Stock Holdings*
                                                         (% of total net assets)

 1. United Overseas Bank Ltd., Singapore                                    3.0%
--------------------------------------------------------------------------------
 2. Adidas-Salomon AG, Germany                                              2.9%
--------------------------------------------------------------------------------
 3. Tanabe Seiyaku Co., Japan                                               2.7%
--------------------------------------------------------------------------------
 4. Yasuda Marine & Fire Insurance, Japan                                   2.5%
--------------------------------------------------------------------------------
 5. Henderson Land Development, China                                       2.3%
--------------------------------------------------------------------------------
 6. Daiichi Pharmaceutical Co. Ltd., Japan                                  2.3%
--------------------------------------------------------------------------------
 7. Alcan Aluminum Ltd., Canada                                             2.3%
--------------------------------------------------------------------------------
 8. Stora Enso Oyj, Finland                                                 2.3%
--------------------------------------------------------------------------------
 9. ING Groep N.V., Netherlands                                             2.2%
--------------------------------------------------------------------------------
10. National Australia Bank Ltd., Australia                                 2.2%
--------------------------------------------------------------------------------

Portfolio Holdings                                                           52
--------------------------------------------------------------------------------

* Holdings listed are as of 12/31/01. Current holdings of any mutual fund are subject to change without notice.

Country Allocation                                       (% of total net assets)

United Kingdom                                                             17.5%
--------------------------------------------------------------------------------
Japan                                                                      16.6%
--------------------------------------------------------------------------------
Canada                                                                      8.9%
--------------------------------------------------------------------------------
Netherlands                                                                 6.5%
--------------------------------------------------------------------------------
Germany                                                                     6.4%
--------------------------------------------------------------------------------
Spain                                                                       5.9%
--------------------------------------------------------------------------------
South Korea                                                                 5.2%
--------------------------------------------------------------------------------
China                                                                       4.5%
--------------------------------------------------------------------------------
Italy                                                                       4.4%
--------------------------------------------------------------------------------
Sweden                                                                      3.7%
--------------------------------------------------------------------------------
Singapore                                                                   3.0%
--------------------------------------------------------------------------------
France                                                                      2.7%
--------------------------------------------------------------------------------
Finland                                                                     2.3%
--------------------------------------------------------------------------------
Australia                                                                   2.2%
--------------------------------------------------------------------------------
Switzerland                                                                 1.8%
--------------------------------------------------------------------------------
Other                                                                       8.4%
--------------------------------------------------------------------------------
                                                                Total       100%

                             www.PreferredGroup.com

December 31, 2001 (unaudited)

The Preferred Small Cap Growth Fund seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

Discussion & Analysis

During the six months ended December 31, 2001, the Preferred Small Cap Growth Fund declined 8.33% versus a decline of 9.26% in the Russell 2000 Growth Index. Since inception, the fund has declined 0.94% on an average annual basis, versus a 5.13% return for the benchmark.

In the first three months of the period, small-cap growth stocks floundered, part of a prolonged slump that began in March 2000. In the final three months, they finally reversed their downward momentum and rallied sharply.

Six of the fund's 10 sector positions outperformed their corresponding index sectors. Our healthcare holdings contributed the most to the fund's relative return; they lost 2% compared with an 13% loss for benchmark's healthcare sector. In terms of absolute returns, our weighting in consumer-staples holdings, which tend to excel when caution or fear are the prevalent market sentiments, did best, gaining 13%. But because we had only a small weighting, its impact on performance was marginal.

Our technology holdings detracted most from results by far; they were richly priced and thus fell the most; specifically, they declined 18%, versus a 13% drop by the index's technology sector. Our producer-durables holdings, mainly semiconductor-capital equipment stocks that are tied to the fortunes of the technology sector, recorded the biggest loss, a negative 22%.

The fund was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the fund's sector weightings closely resemble those of the Russell 2000 Growth Index. In general, sector neutrality is prudent because the performance advantage typically shifts swiftly and unpredictably from sector to sector, and thus the fund is always primed to capitalize on the sectors that happen to be in favor at any given time. But when a major sector like technology is out of favor, as was the case until recently, it can create short-term problems for the fund.

We believe the stock market bottomed last September. Since it has historically bottomed three to nine months before the economy improves, we think the stock market has begun to reflect better times ahead. The average bear market since the 1960s has lasted 550 days. (And if September 21 marked the market low, then this bear market turned out to be near the average at 545 days.)

Going forward, we continue to emphasize the stocks of companies that we believe have the strongest earnings prospects, especially those that do well after the initial stage of an economic upswing, such as data-storage, enterprise-software, electronic-manufacturing, wireless-communications and financial-transaction-processing companies.

                                              - Turner Investment Partners, Inc.

                                [PHOTO OMITTED]

Portfolio Manager: William C. McVail, CFA, leads an investment committee
--------------------------------------------------------------------------------

Title: Senior Equity Portfolio Manager, Turner Investment Partners, Inc.
--------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio Manager at PNC Equity Advisors before joining Turner in 1998. Bill assumed management of the Preferred Small Cap Growth Fund in January 2000.
--------------------------------------------------------------------------------

Education: B.A. in Economics and B.A. in Psychology--Vassar College; Chartered Financial Analyst
--------------------------------------------------------------------------------


10 INVESTMENT REVIEW
   The Preferred Small Cap Growth Fund

Fund Facts as of December 31, 2001                                            11


Performance

The following information illustrates the historical performance of the Preferred Small Cap Growth Fund compared with the Russell 2000 Growth Index. The Russell 2000 Growth Index contains those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index contains the 2,000 smallest of the 3,000 largest U.S.-domiciled corporations, ranked by market capitalization.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Small Cap Growth Fund's inception date was November 1, 1995. This report will provide ten-year performance history in the future as the fund matures.

Securities of small-capitalization companies often trade less frequently and in more limited volume, and may be subject to greater volatility than securities of larger, more established companies.

Cumulative Total Return
================================================================================
                                  PAST         PAST         PAST         SINCE
                                6 MONTHS      1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Small Cap              -8.33%       -19.90%      -25.46%      -5.68%+
Growth Fund
--------------------------------------------------------------------------------
Russell 2000 Growth Index        -9.26%       -9.23%       15.20%       36.79%
================================================================================
                                                              * November 1, 1995
 + Total return would have been lower if a portion of the management fee (0.35%) had not been waived for the period November 1, 1995 through October 31, 1996.

Average Annual Total Return
================================================================================
                                               PAST         PAST         SINCE
                                              1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Small Cap Growth Fund               -19.90%      -5.71%       -0.94%+
--------------------------------------------------------------------------------
Russell 2000 Growth Index                     -9.23%        2.87%        5.13%
================================================================================
                                                              * November 1, 1995
 + Total return would have been lower if a portion of the management fee (0.35%) had not been waived for the period November 1, 1995 through October 31, 1996.

A $10,000 Investment Since Inception

  [The following table was depicted as a line graph in the printed material.]

                 Preferred Small Cap Growth Fund       Russell 2000 Growth Index
11/1/95                       10,000                           10,000
12/31/95                      10,506                           10,673
6/30/96                       11,267                           11,946
12/31/96                      12,653                           11,875
6/30/97                       14,534                           12,495
12/31/97                      16,629                           13,411
6/30/98                       17,942                           14,143
12/31/98                      15,797                           13,576
6/30/99                       14,487                           15,316
12/31/99                      14,156                           19,426
6/30/00                       15,278                           19,665
12/31/00                      11,775                           15,068
6/30/01                       10,290                           15,092
12/31/01                       9,432                           13,679

Top Ten Stock Holdings*
                                                         (% of total net assets)

 1. Medicis Pharmaceutical Corp.                                            1.5%
--------------------------------------------------------------------------------
 2. Affiliated Managers Group Inc.                                          1.4%
--------------------------------------------------------------------------------
 3. Ameripath Inc.                                                          1.4%
--------------------------------------------------------------------------------
 4. Microtune Inc.                                                          1.2%
--------------------------------------------------------------------------------
 5. SonicWALL Inc.                                                          1.2%
--------------------------------------------------------------------------------
 6. RSA Security Inc.                                                       1.2%
--------------------------------------------------------------------------------
 7. Globespan Virata Inc.                                                   1.1%
--------------------------------------------------------------------------------
 8. Henry Schein Inc.                                                       1.1%
--------------------------------------------------------------------------------
 9. Spinnaker Exploration Company                                           1.1%
--------------------------------------------------------------------------------
10. Charles River Laboratories International                                1.1%
--------------------------------------------------------------------------------

Portfolio Holdings                                                           142
--------------------------------------------------------------------------------

* Holdings listed are as of 12/31/01. Current holdings of any mutual fund are subject to change without notice.

Fund Composition                                         (% of total net assets)

Health Care                                                                20.6%
--------------------------------------------------------------------------------
Services                                                                   15.8%
--------------------------------------------------------------------------------
Basic Materials                                                            14.2%
--------------------------------------------------------------------------------
Technology                                                                 11.7%
--------------------------------------------------------------------------------
Telecommunication Services                                                  7.4%
--------------------------------------------------------------------------------
Financials                                                                  7.2%
--------------------------------------------------------------------------------
Capital Goods                                                               6.5%
--------------------------------------------------------------------------------
Consumer Goods                                                              6.5%
--------------------------------------------------------------------------------
Transportation                                                              3.6%
--------------------------------------------------------------------------------
Energy                                                                      3.3%
--------------------------------------------------------------------------------
Other                                                                       3.2%
--------------------------------------------------------------------------------
                                                               Total        100%

                             www.PreferredGroup.com

December 31, 2001 (unaudited)

The Preferred Mid Cap Growth Fund seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

Discussion & Analysis

During the six months ended December 31, 2001, the Preferred Mid Cap Growth Fund declined 14.14% versus a decline of 8.26% in the Russell Midcap Growth Index. Since its inception in April 2001, the fund has returned 6.64%, versus a return of 6.59% in its benchmark.

In the first three months of the period, mid-cap growth stocks floundered, part of a prolonged slump that began in March 2000. In the final three months, they finally reversed their downward momentum and rallied sharply.

Three of the fund's 10 sector positions outperformed their corresponding index sectors. Our healthcare holdings contributed the most to the fund's relative return; they gained 1%. In terms of absolute returns, our weighting in consumer-staples holdings, which tend to excel when caution or fear are the prevalent market sentiments, did best, gaining 17%. But since we had only a small weighting, its impact on performance was marginal.

Our technology holdings detracted the most from results; specifically, they declined 35%, versus a 23% drop by the index's technology sector. In general, technology stocks were pounded due to investor worries about weak earnings reports, abruptly curtailed capital spending for hardware and software, and an intense skepticism about technology company earnings rebounding any time soon.

The fund was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the fund's sector weightings closely resemble those of the Russell Midcap Growth Index. In general, sector neutrality is prudent because the performance advantage typically shifts swiftly and unpredictably from sector to sector, and thus the fund is always primed to capitalize on the sectors that happen to be in favor at any given time. But when a major sector like technology is out of favor, as was the case until recently, it can create short-term problems for the fund.

We believe the stock market bottomed last September. Since it has historically bottomed three to nine months before the economy improves, we think the stock market has begun to reflect better times ahead. The average bear market since the 1960s has lasted 550 days. (And if September 21 marked the market low, then this bear market turned out to be near the average at 545 days.)

Going forward, we continue to emphasize the stocks of companies that we believe have the strongest earnings prospects, especially those that do well after the initial stage of an economic upswing, such as data-storage, enterprise-software, electronic-manufacturing, wireless-communications and financial-transaction-processing companies.

                                              - Turner Investment Partners, Inc.

                                [PHOTO OMITTED]

Portfolio Manager: Christopher K. McHugh leads an investment committee
--------------------------------------------------------------------------------

Title: Senior Portfolio Manager/Security Analyst, Turner Investment Partners,
Inc.
--------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio manager at Turner Investment Partners, Inc. Christopher has managed the Preferred Mid Cap Growth Fund since its inception on April 2, 2001.
--------------------------------------------------------------------------------

Education: B.S.--Philadelphia College of Textiles and Science; M.B.A.--St. Joseph's University
--------------------------------------------------------------------------------


12 INVESTMENT REVIEW
   The Preferred Mid Cap Growth Fund

Fund Facts as of December 31, 2001                                            13


Performance

The following information illustrates the historical performance of the Preferred Mid Cap Growth Fund compared with the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those companies with higher price- to-book ratios and higher forecasted growth values that are also included in the Russell Midcap Index (i.e., the 800 smallest companies out of the 1,000 largest U.S. companies).

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Mid Cap Growth Fund's inception date was April 2, 2001. This report will provide one-, five- and ten-year performance history in the future as the fund matures.

The share price of a fund investing in stocks of companies with small or mid-size market capitalizations may be more volatile than that of a fund investing in stocks of larger, more established companies.

Cumulative Total Return
================================================================================
                                   PAST        PAST        PAST         SINCE
                                 6 MONTHS     1 YEAR      5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Preferred Mid Cap                -14.14%        n/a         n/a          6.64%
Growth Fund
--------------------------------------------------------------------------------
Russell Midcap Growth Index       -8.26%        n/a         n/a          6.59%
================================================================================
                                                                 * April 2, 2001

Average Annual Total Return
================================================================================
                                               PAST         PAST        SINCE
                                              1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Mid Cap Growth Fund                   n/a          n/a         6.64%
--------------------------------------------------------------------------------
Russell Midcap Growth Index                     n/a          n/a         6.59%
================================================================================
                                                 * April 2, 2001, not annualized

A $10,000 Investment Since Inception

  [The following table was depicted as a line graph in the printed material.]

                  Preferred Mid Cap Growth Fund      Russell Midcap Growth Index
4/2/01                        10,000                            10,000
6/30/01                       12,430                             99,58
12/31/01                      10,664                            10,659

Top Ten Stock Holdings*
                                                         (% of total net assets)

 1. Broadcom Corp                                                           2.0%
--------------------------------------------------------------------------------
 2. Guidant Corp.                                                           2.0%
--------------------------------------------------------------------------------
 3. QLogic Corp.                                                            1.8%
--------------------------------------------------------------------------------
 4. Genzyme Corp.                                                           1.7%
--------------------------------------------------------------------------------
 5. Polycom Inc.                                                            1.7%
--------------------------------------------------------------------------------
 6. Globespan Virata Inc.                                                   1.7%
--------------------------------------------------------------------------------
 7. IDEC Pharmaceuticals Corp.                                              1.6%
--------------------------------------------------------------------------------
 8. King Pharmaceuticals Inc.                                               1.5%
--------------------------------------------------------------------------------
 9. Sanmina Corp.                                                           1.5%
--------------------------------------------------------------------------------
10. Interpublic Group Cos. Inc.                                             1.3%
--------------------------------------------------------------------------------

Portfolio Holdings                                                          116
--------------------------------------------------------------------------------

* Holdings listed are as of 12/31/01. Current holdings of any mutual fund are subject to change without notice.

Fund Composition                                         (% of total net assets)

Health Care                                                                21.9%
--------------------------------------------------------------------------------
Services                                                                   19.8%
--------------------------------------------------------------------------------
Basic Materials                                                            18.8%
--------------------------------------------------------------------------------
Technology                                                                 10.5%
--------------------------------------------------------------------------------
Consumer Goods                                                              7.1%
--------------------------------------------------------------------------------
Telecommunication Services                                                  5.3%
--------------------------------------------------------------------------------
Energy                                                                      5.2%
--------------------------------------------------------------------------------
Financials                                                                  4.0%
--------------------------------------------------------------------------------
Capital Goods                                                               3.1%
--------------------------------------------------------------------------------
Transportation                                                              0.5%
--------------------------------------------------------------------------------
Other                                                                       3.8%
--------------------------------------------------------------------------------
                                                                  Total     100%

                             www.PreferredGroup.com

December 31, 2001 (unaudited)

The Preferred Large Cap Growth Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.

Discussion & Analysis

During the six-month period ended December 31, 2001, the Preferred Large Cap Growth Fund declined 6.96%, versus the S&P 500 Index, which declined 5.55%. Since inception, the fund has grown at an annual average rate of 14.52%, versus a 13.74% return for the benchmark.

We believe the Preferred Large Cap Growth Fund was appropriately diversified during the six-month period due to the slowing economy. As a result, the fund did not make major shifts during the period.

Several areas that performed well during the six-month period included some of the stocks in the less economically sensitive sectors such as healthcare and consumer staples. During the six-month period, the fund's healthcare weighting moved from 15.3% to 18.1% due to the positive relative performance of several stocks such as Abbott Laboratories (2.1% of net assets) and American Home Products (2.4%) and through an increased investment in holdings such as Johnson & Johnson. The fund's consumer staples weighting increased also as a result of positive stock performance in companies such as Pepsico and Gillette (0.9%).

Two of the more difficult areas during the period were energy and telecom services. The fund's weighting in energy was reduced from just over 4.3% to 2.8%. Telecom services stocks were volatile in the period, ultimately posting negative returns due to the continued deteriorating fundamentals and concerns about overcapacity.

Large-cap growth stocks have experienced their biggest bear market since mid-1970s. We believe overall prospects for these stocks are improving, as we see corporate profits beginning to rebound sometime in 2002, and valuations have become more reasonable. It will, however, be a challenging investment environment coming out of this economic slowdown. We are at an inflection point, where stock valuations very often have moved ahead of improving fundamentals for a company. Our task is to weigh the evaluation levels with a company's ability and potential timing for earnings improvement.

Our overall strategy is to gradually move toward increasing our weightings in the more volatile, economically sensitive stocks. There are a number of interesting areas for investing going forward. We believe that the information technology sector may have a more normal recovery with some industries within this sector delivering superior results ahead of others. We also believe that some of the larger financial services companies have a strong outlook. We will continue to invest the fund on a stock-specific basis, combining in-depth, bottom-up research with a keen attention to companies we believe have the characteristics and infrastructure that will result in growth that is faster than the market and that are reasonably valued.

                                                       - Jennison Associates LLC

                                [PHOTO OMITTED]

Portfolio Manager: Kathleen A. McCarragher
--------------------------------------------------------------------------------

Title: Director, Executive Vice President and Domestic Equity Investment Strategist, Jennison Associates LLC
--------------------------------------------------------------------------------

Last Five Years' Experience: Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer before joining Jennison in May 1998. Kathleen assumed management of the Preferred Large Cap Growth Fund in April 1999.
--------------------------------------------------------------------------------

Education: B.B.A. in Finance--University of Wisconsin; M.B.A.--Harvard
Business School
--------------------------------------------------------------------------------


14 INVESTMENT REVIEW
   The Preferred Large Cap Growth Fund

Fund Facts as of December 31, 2001                                            15


Performance

The following information illustrates the historical performance of the Preferred Large Cap Growth Fund compared with the S&P 500 Index. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Large Cap Growth Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the fund matures.

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

Cumulative Total Return
================================================================================
                                  PAST         PAST         PAST        SINCE
                                6 MONTHS      1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Large Cap              -6.96%       -18.27%      73.88%       262.86%
Growth Fund
--------------------------------------------------------------------------------
S&P 500 Index                    -5.55%       -11.87%      66.26%       239.88%
================================================================================
                                                    * July 1, 1992

Average Annual Total Return
================================================================================
                                               PAST         PAST        SINCE
                                              1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Large Cap Growth Fund               -18.27%      11.70%       14.52%
--------------------------------------------------------------------------------
S&P 500 Index                                 -11.87%      10.70%       13.74%
================================================================================
                                                                  * July 1, 1992

A $10,000 Investment Since Inception

  [The following table was depicted as a line graph in the printed material.]

                             Preferred Large Cap Growth Fund       S&P 500 Index
7/1/92                                    10,000                      10,000
12/31/92                                  11,915                      10,837
6/30/93                                   12,425                      11,359
12/31/93                                  13,828                      11,921
6/30/94                                   12,468                      11,514
12/31/94                                  13,676                      12,074
6/30/95                                   16,733                      14,510
12/31/95                                  17,554                      16,599
6/30/96                                   19,237                      18,291
12/31/96                                  20,868                      20,429
6/30/97                                   27,732                      24,612
12/31/97                                  27,385                      27,218
6/30/98                                   33,003                      32,046
12/31/98                                  37,129                      35,043
6/30/99                                   42,991                      39,331
12/31/99                                  53,897                      42,395
6/30/00                                   56,014                      42,276
12/31/00                                  44,398                      38,532
6/30/01                                   38,999                      35,951
12/31/01                                  36,286                      33,988

Top Ten Stock Holdings*
                                                         (% of total net assets)

 1. Citigroup Inc.                                                          3.8%
--------------------------------------------------------------------------------
 2. Microsoft Corp.                                                         3.6%
--------------------------------------------------------------------------------
 3. American International Group Inc.                                       3.4%
--------------------------------------------------------------------------------
 4. General Electric Co.                                                    3.1%
--------------------------------------------------------------------------------
 5. International Business Machines Corp.                                   3.0%
--------------------------------------------------------------------------------
 6. Kohls Corp.                                                             3.0%
--------------------------------------------------------------------------------
 7. Pepsico Inc.                                                            2.9%
--------------------------------------------------------------------------------
 8. Home Depot Inc.                                                         2.9%
--------------------------------------------------------------------------------
 9. Tyco International Ltd.                                                 2.8%
--------------------------------------------------------------------------------
10. Johnson & Johnson                                                       2.8%
--------------------------------------------------------------------------------

Portfolio Holdings                                                           67
--------------------------------------------------------------------------------

* Holdings listed are as of 12/31/01. Current holdings of any mutual fund are subject to change without notice.

Fund Composition                                         (% of total net assets)

Health Care                                                                18.1%
--------------------------------------------------------------------------------
Financials                                                                 17.1%
--------------------------------------------------------------------------------
Consumer Goods                                                             16.5%
--------------------------------------------------------------------------------
Technology                                                                 13.5%
--------------------------------------------------------------------------------
Telecommunication Services                                                 11.7%
--------------------------------------------------------------------------------
Basic Materials                                                             8.8%
--------------------------------------------------------------------------------
Services                                                                    5.2%
--------------------------------------------------------------------------------
Capital Goods                                                               4.7%
--------------------------------------------------------------------------------
Energy                                                                      2.8%
--------------------------------------------------------------------------------
Transportation                                                              1.1%
--------------------------------------------------------------------------------
Other                                                                       0.5%
--------------------------------------------------------------------------------
                                                                  Total     100%

                             www.PreferredGroup.com

December 31, 2001 (unaudited)

The Preferred Large Cap Value Fund seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and offer above-average potential for capital appreciation.

Discussion & Analysis

During the six months ended December 31, 2001, the Preferred Large Cap Value Fund declined 6.66%, versus a 5.55% decline in the S&P 500 Index. Since its inception, the fund has delivered an average annual return of 13.17% versus a return of 13.74% for the benchmark.

More than a third of the fund is invested in the stocks of financial services companies. These holdings slightly aided fund performance during the period. Insurance stocks XL Capital and ACE Ltd. (0.8% of net assets) suffered temporary set backs in September, but have rebounded as pricing for insurance products continues to strengthen.

Another contributor to performance was Gillette (1.9%), which benefited from evidence of improvements made by the new CEO. On the other hand, earnings setbacks related to competitive activities have been detrimental to Kroger.

We have added to positions in telecom stocks as we believe conditions in the long-distance business are approaching a positive turning point. Stocks in this group boosted performance. The fund was also aided by a relatively small exposure to technology and the fact that two of the technology stocks, Intel (0.6%) and Dell (1.5%) performed well.

Boeing (2.4%), Sabre Group (1.5%), Carnival (1.9%) and AMR Corporation (0.6%), like most travel-related companies, experienced a steep decline in price after September 11, which hurt fund performance. Their prices rebounded somewhat during the last part of the year, and we continue to believe in their long-term potential.

During the period we established positions in the utilities sector, specifically El Paso Corporation (0.7%) and Exelon (2.7%), as the prices of many stocks in the group fell. Utilities are more compelling investments in the context of deregulation, which increases the ability of a company to deliver greater shareholder value. Recent setbacks such as the California power shortage have hurt investor sentiment such that a number of utilities now trade at or below their pre-deregulation valuations, which we believe creates opportunities to capitalize on discounts to intrinsic value.

Overall, we believe that the economy will recover well in 2002. We also believe the associated recovery in equities will be moderate, simply because valuations generally remained high throughout the downturn. The great success of the Federal Reserve during the recession of 2001 was in preventing a market collapse and a more severe recession. As such, it is imprudent to count on a substantial market rebound from already-high valuation levels.

We believe conditions are favorable for our research-driven, intrinsic-value investment approach in a market propelled not by powerful themes but by individual stocks.

                                                           - Oppenheimer Capital

                                [PHOTO OMITTED]

Portfolio Manager: John G. Lindenthal
--------------------------------------------------------------------------------

Title: Managing Director, Oppenheimer Capital
--------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio Manager at Oppenheimer Capital. John has managed the Preferred Large Cap Value Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------

Education: B.S., M.B.A.--University of Santa Clara
--------------------------------------------------------------------------------


16 INVESTMENT REVIEW
   The Preferred Large Cap Value Fund

Fund Facts as of December 31, 2001                                            17


Performance

The following information illustrates the historical performance of the Preferred Large Cap Value Fund compared with the S&P 500 Index. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Large Cap Value Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the fund matures.

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

Cumulative Total Return
================================================================================
                                  PAST         PAST         PAST        SINCE
                                6 MONTHS      1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Large Cap              -6.66%       -7.48%       56.47%       224.09%
Value Fund
--------------------------------------------------------------------------------
S&P 500 Index                    -5.55%       -11.87%      66.26%       239.88%
================================================================================
                                                                  * July 1, 1992

Average Annual Total Return
================================================================================
                                               PAST        PAST         SINCE
                                              1 YEAR      5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Preferred Large Cap Value Fund                -7.48%        9.37%       13.17%
--------------------------------------------------------------------------------
S&P 500 Index                                 -11.87%      10.70%       13.74%
================================================================================
                                                                  * July 1, 1992

A $10,000 Investment Since Inception

  [The following table was depicted as a line graph in the printed material.]

                           Preferred Large Cap Value Fund          S&P 500 Index
7/1/92                                  10,000                        10,000
12/31/92                                10,980                        10,837
6/30/93                                 11,673                        11,359
12/31/93                                11,945                        11,921
6/30/94                                 11,707                        11,514
12/31/94                                12,001                        12,074
6/30/95                                 14,718                        14,510
12/31/95                                16,258                        16,599
6/30/96                                 18,322                        18,291
12/31/96                                20,712                        20,429
6/30/97                                 24,612                        24,298
12/31/97                                27,218                        26,515
6/30/98                                 30,740                        32,046
12/31/98                                30,311                        35,043
6/30/99                                 32,743                        39,331
12/31/99                                31,600                        42,395
6/30/00                                 31,064                        42,276
12/31/00                                35,028                        38,532
6/30/01                                 34,723                        35,951
12/31/01                                32,409                        33,988

Top Ten Stock Holdings*
                                                         (% of total net assets)

  1. Federal Home Loan Mortgage Corp.                                       7.6%
--------------------------------------------------------------------------------
  2. Citigroup Inc.                                                         5.6%
--------------------------------------------------------------------------------
  3. Wells Fargo & Co.                                                      4.8%
--------------------------------------------------------------------------------
  4. XL Capital Ltd.                                                        4.4%
--------------------------------------------------------------------------------
  5. FleetBoston Financial Corp.                                            3.5%
--------------------------------------------------------------------------------
  6. Kroger Co.                                                             3.2%
--------------------------------------------------------------------------------
  7. Countrywide Credit Industry Inc.                                       2.8%
--------------------------------------------------------------------------------
  8. WorldCom Inc.                                                          2.8%
--------------------------------------------------------------------------------
  9. Sprint Corp.                                                           2.8%
--------------------------------------------------------------------------------
 10. Aflac Inc.                                                             2.7%

Portfolio Holdings                                                           49
--------------------------------------------------------------------------------

* Holdings listed are as of 12/31/01. Current holdings of any mutual fund are subject to change without notice.

Fund Composition                                         (% of total net assets)

Financials                                                                 36.7%
--------------------------------------------------------------------------------
Telecommunication Services                                                 13.1%
--------------------------------------------------------------------------------
Consumer Goods                                                              9.2%
--------------------------------------------------------------------------------
Services                                                                    8.2%
--------------------------------------------------------------------------------
Health Care                                                                 7.4%
--------------------------------------------------------------------------------
Capital Goods                                                               6.8%
--------------------------------------------------------------------------------
Energy                                                                      6.3%
--------------------------------------------------------------------------------
Transportation                                                              4.6%
--------------------------------------------------------------------------------
Technology                                                                  2.6%
--------------------------------------------------------------------------------
Basic Materials                                                             0.6%
--------------------------------------------------------------------------------
Other                                                                       4.5%
--------------------------------------------------------------------------------
                                                              Total         100%

                             www.PreferredGroup.com

December 31, 2001 (unaudited)

The Preferred Asset Allocation Fund seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

Discussion & Analysis

The Preferred Asset Allocation Fund declined 1.98% in the six months ended December 31, 2001. In comparison, the fund's blended benchmark, consisting of 65% - S&P 500 Index, 30% - Lehman Brothers Long-Term Treasury Index and 5% - 90-Day Treasury Bills, declined 5.97% for the period. The fund has provided an average annual return of 11.17% since inception, compared to 11.63% for the benchmark.

The Federal Reserve responded to the recession by reducing interest rates five times during the second half of the year by a total of 2%--the most aggressive pace of reductions since 1982. However, many investors were probably disappointed to discover that the Fed does not control the economy to the degree they had hoped.

After peaking at an 8.3% annual rate during the fourth quarter of 1999, GDP growth decelerated steadily toward a negative 1.3% rate in the third quarter of 2001. This was the first decline in GDP since the first quarter of 1993, as businesses reduced inventories, consumers cut spending and exports declined.

Consumer spending, which accounts for about two-thirds of economic activity, turned in a 1.0% annual rate during the period--the slowest rate of growth since the first quarter of 1993. On the other hand, relatively low mortgage rates continued to help sales of both new and existing homes. In December, the Conference Board's Consumer Confidence Index rebounded from a seven-year low of
84.9 in November to 93.7 in December. This despite the unemployment rate moving to a six-year high of 5.8%.

Manufacturing showed tentative signs of improvement in December. After touching a 10-year low of 39.8 in October, the Institute for Supply Management's Purchasing Managers' Index (PMI), while still indicating an overall contraction in activity, rebounded to 48.2 in December.

During the first six months of the fiscal year, the fund made several shifts in allocation. Our asset mix favored stocks throughout the period, but favored stocks even more heavily after the significant price declines that followed September 11. By the end of the period, a large recovery in stock prices lowered the expected return and the fund shifted back to a mix that more closely resembled its six-months earlier position.

The market seems to have already anticipated significant earnings improvement in 2002. In addition bond yields have increased significantly and inflation expectations are dropping. One of the reasons stocks typically outperform bonds over the long run is that asset values rise with inflation. If inflation is low, or if we have deflation, then asset values will not rise quickly and may even shrink.

                                               - Mellon Capital Management Corp.
                                               - PanAgora Asset Management, Inc.

                                [PHOTO OMITTED]

Mellon Capital Management Corporation

Portfolio Manager: Thomas B. Hazuka
--------------------------------------------------------------------------------

Title: Chief Investment Officer, Mellon Capital Management Corporation
--------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio Manager at Mellon Capital. Tom has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------

Education: B.S.--Stevens Institute of Technology; M.B.A.--University of Connecticut; Ph.D.--Stanford University
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

PanAgora Asset Management, Inc.

Portfolio Manager: Edgar E. Peters
--------------------------------------------------------------------------------

Title: Director of Asset Allocation and Chief Investment Officer, PanAgora Asset Management, Inc.
--------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio Manager at PanAgora Asset Management. Ed has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------

Education: B.S.--Montclair State College; M.B.A.--Rutgers University
--------------------------------------------------------------------------------


18 INVESTMENT REVIEW
   The Preferred Asset Allocation Fund

Fund Facts as of December 31, 2001                                            19


Performance

The following information illustrates the historical performance of the Preferred Asset Allocation Fund compared with a blended benchmark consisting of:
65% - S&P 500 Index; 30% - Lehman Brothers Long-Term Treasury Index; and 5% - 90-Day Treasury Bills. The S&P 500 Index is the most common index for the overall U.S. stock market. It is comprised of 500 of the leading U.S. companies representing major industries. The Lehman Brothers Long-Term Treasury Index is a market-weighted index of all publicly held Treasury issues with maturities greater than 10 years. The 90-Day Treasury Bill benchmark is a performance calculation using recently issued 90-Day Treasury Bills. The performance of the Preferred Asset Allocation Fund is also compared with the S&P 500 Index.

The Preferred Asset Allocation Fund has a blended benchmark to reflect its flexibility to invest in stocks, bonds and short-term instruments.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Asset Allocation Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the fund matures.

Cumulative Total Return
================================================================================
                                  PAST         PAST         PAST        SINCE
                                6 MONTHS      1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Asset                  -1.98%       -7.45%       54.76%      173.69%
Allocation Fund
--------------------------------------------------------------------------------
65/30/5 Benchmark                -5.97%       -9.84%       55.78%      184.41%
--------------------------------------------------------------------------------
S&P 500 Index                    -5.55%       -11.87%      66.26%      239.88%
================================================================================
                                                                  * July 1, 1992

Average Annual Total Return
================================================================================
                                               PAST         PAST        SINCE
                                              1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Asset Allocation Fund               -7.45%        9.13%      11.17%
--------------------------------------------------------------------------------
65/30/5 Benchmark                             -9.84%        9.27%      11.63%
--------------------------------------------------------------------------------
S&P 500 Index                                 -11.87%      10.70%      13.74%
================================================================================
                                                                  * July 1, 1992

A $10,000 Investment Since Inception

   [The following table was depicted as a line graph in the printed material.]

         Preferred Asset Allocation Fund     65/30/5 Benchmark    S&P 500 Index

7/1/92                10,000                      10,000              10,000
12/31/92              10,731                      10,781              10,837
6/30/93               11,357                      11,523              11,359
12/31/93              11,869                      12,057              11,921
6/30/94               11,212                      11,483              11,514
12/31/94              11,563                      11,848              12,074
6/30/95               13,643                      14,057              14,510
12/31/95              15,354                      15,849              16,599
6/30/96               16,132                      16,429              18,291
12/31/96              17,685                      18,021              20,429
6/30/97               19,521                      20,789              24,612
12/31/97              21,384                      23,054              27,218
6/31/98               23,784                      26,167              32,046
12/31/98              27,161                      28,497              35,043
6/30/99               27,879                      30,153              39,331
12/31/99              27,755                      31,526              42,395
6/30/00               29,433                      32,395              42,276
12/31/00              29,573                      31,546              38,532
6/30/01               27,923                      30,779              35,951
12/31/01              27,369                      28,441              33,988

Portfolio Allocation*                                    (% of total net assets)

                                       12/31/01**      6/30/01**      12/31/00**
--------------------------------------------------------------------------------
Stocks                                     56%            56%            52%
--------------------------------------------------------------------------------
Bonds                                      25%            34%            27%
--------------------------------------------------------------------------------
Short-Term                                 19%             9%            21%
(maturities less than one year)
--------------------------------------------------------------------------------
Other                                                      1%
--------------------------------------------------------------------------------
                             Total        100%           100%           100%
--------------------------------------------------------------------------------

*     Allocations do not consider the effect of futures or options contracts.

** Allocations do not consider the effect of short-term investments representing collateral from our securities lending activity.

                             www.PreferredGroup.com

December 31, 2001 (unaudited)

The Preferred Fixed Income Fund seeks its objective of a high level of current income consistent with investment in a diversified portfolio of debt securities.

Discussion & Analysis

For the six months ended December 31, 2001, the Preferred Fixed Income Fund returned 4.25%, compared to 4.73% for the Salomon Brothers Broad Investment Grade (BIG) Index. Since its inception, the fund has provided an average annual return of 6.77%, compared to 7.36% for its benchmark.

Interest rates rallied as the yield curve steepened over the period, with very short-term rates anchored by the Fed's easing moves. The corporate sector outperformed comparable-duration U.S. Treasuries by 254 basis points. Moreover, this performance was in spite of the market's absorbing $588 billion in new-issue supply, up 81% in 2001 compared to 2000, which itself was a record year for new issuance.

More painfully, the year 2001 was also a record year for "fallen angels" as bonds with a par value of $63.6 billion fell below investment grade. The largest and most precipitous credit meltdown was recorded in November, when Enron defaulted on $13 billion of outstanding debt.

As interest rates rose from their lows in early November, home refinancings subsided and residential mortgage securities began to outperform. The commercial mortgage-backed securities sector turned in a modest outperformance, and the emerging markets debt sector modestly outperformed investment-grade indexes during the fourth quarter of 2001.

We maintained a long-duration position through the period with most of the duration exposure concentrated in the very short end of the yield curve. In corporates, we increased our position in the final months of the year, taking advantage of the attractive yield spreads. We added significantly to our residential mortgage overweight during the period, while maintaining our strategic overweight in non-call commercial and multi-family mortgages.

In the extended sectors, we maintained our position in high yield. We held minimal exposure to emerging markets debt in the fourth quarter, adding only exposure to Mexico to get portfolios close to index-neutral. We held no position in non-dollar bonds. These extended sectors while recovering significantly in the fourth quarter, were a drag on performance during the past six months. Security selection also detracted from performance.

We believe that the Fed will continue to pursue an accommodative monetary policy. Short-maturity interest rates and eurodollar contracts in particular are pricing a Fed move to tightening as early as the middle of 2002, which in our view is unlikely. As a result, we will likely maintain a long-duration position concentrated in short to intermediate maturities. We believe with corporate recovery will come significantly improved credit sector performance. We will remain overweight in the credit sectors to capture the performance from this trend.

                                        - J.P. Morgan Investment Management Inc.

                                [PHOTO OMITTED]

Portfolio Manager: E. Luke Farrell
--------------------------------------------------------------------------------

Title: Vice President, Fixed Income Portfolio Manager, J.P. Morgan Investment Management Inc.
--------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio Manager and Fixed-Income Securities Trader, J.P. Morgan Investment Management Inc. Luke has managed the Preferred Fixed Income Fund since February 1, 2000.
--------------------------------------------------------------------------------

Education: B.S.--University of Virginia
--------------------------------------------------------------------------------


20 INVESTMENT REVIEW
   The Preferred Fixed Income Fund

Fund Facts as of December 31, 2001                                            21


Performance

The following information illustrates the historical performance of the Preferred Fixed Income Fund compared with the Salomon Brothers Broad Investment Grade (BIG) Index. The Index includes approximately 5,000 U.S. Treasury, Agency, Mortgage and Corporate Bonds; credit quality must be investment grade (AAA-BBB by Standard & Poor's).

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Fixed Income Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the fund matures.

Cumulative Total Return
================================================================================
                                  PAST         PAST        PAST         SINCE
                                6 MONTHS      1 YEAR      5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Preferred Fixed                   4.25%        7.21%       36.48%       86.44%
Income Fund
--------------------------------------------------------------------------------
Salomon Bros. BIG Index           4.73%        8.52%       43.12%       96.32%
================================================================================
                                                                  * July 1, 1992

Average Annual Total Return
================================================================================
                                               PAST         PAST        SINCE
                                              1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Fixed Income Fund                    7.21%        6.42%        6.77%
--------------------------------------------------------------------------------
Salomon Bros. BIG Index                        8.52%        7.43%        7.36%
================================================================================
                                                                  * July 1, 1992

A $10,000 Investment Since Inception

   [The following table was depicted as a line graph in the printed material.]

                         Preferred Fixed Income Fund     Salomon Bros. BIG Index
7/1/92                             10,000                        10,000
12/31/92                           10,471                        10,461
6/30/93                            11,259                        11,198
12/31/93                           11,549                        11,496
6/30/94                            11,207                        11,065
12/31/94                           11,273                        11,169
6/30/95                            12,494                        12,454
12/31/95                           13,264                        13,238
6/30/96                            13,009                        13,071
12/31/96                           13,660                        13,717
6/30/97                            14,101                        14,138
12/31/97                           14,814                        15,038
6/30/98                            15,416                        15,634
12/31/98                           15,848                        16,348
6/30/99                            15,578                        16,121
12/31/99                           15,730                        16,211
6/30/00                            16,144                        16,846
12/31/00                           17,390                        18,091
6/30/01                            17,884                        18,745
12/31/01                           18,644                        19,632

Portfolio Statistics

Portfolio Holdings                                                           173
--------------------------------------------------------------------------------
Average Maturity                                                      16.3 years
--------------------------------------------------------------------------------
Average Duration                                                       5.2 years
--------------------------------------------------------------------------------
Average Quality                                                               AA
--------------------------------------------------------------------------------

Portfolio Allocation*                                  (% of total net assets**)

Foreign Corporates & Govt                                                 45.6%
--------------------------------------------------------------------------------
Short-Term                                                                42.3%
(maturities less than one year)
--------------------------------------------------------------------------------
Corporates                                                                24.1%
--------------------------------------------------------------------------------
Mortgages/Asset Backed                                                    22.2%
--------------------------------------------------------------------------------
Treasury                                                                   6.7%
--------------------------------------------------------------------------------
Other                                                                    (40.9%)
--------------------------------------------------------------------------------
                                                              Total        100%

* Allocations do not consider the effect of futures contracts. See Note 4 of the notes to the financial statements for open futures contracts at December 31, 2001.

** Allocations do not consider the effect of short-term investments representing collateral from our securities lending activity.

Quality

Treasury/AAA/Agency                                                       76.0%
-------------------------------------------------------------------------------
AA                                                                         1.2%
-------------------------------------------------------------------------------
A                                                                         10.1%
-------------------------------------------------------------------------------
BBB                                                                       10.0%
-------------------------------------------------------------------------------
BB                                                                         1.2%
-------------------------------------------------------------------------------
B                                                                          1.4%
-------------------------------------------------------------------------------
Other                                                                      0.1%
-------------------------------------------------------------------------------
                                                              Total        100%

                             www.PreferredGroup.com

December 31, 2001 (unaudited)

The Preferred Short-Term Government Securities Fund seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

Discussion & Analysis

The Preferred Short-Term Government Securities Fund returned 3.75% for the six months ended December 31, 2001, compared to a return of 4.17% for the Merrill Lynch 1-3 Year Treasury Index. Since inception, the fund has achieved an average annualized return of 5.21% versus 6.09% for the benchmark.

During the second half of 2001, investment markets had to deal with the technical and fundamental ramifications of September 11. Before the attacks, it had become apparent that the economy was close to, if not already in, a recession, and there were many signs that key economic sectors were approaching bottom. After September 11, the shock of the attacks provided a catalyst for further near-term weakening and probably lengthened the recession as well.

Throughout the period, the Federal Reserve and the U.S. Government worked diligently to provide sufficient liquidity and stimulus to the economy. Over the second half of 2001, the Fed cut its fed funds target five times for a total of 200 basis points. The U.S. Government made emergency funds available for the airline industry and pumped additional money into the system through increased defense spending.

As we approached year's end, some of the economic tea leaves turned positive, possibly indicating that a recovery, or at least a bottoming, is not far off. During the past six months, the yield on the 2-year Treasury note fell by 115 basis points, in sympathy with the Fed's actions, while the longer 30-year Treasury bond yield dropped only 22 basis points--despite the Treasury announcing that it would no longer issue this security.

The fund's sector breakdown as of December 31, 2001 was 77% government-sponsored agency debentures, 9% government agency mortgage-related securities, 7% U.S. Treasury and 7% cash equivalents. Much of the underperformance of the fund can be attributed to an income differential between the fund and the benchmark.

The fund has and will remain consistent with its process, emphasizing a greater weighting in yield-spread product, primarily agency debentures, while attempting to keep its duration slightly longer than the duration of the benchmark. We believe the term structure of interest rates may increase slightly with a gradual flattening of the yield curve following the increase in volatility that often accompanies economic inflection points. In this environment, we will add further to callable debentures from agencies and short average life agency mortgage securities to take advantage of their increased yield profiles.

                                        - Caterpillar Investment Management Ltd.

                                [PHOTO OMITTED]

Portfolio Manager: Charles T. (C.T.) Urban, III, CFA
--------------------------------------------------------------------------------

Title: Senior Portfolio Manager, Caterpillar Investment Management Ltd.
--------------------------------------------------------------------------------

Last Five Years' Experience: Vice President and Senior Portfolio Manager for the Windsor Financial Group in Minneapolis. C.T. assumed management of the Preferred Short-Term Government Securities Fund on November 1, 1999.
--------------------------------------------------------------------------------

Education: B.S.--University of North Carolina; M.B.A.--University of Minnesota; Chartered Financial Analyst
--------------------------------------------------------------------------------


22 INVESTMENT REVIEW
   The Preferred Short-Term Government Securities Fund

Fund Facts as of December 31, 2001                                            23


Performance

The following information illustrates the historical performance of the Preferred Short-Term Government Securities Fund compared with the Merrill Lynch 1-3 Year Treasury Index. The Index comprises primarily U.S. Treasury Notes and Bonds with remaining maturities of one to three years.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Short-Term Government Securities Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the fund matures.

Cumulative Total Return
================================================================================
                                  PAST         PAST         PAST        SINCE
                                6 MONTHS      1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Short-Term              3.75%        7.26%       31.88%       62.04%
Government Securities Fund
--------------------------------------------------------------------------------
ML 1-3 Yr. Treasury Index         4.17%        8.30%       37.56%       75.31%
================================================================================
                                                                  * July 1, 1992

Average Annual Total Return
================================================================================
                                               PAST         PAST        SINCE
                                              1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Short-Term                           7.26%        5.69%        5.21%
Government Securities Fund
--------------------------------------------------------------------------------
ML 1-3 Yr. Treasury Index                      8.30%        6.59%        6.09%
================================================================================
                                                                  * July 1, 1992

A $10,000 Investment Since Inception

   [The following table was depicted as a line graph in the printed material.]

           Preferred Short-Term Gov't. Sec. Fund       ML 1-3 Yr. Treasury Index
7/1/92                      10,000                             10,000
12/31/92                    10,261                             10,317
6/30/93                     10,632                             10,658
12/31/93                    10,833                             10,875
6/30/94                     10,723                             10,830
12/31/94                    10,757                             10,938
6/30/95                     11,336                             11,666
12/31/95                    11,735                             12,140
6/30/96                     11,914                             12,303
12/31/96                    12,287                             12,744
6/30/97                     12,606                             13,111
12/31/97                    13,046                             13,593
6/30/98                     13,327                             14,003
12/31/98                    13,667                             14,544
6/30/99                     13,762                             14,714
12/31/99                    13,982                             14,989
6/30/00                     14,376                             15,438
12/31/00                    15,127                             16,188
6/30/01                     15,638                             16,830
12/31/01                    16,204                             17,531

Portfolio Highlights

Weighted Averages
--------------------------------------------------------------------------------
   Average Maturity                                                   1.72 years
--------------------------------------------------------------------------------
   Average Duration                                                   1.61 years
--------------------------------------------------------------------------------
   Average Credit Quality                                                    AAA
--------------------------------------------------------------------------------
   Average Weighted Coupon                                                  4.72
--------------------------------------------------------------------------------
Portfolio Holdings                                                            28
--------------------------------------------------------------------------------

Portfolio Allocation                                     (% of total net assets)

Mortgages                                                                  85.1%
--------------------------------------------------------------------------------
Short-Term                                                                  8.1%
(maturities less than one year)
--------------------------------------------------------------------------------
U.S. Treasury                                                               6.6%
--------------------------------------------------------------------------------
Other                                                                       0.2%
--------------------------------------------------------------------------------
                                                                  Total     100%

                             www.PreferredGroup.com

December 31, 2001 (unaudited)

The Preferred Money Market Fund seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term fixed income instruments.

Discussion & Analysis

The current recession is largely the result of an over-investment cycle during the late 1990s and early 2000. In retrospect, U.S. investors and businesses systematically overestimated the return on capital and collectively overextended their capital stock and payrolls. Then, as a consequence of deep cutbacks in capital spending and a sharp inventory correction, GDP growth steadily lost momentum throughout 2001.

Consumers, rather than businesses, became the primary source of economic strength. However, September 11 dramatically altered consumer psychology and investor confidence. Faced with a combination of increasing layoff announcements and the continuing negative wealth effect of falling stock markets, consumers retrenched, triggering recession.

Interest rate markets went on a wild ride in November. Mid-month, with yields at historic lows, good economic news raised hopes that a recovery was close at hand or already underway. Positive news from Afghanistan and the equity market's performance caused one of the sharpest increases in market rates in the last decade. By month's end, the bond market had retraced some of its sell-off on a mixture of Fed comments, less encouraging economic data and the news of Enron's collapse.

December followed with a flurry of unexpectedly positive reports that made it look like the economy was close to ending its contraction. During the last three months of 2001, the Fed eased an additional 125 basis points in rates. Even so, Treasury yields ended higher, with the 2-year note up over 17 basis points to 3.03% and the 5-year note higher by 50 basis points to 4.30%.

During the third quarter of 2001, we extended the weighted average maturity of the fund through the purchase of 1-month, 3-month and 6-month paper. The lack of supply in floating-rate notes hindered our efforts to add to our allocation in this sector. During the fourth quarter, we purchased 3-month, 4-month and 1-year paper to maintain a slightly longer weighted average maturity. We altered course slightly in December to maintain liquidity over year's end, which resulted in an overall shortening of the weighted average maturity.

We believe the economy may gradually begin to grow during the first quarter of 2002 and continue to grow in the second quarter of 2002. However, we do not believe the economy will be robust enough to cause the Fed to tighten before the third quarter. In fact, it may have to ease in the first quarter should economic data continue on the soft side. As a result, we will tactically continue to add floating-rate notes and target a weighted-average maturity of 45 days for the portfolio.

                                        - J.P. Morgan Investment Management Inc.

                                [PHOTO OMITTED]

Portfolio Manager: Mark Settles
--------------------------------------------------------------------------------

Title: Vice President, Portfolio Manager, J.P. Morgan Investment Management Inc.
--------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio Manager, J.P. Morgan Investment Management Inc. Mark assumed responsibility for management of the Preferred Money Market Fund on January 1, 2000.
--------------------------------------------------------------------------------

Education: B.A.--Columbia University; M.B.A.--Northwestern University
--------------------------------------------------------------------------------


24 INVESTMENT REVIEW
   The Preferred Money Market Fund

Fund Facts as of December 31, 2001                                            25


Performance

The following information illustrates the historical performance of the Preferred Money Market Fund compared to Money Fund Report Average/All Taxable. This benchmark is used for taxable money market funds.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Money Market Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the fund matures.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Cumulative Total Return
================================================================================
                        PAST      7-DAY CURRENT    PAST       PAST      SINCE
                      6 MONTHS        YIELD++     1 YEAR     5 YEARS  INCEPTION*
--------------------------------------------------------------------------------
Preferred Money         1.47%         1.91%        3.95%     28.21%     54.17%+
Market Fund
--------------------------------------------------------------------------------
Money Fund Report
Avg/All Taxable         1.30%         1.59%        3.66%     26.78%     51.75%
================================================================================
                                                                 * July 1, 1992
 + Total return would have been lower if a portion of the management fee (0.15%)
    had not been waived for the period January 1, 1993 through October 31, 1995. ++ The seven-day current yield for the Money Market Fund more closely reflects the current earnings of the fund than does the total return quotation. The yield for Money Fund Report Avg/All Taxable represents the seven-day current yield as of December 31, 2001.

Average Annual Total Return
================================================================================
                                                   PAST       PAST      SINCE
                                                  1 YEAR     5 YEARS  INCEPTION*
--------------------------------------------------------------------------------
Preferred Money Market Fund                        3.95%      5.09%      4.66%+
--------------------------------------------------------------------------------
Money Fund Report Avg/All Taxable                  3.66%      4.86%      4.49%
================================================================================
                                                                  * July 1, 1992
 + Total return would have been lower if a portion of the management fee (0.15%) had not been waived for the period January 1, 1993 through October 31, 1995.

A $10,000 Investment Since Inception

   [The following table was depicted as a line graph in the printed material.]

               Preferred Money Market Fund    Money Fund Report Avg./All Taxable
7/1/92                     10,000                           10,000
12/31/92                   10,140                           10,148
6/30/93                    10,271                           10,284
12/31/93                   10,406                           10,422
6/30/94                    10,569                           10,583
12/31/94                   10,814                           10,813
6/30/95                    11,126                           11,113
12/31/95                   11,438                           11,407
6/30/96                    11,719                           11,690
12/31/96                   12,018                           11,974
6/30/97                    12,319                           12,259
12/31/97                   12,638                           12,579
6/30/97                    12,986                           12,896
12/31/98                   13,318                           13,211
6/30/99                    13,621                           13,499
12/31/99                   13,963                           13,824
6/30/00                    14,363                           14,203
12/31/00                   14,818                           14,640
6/30/01                    15,180                           14,980
12/31/01                   15,417                           15,175

Portfolio Highlights

Weighted Averages
--------------------------------------------------------------------------------
   Average Maturity                                                      48 days
--------------------------------------------------------------------------------
   Average Credit Quality                                                  A1/P1
--------------------------------------------------------------------------------
   7-Day Current Yield                                                     1.91%
--------------------------------------------------------------------------------
Portfolio Holdings                                                            39
--------------------------------------------------------------------------------

Portfolio Allocation                                     (% of total net assets)

Commercial Paper                                                           64.8%
--------------------------------------------------------------------------------
Government Agencies                                                        10.3%
--------------------------------------------------------------------------------
Certificates of Deposit                                                     9.4%
--------------------------------------------------------------------------------
Corporate Bonds                                                             8.9%
--------------------------------------------------------------------------------
Floating Rate Notes                                                         6.1%
--------------------------------------------------------------------------------
Other                                                                       0.5%
--------------------------------------------------------------------------------
                                                                  Total     100%

                             www.PreferredGroup.com

Statements of Assets and Liabilities               December 31, 2001 (unaudited)

====================================================================================================================================

                                                                                        International   International   Small Cap
                                                       December 31, 2001 (unaudited)       Growth            Value        Growth
====================================================================================================================================
Assets
  Investments, at value, including $1,681,351, $36,567,800, $12,001,746, $8,236,189,
       $18,055,898, $16,386,913, $23,949,839, $9,623,609 of International Growth,
       International Value, Small Cap Growth, Mid Cap Growth, Large Cap Growth,
       Large Cap Value, Asset Allocation, and Fixed Income Funds' securities on loan .  $  21,790,979   $ 166,967,912  $ 56,447,054
  Short term investments at amortized cost ...........................................      3,617,472      57,737,346    15,043,244
  Cash ...............................................................................                            770
  Foreign currency at value ..........................................................                         20,352
  Receivable for investments sold ....................................................                                      483,716
  Receivable for fund shares sold ....................................................         42,089         959,054       545,664
  Unrealized appreciation of forward contracts .......................................         82,564
  Receivable for variation margin ....................................................
  Dividends and interest receivable ..................................................         22,572         115,222         8,740
  Foreign tax reclaim receivable .....................................................          5,451         282,599
  Prepaid expenses and other assets ..................................................          1,586          13,086         1,982
                                                                                        -------------------------------------------
       Total assets ..................................................................     25,562,713     226,096,341    72,530,400
                                                                                        -------------------------------------------

Liabilities
  Payable for investments purchased ..................................................                        243,743     1,335,002
  Payable for variation margin .......................................................
  Payable for fund shares redeemed ...................................................                      4,960,627       145,100
  Payable for distributions ..........................................................
  Payable upon return of securities loaned ...........................................      1,775,333      38,279,346    12,671,202
  Options written at fair value (premiums received $622,712) .........................
  Payable for:
       Management fees ...............................................................         20,718         140,957        48,356
       Audit fees ....................................................................         16,275          12,524         9,319
       Custodian fees ................................................................         12,928          91,391        11,464
       Legal fees ....................................................................                          4,667         1,305
       Trustees' fees ................................................................                          2,057           777
       Transfer agent fees ...........................................................          7,886          29,034        11,553
       Other fees ....................................................................          2,714             145         4,832
                                                                                        -------------------------------------------
            Total liabilities ........................................................      1,835,854      43,764,491    14,238,910
                                                                                        -------------------------------------------
  Net assets .........................................................................  $  23,726,859   $ 182,331,850  $ 58,291,490
                                                                                        ===========================================
  Shares of beneficial interest outstanding ..........................................      2,844,426      16,090,868     7,465,571
                                                                                        ===========================================
  Offering and redemption price per share ............................................  $        8.34   $       11.33  $       7.81
                                                                                        ===========================================

Composition of Net Assets
  Paid-in capital ....................................................................  $  27,833,497   $ 178,641,179  $ 98,479,997
  Undistributed (Distributions in excess of) net investment income (loss) ............        (91,554)       (199,011)     (263,695)
  Accumulated net realized gains (losses) on investments, futures, options,
       forwards, and foreign currency ................................................     (4,018,692)       (345,584)  (44,826,117)
  Net unrealized appreciation (depreciation) on:
       Investments ...................................................................        (79,290)      4,251,357     4,901,305
       Futures .......................................................................
       Options .......................................................................
       Forward contracts .............................................................         82,564
       Foreign denominated other assets, liabilities & currency ......................            334         (16,091)
                                                                                        -------------------------------------------
                                                                                        $  23,726,859   $ 182,331,850  $ 58,291,490
                                                                                        ===========================================
  Investments and short-term investments at cost .....................................  $  25,487,741   $ 220,453,901  $ 66,588,993
  Foreign currency holdings at cost ..................................................                         20,287

====================================================================================================================================

====================================================================================================================================

                                                                                            Mid Cap      Large Cap      Large Cap
                                                       December 31, 2001 (unaudited)        Growth        Growth         Value

====================================================================================================================================
Assets
  Investments, at value, including $1,681,351, $36,567,800, $12,001,746, $8,236,189,
       $18,055,898, $16,386,913, $23,949,839, $9,623,609 of International Growth,
       International Value, Small Cap Growth, Mid Cap Growth, Large Cap Growth,
       Large Cap Value, Asset Allocation, and Fixed Income Funds' securities on loan .  $  33,128,211  $ 507,719,731  $ 344,692,720
  Short term investments at amortized cost ...........................................      9,931,903     21,535,945     34,641,709
  Cash ...............................................................................                         5,036
  Foreign currency at value ..........................................................
  Receivable for investments sold ....................................................        203,936      5,940,787
  Receivable for fund shares sold ....................................................        326,793      2,136,064      1,202,353
  Unrealized appreciation of forward contracts .......................................
  Receivable for variation margin ....................................................
  Dividends and interest receivable ..................................................          6,500        462,151        195,997
  Foreign tax reclaim receivable .....................................................
  Prepaid expenses and other assets ..................................................          3,419          8,054         18,712
                                                                                        -------------------------------------------
       Total assets ..................................................................     43,600,762    537,807,768    380,751,491
                                                                                        -------------------------------------------

Liabilities
  Payable for investments purchased ..................................................        357,159      4,385,020
  Payable for variation margin .......................................................
  Payable for fund shares redeemed ...................................................          4,360      3,935,527      2,461,445
  Payable for distributions ..........................................................
  Payable upon return of securities loaned ...........................................      8,739,663     18,600,945     16,880,992
  Options written at fair value (premiums received $622,712) .........................
  Payable for:
       Management fees ...............................................................         28,868        326,271        232,002
       Audit fees ....................................................................         14,164         10,905         10,490
       Custodian fees ................................................................          5,580         20,858         15,409
       Legal fees ....................................................................                         2,328
       Trustees' fees ................................................................
       Transfer agent fees ...........................................................          7,629         61,139         34,587
       Other fees ....................................................................          2,425          9,477
                                                                                        -------------------------------------------
            Total liabilities ........................................................      9,159,848     27,352,470     19,634,925
                                                                                        -------------------------------------------
  Net assets .........................................................................  $  34,440,914  $ 510,455,298  $ 361,116,566
                                                                                        ===========================================
  Shares of beneficial interest outstanding ..........................................      3,515,239     41,487,905     19,545,219
                                                                                        ===========================================
  Offering and redemption price per share ............................................  $        9.80  $       12.30  $       18.48
                                                                                        ===========================================

Composition of Net Assets
  Paid-in capital ....................................................................  $  35,969,472  $ 617,113,722  $ 264,959,402
  Undistributed (Distributions in excess of) net investment income (loss) ............       (177,575)       (41,887)         9,869
  Accumulated net realized gains (losses) on investments, futures, options,
       forwards, and foreign currency ................................................     (5,432,896)  (118,891,258)    (2,059,182)
  Net unrealized appreciation (depreciation) on:
       Investments ...................................................................      4,081,913     12,274,721     98,206,543
       Futures .......................................................................
       Options .......................................................................
       Forward contracts .............................................................
       Foreign denominated other assets, liabilities & currency ......................                                          (66)
                                                                                        -------------------------------------------
                                                                                        $  34,440,914  $ 510,455,298  $ 361,116,566
                                                                                        ===========================================
  Investments and short-term investments at cost .....................................  $  38,978,201  $ 516,980,955  $ 281,127,886
  Foreign currency holdings at cost ..................................................

====================================================================================================================================

====================================================================================================================================

                                                                                                                       Short-Term
                                                                                            Asset        Fixed         Government
                                                       December 31, 2001 (unaudited)    Allocation      Income         Securities
====================================================================================================================================
Assets
  Investments, at value, including $1,681,351, $36,567,800, $12,001,746, $8,236,189,
       $18,055,898, $16,386,913, $23,949,839, $9,623,609 of International Growth,
       International Value, Small Cap Growth, Mid Cap Growth, Large Cap Growth,
       Large Cap Value, Asset Allocation, and Fixed Income Funds' securities on loan .  $ 115,131,075  $ 183,782,127  $  97,255,841
  Short term investments at amortized cost ...........................................     52,466,616     88,751,984      8,602,837
  Cash ...............................................................................         20,204            435
  Foreign currency at value ..........................................................
  Receivable for investments sold ....................................................        358,063     52,199,171
  Receivable for fund shares sold ....................................................        432,614        252,218        197,525
  Unrealized appreciation of forward contracts .......................................
  Receivable for variation margin ....................................................                        62,351
  Dividends and interest receivable ..................................................        707,791      1,158,091        850,455
  Foreign tax reclaim receivable .....................................................
  Prepaid expenses and other assets ..................................................          5,189         16,404         15,827
                                                                                        -------------------------------------------
       Total assets ..................................................................    169,121,552    326,222,781    106,922,485
                                                                                        -------------------------------------------

Liabilities
  Payable for investments purchased ..................................................        353,428    127,521,078
  Payable for variation margin .......................................................         62,922
  Payable for fund shares redeemed ...................................................      2,816,065      2,288,044        762,018
  Payable for distributions ..........................................................         24,835         11,787          3,924
  Payable upon return of securities loaned ...........................................     24,554,970      9,787,907
  Options written at fair value (premiums received $622,712) .........................        284,575
  Payable for:
       Management fees ...............................................................         84,170         79,193         30,962
       Audit fees ....................................................................         12,257         10,492         11,380
       Custodian fees ................................................................         18,542          8,143          3,439
       Legal fees ....................................................................
       Trustees' fees ................................................................          1,084
       Transfer agent fees ...........................................................         24,155         12,209          4,090
       Other fees ....................................................................          2,049            332
                                                                                        -------------------------------------------
            Total liabilities ........................................................     28,239,052    139,719,185        815,813
                                                                                        -------------------------------------------
  Net assets .........................................................................  $ 140,882,500  $ 186,503,596  $ 106,106,672
                                                                                        ===========================================
  Shares of beneficial interest outstanding ..........................................     11,587,870     18,531,274     10,725,439
                                                                                        ===========================================
  Offering and redemption price per share ............................................  $       12.16  $       10.06  $        9.89
                                                                                        ===========================================

Composition of Net Assets
  Paid-in capital ....................................................................  $ 145,121,982  $ 188,490,781  $ 105,694,383
  Undistributed (Distributions in excess of) net investment income (loss) ............          2,233        333,544            (45)
  Accumulated net realized gains (losses) on investments, futures, options,
       forwards, and foreign currency ................................................            244     (4,803,881)      (859,743)
  Net unrealized appreciation (depreciation) on:
       Investments ...................................................................     (4,619,532)     2,400,439      1,272,077
       Futures .......................................................................         39,436         82,713
       Options .......................................................................        338,137
       Forward contracts .............................................................
       Foreign denominated other assets, liabilities & currency ......................
                                                                                        -------------------------------------------
                                                                                        $ 140,882,500  $ 186,503,596  $ 106,106,672
                                                                                        ===========================================
  Investments and short-term investments at cost .....................................  $ 172,217,223  $ 270,133,672  $ 104,586,601
  Foreign currency holdings at cost ..................................................

====================================================================================================================================

===========================================================================================================

                                                                                                 Money
                                                       December 31, 2001 (unaudited)            Market
===========================================================================================================
Assets
  Investments, at value, including $1,681,351, $36,567,800, $12,001,746, $8,236,189,
       $18,055,898, $16,386,913, $23,949,839, $9,623,609 of International Growth,
       International Value, Small Cap Growth, Mid Cap Growth, Large Cap Growth,
       Large Cap Value, Asset Allocation, and Fixed Income Funds' securities on loan .
  Short term investments at amortized cost ...........................................         $211,858,205
  Cash ...............................................................................                  521
  Foreign currency at value ..........................................................
  Receivable for investments sold ....................................................
  Receivable for fund shares sold ....................................................            2,119,366
  Unrealized appreciation of forward contracts .......................................
  Receivable for variation margin ....................................................
  Dividends and interest receivable ..................................................              372,062
  Foreign tax reclaim receivable .....................................................
  Prepaid expenses and other assets ..................................................               14,651
                                                                                               ------------
       Total assets ..................................................................          214,364,805
                                                                                               ------------

Liabilities
  Payable for investments purchased ..................................................
  Payable for variation margin .......................................................
  Payable for fund shares redeemed ...................................................            1,444,448
  Payable for distributions ..........................................................                2,588
  Payable upon return of securities loaned ...........................................
  Options written at fair value (premiums received $622,712) .........................
  Payable for:
       Management fees ...............................................................               52,140
       Audit fees ....................................................................                8,017
       Custodian fees ................................................................                6,325
       Legal fees ....................................................................
       Trustees' fees ................................................................
       Transfer agent fees ...........................................................               19,474
       Other fees ....................................................................                  842
                                                                                               ------------
            Total liabilities ........................................................            1,533,834
                                                                                               ------------
  Net assets .........................................................................         $212,830,971
                                                                                               ============
  Shares of beneficial interest outstanding ..........................................          212,830,971
                                                                                               ============
  Offering and redemption price per share ............................................         $       1.00
                                                                                               ============

Composition of Net Assets
  Paid-in capital ....................................................................         $212,830,971
  Undistributed (Distributions in excess of) net investment income (loss) ............
  Accumulated net realized gains (losses) on investments, futures, options, forwards, and foreign currency ................................................
  Net unrealized appreciation (depreciation) on:
       Investments ...................................................................
       Futures .......................................................................
       Options .......................................................................
       Forward contracts .............................................................
       Foreign denominated other assets, liabilities & currency ......................
                                                                                               $212,830,971
                                                                                               ------------
  Investments and short-term investments at cost .....................................         $211,858,205
                                                                                               ============
  Foreign currency holdings at cost ..................................................

===========================================================================================================

See notes to financial statements


26 & 27 STATEMENTS OF ASSETS AND LIABILITIES              www.PreferredGroup.com

                                                   December 31, 2001 (unaudited)

Statements of Operations

================================================================================================================================

                                Six Months Ended December 31, 2001    International   International    Small Cap      Mid Cap
                                                       (unaudited)       Growth           Value          Growth        Growth
================================================================================================================================
Investment Income
  Dividends ......................................................    $   145,531     $  1,392,847    $    84,215   $    42,167
  Interest .......................................................          3,018          114,566            443         1,585
  Securities lending, net of related expenses ....................          5,739          106,213         43,486        15,202
                                                                      ----------------------------------------------------------
                                                                          154,288        1,613,626        128,144        58,954
  Less foreign taxes withheld at source ..........................        (13,540)        (151,705)          (576)
                                                                      ----------------------------------------------------------
     Total income ................................................        140,748        1,461,921        127,568        58,954
                                                                      ----------------------------------------------------------

Expenses
  Management fees ................................................        120,448          855,766        277,009       151,598
  Audit fees .....................................................         20,167           18,958         15,227        16,480
  Custodian fees .................................................         64,117          233,479         55,446        44,912
  Registration fees ..............................................          4,933            7,562          6,243         4,933
  Legal fees .....................................................            909           17,827          5,338         1,112
  Trustees' fees .................................................            361            5,842          1,611
  Transfer agent fees ............................................         12,731           67,412         24,714        12,902
  Insurance fees .................................................             17            3,425          1,107             9
  Other expenses .................................................          4,410            9,345          4,568         4,583
                                                                      ----------------------------------------------------------
     Total expenses ..............................................        228,093        1,219,616        391,263       236,529
                                                                      ----------------------------------------------------------
       Net investment income (loss) ..............................        (87,345)         242,305       (263,695)     (177,575)
                                                                      ----------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments,
Futures, Options, Forward Contracts and Foreign Currency
Net realized gain (loss) on:
     Investments .................................................     (3,224,691)       6,991,706     (6,058,054)   (5,370,797)
     Futures .....................................................
     Options .....................................................
     Forward contracts ...........................................
     Foreign denominated other assets, liabilities & currency ....       (258,511)        (206,971)
Change in net unrealized appreciation (depreciation) on:
     Investments .................................................         21,901      (22,396,681)    (1,299,659)      817,045
     Futures .....................................................
     Options .....................................................
     Forward contracts ...........................................         77,861
     Foreign denominated other assets, liabilities & currency ....         (1,116)          36,359
                                                                      ----------------------------------------------------------
     Net gain (loss) .............................................     (3,384,556)     (15,575,587)    (7,357,713)   (4,553,752)
                                                                      ----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ..    $(3,471,901)    $(15,333,282)   $(7,621,408)  $(4,731,327)
                                                                      ==========================================================

================================================================================================================================

==========================================================================================================================

                                Six Months Ended December 31, 2001     Large Cap           Large Cap             Asset
                                                       (unaudited)       Growth               Value            Allocation
==========================================================================================================================
Investment Income
  Dividends ......................................................    $  2,098,700        $  2,805,365        $   580,666
  Interest .......................................................         107,235             280,376          1,308,882
  Securities lending, net of related expenses ....................          32,858              19,615             32,627
                                                                      ----------------------------------------------------
                                                                         2,238,793           3,105,356          1,922,175
  Less foreign taxes withheld at source ..........................          (5,217)            (7,994)             (2,010)
                                                                      ----------------------------------------------------
     Total income ................................................       2,233,576           3,097,362          1,920,165
                                                                      ----------------------------------------------------

Expenses
  Management fees ................................................       1,925,730           1,405,991            488,970
  Audit fees .....................................................          19,665              16,739             18,252
  Custodian fees .................................................          72,053              53,090             97,529
  Registration fees ..............................................          21,522              10,873              5,239
  Legal fees .....................................................          43,437              26,224             11,792
  Trustees' fees .................................................          10,689               7,365              3,628
  Transfer agent fees ............................................         153,538             110,660             69,444
  Insurance fees .................................................           8,970               4,641              2,521
  Other expenses .................................................          19,859              10,021              5,540
                                                                      ----------------------------------------------------
     Total expenses ..............................................       2,275,463           1,645,604            702,915
                                                                      ----------------------------------------------------
       Net investment income (loss) ..............................         (41,887)          1,451,758          1,217,250
                                                                      ----------------------------------------------------
Net Net Realized and Unrealized Gain (Loss) on Investments,
Futures, Options, Forward Contracts and Foreign Currency
Net realized gain (loss) on:
     Investments .................................................     (48,905,237)            586,288          3,393,003
     Futures .....................................................                                             (2,242,278)
     Options .....................................................                                                367,325
     Forward contracts ...........................................
     Foreign denominated other assets, liabilities & currency ....                                (143)
Change in net unrealized appreciation (depreciation) on:
     Investments .................................................       5,493,187         (29,583,590)        (7,453,770)
     Futures .....................................................                                              1,051,660
     Options .....................................................                                                338,137
     Forward contracts ...........................................
     Foreign denominated other assets, liabilities & currency ....                                 (66)
                                                                      ----------------------------------------------------
     Net gain (loss) .............................................     (43,412,050)        (28,997,511)        (4,545,923)
                                                                      ----------------------------------------------------
Net increase (decrease) in net assets resulting from operations ..    $(43,453,937)       $(27,545,753)       $(3,328,673)
                                                                      ===================================================

==========================================================================================================================

====================================================================================================================
                                                                                         Short-Term
                                Six Months Ended December 31, 2001      Fixed            Government         Money
                                                       (unaudited)      Income           Securities         Market
====================================================================================================================
Investment Income
  Dividends ......................................................
  Interest .......................................................    $ 5,170,579        $2,312,578       $3,380,966
  Securities lending, net of related expenses ....................         30,771
                                                                      ----------------------------------------------
                                                                        5,201,350         2,312,578        3,380,966
  Less foreign taxes withheld at source ..........................           (360)
                                                                      ----------------------------------------------
     Total income ................................................      5,200,990         2,312,578        3,380,966
                                                                      ----------------------------------------------

Expenses
  Management fees ................................................        451,677           162,281          305,139
  Audit fees .....................................................         16,739            17,244           14,219
  Custodian fees .................................................         69,771            29,572           41,377
  Registration fees ..............................................          5,546             7,058           11,584
  Legal fees .....................................................         12,706             6,153           13,423
  Trustees' fees .................................................          3,430             1,512            3,529
  Transfer agent fees ............................................         43,618            18,192           55,728
  Insurance fees .................................................          1,512               504            2,422
  Other expenses .................................................          5,947             2,183            4,526
                                                                      ----------------------------------------------
     Total expenses ..............................................        610,946           244,699          451,947
                                                                      ----------------------------------------------
       Net investment income (loss) ..............................      4,590,044         2,067,879        2,929,019
                                                                      ----------------------------------------------
Net Net Realized and Unrealized Gain (Loss) on Investments,
Futures, Options, Forward Contracts and Foreign Currency
Net realized gain (loss) on:
     Investments .................................................      1,719,991         1,122,135
     Futures .....................................................        512,706
     Options .....................................................
     Forward contracts ...........................................       (356,599)
     Foreign denominated other assets, liabilities & currency ....       (159,291)
Change in net unrealized appreciation (depreciation) on:
     Investments .................................................      1,257,554            79,360
     Futures .....................................................        (10,758)
     Options .....................................................
     Forward contracts ...........................................       (384,982)
     Foreign denominated other assets, liabilities & currency ....          8,547
                                                                      ----------------------------------------------
     Net gain (loss) .............................................      2,587,168         1,201,495
                                                                      ----------------------------------------------
Net increase (decrease) in net assets resulting from operations ..    $ 7,177,212        $3,269,374       $2,929,019
                                                                      ==============================================

====================================================================================================================

See notes to financial statements


28 & 29 STATEMENTS OF OPERATIONS                          www.PreferredGroup.com

                                                   December 31, 2001 (unaudited)

Statements of Changes in Net Assets

===================================================================================================================================

                                                                         International Growth            International Value

===================================================================================================================================

                                                                     Period Ended   Period Ended    Period Ended       Year Ended
                                                                       12/31/01+       6/30/01*       12/31/01+         6/30/01
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ..................................   $    (87,345)   $    (14,175)   $     242,305    $   3,382,200
  Net realized gain (loss) on:
      Investments ...............................................     (3,498,704)       (586,530)      26,753,907       32,248,990
      Futures ...................................................
      Options ...................................................
      Forward contracts .........................................
      Foreign denominated other assets, .........................
            liabilities & currency ..............................         15,502         (77,147)     (19,969,172)        (719,458)
  Change in net unrealized appreciation (depreciation) on:
       Investments ..............................................         21,901        (101,191)     (22,396,681)     (50,855,687)
       Futures ..................................................
       Options ..................................................
       Forward contracts ........................................         77,861           4,703
       Foreign denominated other assets, liabilities & currency .         (1,116)          1,450           36,359          (55,325)
                                                                    ---------------------------------------------------------------
             Net increase (decrease) in net assets
                   resulting from operations ....................     (3,471,901)       (772,890)     (15,333,282)     (15,999,280)
                                                                    ---------------------------------------------------------------
  Distributions to shareholders from:
       Net investment income ....................................                                      (3,340,282)      (6,380,241)
       Net realized gains .......................................                                     (17,125,044)     (53,199,084)
       In excess of net investment income (loss) ................
                                                                    ---------------------------------------------------------------
                                                                                                      (20,465,044)     (59,579,325)
                                                                    ---------------------------------------------------------------
  Fund share transactions:
       Receipts for shares sold .................................      5,078,169       1,645,275      166,748,232      654,713,121
       Value of distributions reinvested                                                               17,844,925       59,212,640
       Cost of shares redeemed ..................................     (2,788,266)       (963,528)    (278,610,201)    (672,119,909)
                                                                    ---------------------------------------------------------------
            Net increase (decrease) in net assets
                  from fund share transactions ..................      2,289,903         681,747      (94,017,044)      41,805,852
                                                                    ---------------------------------------------------------------
                       Total increase (decrease) ................     (1,181,998)        (91,143)    (129,815,370)     (33,772,753)

Net Assets
       Beginning of period ......................................     24,908,857      25,000,000      312,147,220      345,919,973
                                                                    ---------------------------------------------------------------
       End of period ............................................   $ 23,726,859    $ 24,908,857    $ 182,331,850    $ 312,147,220
                                                                    ===============================================================
       Undistributed (distributions in excess of)
              net investment income (loss) at end of period .....   $    (91,554)   $     (4,209)   $    (199,011)   $   2,898,684
                                                                    ===============================================================
Number of Fund Shares
       Sold .....................................................        603,559         165,232       13,344,939       40,463,191
       Issued for distributions reinvested ......................                                       1,599,008        4,120,686
       Redeemed .................................................       (327,137)        (97,228)     (21,230,751)     (41,306,760)
                                                                    ---------------------------------------------------------------
              Net increase (decrease) in shares outstanding .....        276,422          68,004       (6,286,804)       3,277,117
  Outstanding at:
       Beginning of period ......................................      2,568,004       2,500,000       22,377,672       19,100,555
                                                                    ---------------------------------------------------------------
       End of period ............................................      2,844,426       2,568,004       16,090,868       22,377,672
                                                                    ===============================================================

===================================================================================================================================

===================================================================================================================================

                                                                            Small Cap Growth                 Mid Cap Growth

===================================================================================================================================

                                                                      Period Ended     Year Ended      Period Ended   Period Ended
                                                                        12/31/01+        6/30/01         12/31/01+       6/30/01*
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ....................................  $    (263,695)   $    (787,252)   $   (177,575)  $   (138,161)
  Net realized gain (loss) on:
      Investments .................................................     (6,058,054)     (31,800,107)     (5,370,797)     2,895,740
      Futures .....................................................
      Options .....................................................
      Forward contracts ...........................................
      Foreign denominated other assets,
            liabilities & currency ................................
  Change in net unrealized appreciation (depreciation) on:
       Investments ................................................     (1,299,659)      (5,642,351)        817,045      3,264,868
       Futures ....................................................
       Options ....................................................
       Forward contracts
       Foreign denominated other assets, liabilities & currency ...
                                                                     --------------------------------------------------------------
             Net increase (decrease) in net assets
                   resulting from operations ......................     (7,621,408)     (38,229,710)     (4,731,327)     6,022,447
                                                                     --------------------------------------------------------------
  Distributions to shareholders from:
       Net investment income ......................................
       Net realized gains .........................................                                      (2,819,678)
       In excess of net investment income (loss) ..................
                                                                     --------------------------------------------------------------
                                                                                                         (2,819,678)
                                                                     --------------------------------------------------------------
  Fund share transactions:
       Receipts for shares sold ...................................     26,251,709       54,688,106       9,852,391      2,805,548
       Value of distributions reinvested                                                                  1,963,084
       Cost of shares redeemed ....................................    (56,099,714)     (39,086,072)     (3,351,945)      (299,606)
                                                                     --------------------------------------------------------------
            Net increase (decrease) in net assets
                  from fund share transactions ....................    (29,848,005)      15,602,034       8,463,530      2,505,942
                                                                     --------------------------------------------------------------
                       Total increase (decrease) ..................    (37,469,413)     (22,627,676)        912,525      8,528,389

Net Assets
       Beginning of period ........................................     95,760,903      118,388,579      33,528,389     25,000,000
                                                                     --------------------------------------------------------------
       End of period ..............................................  $  58,291,490    $  95,760,903    $ 34,440,914   $ 33,528,389
                                                                     ==============================================================
       Undistributed (distributions in excess of)
              net investment income (loss) at end of period .......  $    (263,695)                    $   (177,575)
                                                                     ==============================================================
Number of Fund Shares
       Sold .......................................................      3,647,733        5,927,684         957,379        222,777
       Issued for distributions reinvested ........................                                         201,963
       Redeemed ...................................................     (7,419,822)      (4,046,203)       (342,060)       (24,820)
                                                                     --------------------------------------------------------------
              Net increase (decrease) in shares outstanding .......     (3,772,089)       1,881,481         817,282        197,957
  Outstanding at:
       Beginning of period ........................................     11,237,660        9,356,179       2,697,957      2,500,000
                                                                     --------------------------------------------------------------
       End of period ..............................................      7,465,571       11,237,660       3,515,239      2,697,957
                                                                     ==============================================================

===================================================================================================================================

=======================================================================================================

                                                                                 Large Cap Growth

=======================================================================================================

                                                                       Period Ended        Year Ended
                                                                         12/31/01+           6/30/01
-------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ....................................   $     (41,887)     $    (968,186)
  Net realized gain (loss) on:
      Investments .................................................     (48,905,237)        (9,302,833)
      Futures .....................................................
      Options .....................................................
      Forward contracts ...........................................
      Foreign denominated other assets,
            liabilities & currency ................................
  Change in net unrealized appreciation (depreciation) on:
       Investments ................................................       5,493,187       (250,828,245)
       Futures ....................................................
       Options ....................................................
       Forward contracts ..........................................
       Foreign denominated other assets, liabilities & currency ...
                                                                      ---------------------------------
             Net increase (decrease) in net assets
                   resulting from operations ......................     (43,453,937)      (261,099,264)
                                                                      ---------------------------------
  Distributions to shareholders from:
       Net investment income ......................................      (3,340,000)        (6,380,241)
       Net realized gains .........................................         (12,942)      (192,926,211)
       In excess of net investment income (loss) ..................
                                                                      ---------------------------------
                                                                            (12,942)      (192,926,211)
                                                                      ---------------------------------
  Fund share transactions:
       Receipts for shares sold ...................................      36,602,353        179,011,038
       Value of distributions reinvested ..........................          11,834        192,349,293
       Cost of shares redeemed ....................................     (70,257,022)      (174,685,528)
                                                                      ---------------------------------
            Net increase (decrease) in net assets
                  from fund share transactions ....................     (33,642,835)       196,674,803
                                                                      ---------------------------------
                       Total increase (decrease) ..................     (77,109,714)      (257,350,672)

Net Assets
       Beginning of period ........................................     587,565,012        844,915,684
                                                                      ---------------------------------
       End of period ..............................................   $ 510,455,298      $ 587,565,012
                                                                      =================================
       Undistributed (distributions in excess of)
              net investment income (loss) at end of period .......   $     (41,887)
                                                                      =================================
Number of Fund Shares
       Sold .......................................................       3,109,306          9,734,907
       Issued for distributions reinvested ........................             962         12,926,686
       Redeemed ...................................................      (6,056,440)       (10,199,793)
                                                                      ---------------------------------
              Net increase (decrease) in shares outstanding .......      (2,946,172)        12,461,800
  Outstanding at:
       Beginning of period ........................................      44,434,077         31,972,277
                                                                     ----------------------------------
       End of period ..............................................      41,487,905         44,434,077
                                                                     ==================================

=======================================================================================================

*     For the period 4/2/01 to 6/30/01.
+     Unaudited for the six-month period ended December 31, 2001.

See notes to financial statements


30 & 31 STATEMENTS OF CHANGES IN NET ASSETS               www.PreferredGroup.com

                                                   December 31, 2001 (unaudited)

===================================================================================================================================


                                                                            Large Cap Value               Asset Allocation

===================================================================================================================================

                                                                    Period Ended      Year Ended     Period Ended      Year Ended
                                                                       12/31/01+        6/30/01        12/31/01+         6/30/01
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ..................................   $   1,451,758    $   3,063,224   $   1,217,250   $   5,863,233
  Net realized gain (loss) on:
      Investments ...............................................         586,288       45,474,855       3,393,003      19,421,290
      Futures ...................................................                                       (2,242,278)     (8,104,861)
      Options ...................................................                                          367,325
      Forward contracts .........................................                              218
      Foreign denominated other assets,
            liabilities & currency ..............................            (143)
  Change in net unrealized appreciation (depreciation) on:
       Investments ..............................................     (29,583,590)      (8,814,401)     (7,453,770)    (28,066,787)
       Futures ..................................................                                        1,051,660        (470,368)
       Options ..................................................                                          338,137
       Forward contracts ........................................
       Foreign denominated other assets, liabilities & currency .             (66)              11
                                                                    ---------------------------------------------------------------
              Net increase (decrease) in net assets
                     resulting from operations ..................     (27,545,753)      39,723,907      (3,328,673)    (11,357,493)
                                                                    ---------------------------------------------------------------
  Distributions to shareholders from:
       Net investment income ....................................      (3,050,000)      (2,484,772)     (1,217,250)     (5,861,074)
       Net realized gains .......................................     (27,882,165)     (42,920,564)    (11,010,974)    (25,591,432)
       In excess of net investment income (loss) ................
                                                                    ---------------------------------------------------------------
                                                                      (30,932,165)     (45,405,336)    (12,228,224)    (31,452,506)
                                                                    ---------------------------------------------------------------
  Fund share transactions:
       Receipts for shares sold .................................      25,210,742       95,604,120      14,538,224      29,136,042
       Value of distributions reinvested ........................      27,079,084       45,343,726      11,877,332      31,162,223
       Cost of shares redeemed ..................................     (36,154,166)     (73,079,638)    (28,768,320)    (75,406,945)
                                                                    ---------------------------------------------------------------
             Net increase (decrease) in net assets
                   from fund share transactions .................      16,135,660       67,868,208      (2,352,764)    (15,108,680)
                                                                    ---------------------------------------------------------------
                         Total increase (decrease) ..............     (42,342,258)      62,186,779     (17,909,661)    (57,918,679)

Net Assets
       Beginning of period ......................................     403,458,824      341,272,045     158,792,161     216,710,840
                                                                    ---------------------------------------------------------------
       End of period ............................................   $ 361,116,566    $ 403,458,824   $ 140,882,500   $ 158,792,161
                                                                    ===============================================================
       Undistributed (distributions in excess of)
              net investment income at end of period ............   $       9,869    $   1,608,111   $       2,233   $       2,233
                                                                    ===============================================================
Number of Fund Shares
       Sold .....................................................       1,255,207        4,304,640       1,117,538       1,897,145
       Issued for distributions reinvested ......................       1,463,734        2,153,072         974,009       2,133,425
       Redeemed .................................................      (1,834,884)      (3,340,961)     (2,215,487)     (5,243,856)
                                                                    ---------------------------------------------------------------
             Net increase (decrease) in shares outstanding ......         884,057        3,116,751        (123,940)     (1,213,286)

  Outstanding at:
       Beginning of period ......................................      18,661,162       15,544,411      11,711,810      12,925,096
                                                                    ---------------------------------------------------------------
       End of period ............................................      19,545,219       18,661,162      11,587,870      11,711,810
                                                                    ===============================================================

===================================================================================================================================

===================================================================================================================================

                                                                                                       Short-Term Government
                                                                            Fixed Income                     Securities

===================================================================================================================================

                                                                    Period Ended      Year Ended     Period Ended      Year Ended
                                                                      12/31/01+         6/30/01        12/31/01+        6/30/01
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ..................................   $   4,590,044   $  10,848,966   $   2,067,879    $   4,945,296
  Net realized gain (loss) on:
      Investments ...............................................         908,330       3,802,942       1,122,135          461,517
      Futures ...................................................         512,706          35,514
      Options ...................................................
      Forward contracts .........................................                         961,185
      Foreign denominated other assets,
            liabilities & currency ..............................         295,771         (53,510)
  Change in net unrealized appreciation (depreciation) on:
       Investments ..............................................       1,257,554       1,977,748          79,360        1,471,684
       Futures ..................................................         (10,758)        207,006
       Options ..................................................
       Forward contracts ........................................        (384,982)        384,982
       Foreign denominated other assets, liabilities & currency .           8,547          (8,526)
                                                                    ---------------------------------------------------------------
              Net increase (decrease) in net assets
                     resulting from operations ..................       7,177,212      18,156,307       3,269,374        6,878,497
                                                                    ---------------------------------------------------------------
  Distributions to shareholders from:
       Net investment income ....................................      (4,597,073)    (10,895,899)     (2,067,924)      (4,986,646)
       Net realized gains
       In excess of net investment income (loss) ................                        (102,477)
                                                                    ---------------------------------------------------------------
                                                                       (4,597,073)    (10,998,376)     (2,067,924)      (4,986,646)
                                                                    ---------------------------------------------------------------
  Fund share transactions:
       Receipts for shares sold .................................      23,543,537      36,874,358      31,096,221       32,559,054
       Value of distributions reinvested ........................       4,557,595      10,910,116       2,025,828        4,985,249
       Cost of shares redeemed ..................................     (12,055,071)    (54,639,240)    (29,097,239)     (10,376,177)
                                                                    ---------------------------------------------------------------
             Net increase (decrease) in net assets
                   from fund share transactions .................      16,046,061      (6,854,766)      4,024,810       27,168,126
                                                                    ---------------------------------------------------------------
                         Total increase (decrease) ..............      18,626,200         303,165       5,226,260       29,059,977

Net Assets
       Beginning of period ......................................     167,877,396     167,574,231     100,880,412       71,820,435
                                                                    ---------------------------------------------------------------
       End of period ............................................   $ 186,503,596   $ 167,877,396   $ 106,106,672    $ 100,880,412
                                                                    ===============================================================
       Undistributed (distributions in excess of)
              net investment income at end of period ............   $     333,544   $     340,573   $         (45)
                                                                    ===============================================================
Number of Fund Shares
       Sold .....................................................       2,329,289       3,711,335       3,138,880        3,350,770
       Issued for distributions reinvested ......................         449,665       1,109,294         204,738          514,856
       Redeemed .................................................      (1,198,615)     (5,492,261)     (2,962,995)      (1,070,028)
                                                                    ---------------------------------------------------------------
             Net increase (decrease) in shares outstanding ......       1,580,339        (671,632)        380,623        2,795,598

  Outstanding at:
       Beginning of period ......................................      16,950,935      17,622,567      10,344,816        7,549,218
                                                                    ---------------------------------------------------------------
       End of period ............................................      18,531,274      16,950,935      10,725,439       10,344,816
                                                                    ===============================================================

===================================================================================================================================

==================================================================================================


                                                                             Money Market

==================================================================================================

                                                                     Period Ended     Year Ended
                                                                      12/31/01+        6/30/01
--------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ..................................   $   2,929,019   $   8,849,350
  Net realized gain (loss) on:
      Investments ...............................................
      Futures ...................................................
      Options ...................................................
      Forward contracts .........................................
      Foreign denominated other assets,
            liabilities & currency ..............................
  Change in net unrealized appreciation (depreciation) on:
       Investments ..............................................
       Futures ..................................................
       Options ..................................................
       Forward contracts
       Foreign denominated other assets, liabilities & currency .
                                                                    ------------------------------
              Net increase (decrease) in net assets
                     resulting from operations ..................       2,929,019       8,849,350
                                                                    ------------------------------
  Distributions to shareholders from:
       Net investment income ....................................      (2,929,019)     (8,849,350)
       Net realized gains
       In excess of net investment income (loss) ................
                                                                    ------------------------------
                                                                       (2,929,019)     (8,849,350)
                                                                    ------------------------------
  Fund share transactions:
       Receipts for shares sold .................................     117,287,972     305,383,495
       Value of distributions reinvested ........................       2,914,658       8,784,367
       Cost of shares redeemed ..................................    (105,194,300)   (260,309,994)
                                                                    ------------------------------
             Net increase (decrease) in net assets
                   from fund share transactions .................      15,008,330      53,857,868
                                                                    ------------------------------
                         Total increase (decrease) ..............      15,008,330      53,857,868

Net Assets
       Beginning of period ......................................     197,822,641     143,964,773
                                                                    ------------------------------
       End of period ............................................   $ 212,830,971   $ 197,822,641
                                                                    ==============================
       Undistributed (distributions in excess of)
              net investment income at end of period ............
                                                                    ==============================
Number of Fund Shares
       Sold .....................................................     117,287,972     305,383,495
       Issued for distributions reinvested ......................       2,914,658       8,784,367
       Redeemed .................................................    (105,194,300)   (260,309,994)
                                                                    ------------------------------
             Net increase (decrease) in shares outstanding ......      15,008,330      53,857,868
  Outstanding at:
       Beginning of period ......................................     197,822,641     143,964,773
                                                                    ------------------------------
       End of period ............................................     212,830,971     197,822,641
                                                                    ==============================

==================================================================================================

+     Unaudited for the six-month period ended December 31, 2001.

See notes to financial statements


32 & 33 STATEMENTS OF CHANGES IN NET ASSETS (continued)   www.PreferredGroup.com

                                                   December 31, 2001 (unaudited)

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the year)

                                   ----------------------------------------   ---------------------------------------------------
                                        Income (Loss) From Investment                        Less Distributions
---------------------------------------------------------------------------------------------------------------------------------
                                                       Net
                       Net Asset      Net          Realized          Total                From Net
                        Value,     Investment         and            from     From Net    Realized     In Excess    In Excess of
                       Beginning     Income        Unrealized     Investment Investment   Gains on    of Realized  Net Investment
                        of Year      (Loss)        Gain (Loss)    Operations   Income    Investments     Gains      Income (Loss)

---------------------------------------------------------------------------------------------------
International Growth (Commenced investment operations on April 2, 2001)                             \
---------------------------------------------------------------------------------------------------------------------------------
Period Ended June 30,
 2001+                  $10.00      $(0.01)          $(0.29)        $(0.30)   $   --         $   --       $   --       $   --
 Six-months Ended         9.70       (0.03)           (1.33)         (1.36)       --             --           --           --
 12/31/01 (unaudited)

---------------------------------------------------------------------------------------------------
International Value                                                                                \
---------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1997                    13.72        0.33             2.67           3.00     (0.35)         (0.25)          --           --
 1998                    16.12        0.26             0.76           1.02     (0.24)         (0.72)          --           --
 1999                    16.18        0.21             0.88           1.09     (0.17)         (0.47)          --           --
 2000                    16.63        0.37             1.98           2.35     (0.23)         (0.64)          --           --
 2001                    18.11        0.16            (1.06)         (0.90)    (0.35)         (2.91)          --           --
 Six-months Ended        13.95        0.10            (1.24)         (1.14)    (0.24)         (1.24)          --           --
 12/31/01 (unaudited)
---------------------------------------------------------------------------------------------------
Small Cap Growth                                                                                   \
---------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1997                    11.25        0.06             3.18           3.24     (0.03)         (0.16)          --           --
 1998                    14.30        0.03             3.17           3.20     (0.08)         (1.83)          --           --
 1999                    15.59        0.01            (2.96)         (2.95)    (0.02)         (0.57)          --           --
 2000                    12.05        0.02             0.61           0.63     (0.01)            --           --        (0.02)
 2001                    12.65       (0.08)           (4.05)         (4.13)       --             --           --           --
 Six-months Ended         8.52       (0.04)           (0.67)         (0.71)       --             --           --           --
 12/31/01 (unaudited)
---------------------------------------------------------------------------------------------------
Mid Cap Growth (Commenced investment operations on April 2, 2001)                                  \
---------------------------------------------------------------------------------------------------------------------------------
Period Ended June 30,
 2001+                   10.00       (0.05)            2.48           2.43        --             --           --           --
 Six-months Ended        12.43       (0.05)           (1.73)         (1.78)       --          (0.85)          --           --
 12/31/01 (unaudited)
---------------------------------------------------------------------------------------------------
Large Cap Growth                                                                                   \
---------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1997                    18.52        0.00             4.76           4.76        --          (2.86)          --           --
 1998                    20.42        0.00             5.93           5.93        --          (4.38)          --           --
 1999                    21.97        0.00             5.87           5.87        --          (4.96)          --           --
 2000                    22.88        0.00             6.64           6.64        --          (3.09)          --           --
 2001                    26.43       (0.02)           (7.36)         (7.38)       --          (5.83)          --           --
 Six-months Ended        13.22        0.00            (0.91)         (0.91)       --          (0.01)          --           --
 12/31/01 (unaudited)

---------------------------------------------------------------------------------------------------------------------------------

                       ---------------

------------------------------------------------------------------------------------------

                                         Net Asset       Total
                                           Value,      Return at
                              Total        End of      Net Asset         Net Assets,
                          Distributions     Year        Value(1)         End of Year

----------------------------------------------------------------------------
International Growth (Commenced investment operations on April 2, 2001)     \
------------------------------------------------------------------------------------------
Period Ended June 30,
 2001+                       $   --         $ 9.70        (3.00%)++      $ 24,908,857
 Six-months Ended                --           8.34       (14.02%)++        23,726,859
 12/31/01 (unaudited)

----------------------------------------------------------------------------
International Value                                                         \
------------------------------------------------------------------------------------------
Year Ended June 30,
 1997                         (0.60)         16.12        22.50%          265,292,395
 1998                         (0.96)         16.18         7.18%          284,056,103
 1999                         (0.64)         16.63         7.21%          312,384,280
 2000                         (0.87)         18.11        14.15%          345,919,973
 2001                         (3.26)         13.95        (5.51%)         312,147,220
 Six-months Ended             (1.48)         11.33        (7.98%)++       182,331,850
 12/31/01 (unaudited)
----------------------------------------------------------------------------
Small Cap Growth                                                            \
------------------------------------------------------------------------------------------
Year Ended June 30,
 1997                         (0.19)         14.30        29.00%*          84,877,805
 1998                         (1.91)         15.59        23.45%          136,303,463
 1999                         (0.59)         12.05       (19.07%)         107,618,457
 2000                         (0.03)         12.65         5.22%          118,388,579
 2001                            --           8.52       (32.65%)          95,760,903
 Six-months Ended                --           7.81        (8.33%)++        58,291,490
 12/31/01 (unaudited)
----------------------------------------------------------------------------
Mid Cap Growth (Commenced investment operations on April 2, 2001)           \
------------------------------------------------------------------------------------------
Period Ended June 30,
 2001+                           --          12.43        24.30%++         33,528,389
 Six-months Ended             (0.85)          9.80       (14.14%)++        34,440,914
 12/31/01 (unaudited)
----------------------------------------------------------------------------
Large Cap Growth                                                            \
------------------------------------------------------------------------------------------
Year Ended June 30,
 1997                         (2.86)         20.42        28.57%          455,021,877
 1998                         (4.38)         21.97        33.44%          506,830,491
 1999                         (4.96)         22.88        30.56%          666,402,699
 2000                         (3.09)         26.43        30.00%          844,915,684
 2001                         (5.83)         13.22       (30.38%)         587,565,012
 Six-months Ended             (0.01)         12.30        (6.96%)++       510,455,298
 12/31/01 (unaudited)

------------------------------------------------------------------------------------------

                                                                                 -----------------------------------
                                                                                      Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Operating
                                                                                              Expenses        Net
                                                                                               Before      Investment   Portfolio
                                                                                 Operating   Voluntary       Income     Turnover
                                                                                 Expenses      Waiver        (Loss)        Rate

------------------------------------------------------------------------
International Growth (Commenced investment operations on April 2, 2001) \
-----------------------------------------------------------------------------------------------------------------------------------
Period Ended June 30,
 2001+                                                                             0.77%++          --       (0.06%)++     42.68%++
 Six-months Ended                                                                  1.97%+++         --       (0.76%)+++    77.34%++
 12/31/01 (unaudited)

------------------------------------------------------------------------
International Value                                                     \
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1997                                                                              1.25%            --        2.66%        13.16%
 1998                                                                              1.22%            --        1.76%        17.08%
 1999                                                                              1.20%            --        1.43%        15.31%
 2000                                                                              1.20%            --        2.32%        28.96%
 2001                                                                              1.20%            --        1.02%        29.48%
 Six-months Ended                                                                  1.34%+++         --        0.27%+++     14.03%++
 12/31/01 (unaudited)
------------------------------------------------------------------------
Small Cap Growth                                                        \
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1997                                                                              0.88%          0.98%       0.66%       104.45%
 1998                                                                              0.90%            --        0.29%       105.32%
 1999                                                                              0.92%            --        0.15%       121.53%
 2000                                                                              1.11%            --       (0.39%)      236.49%
 2001                                                                              1.26%            --       (0.81%)      183.26%
 Six-months Ended                                                                  1.40%+++         --       (0.94%)+++    85.29%++
 12/31/01 (unaudited)
------------------------------------------------------------------------
Mid Cap Growth (Commenced investment operations on April 2, 2001)       \
-----------------------------------------------------------------------------------------------------------------------------------
Period Ended June 30,
 2001+                                                                             0.61%++          --       (0.47%)++     95.83%++
 Six-months Ended                                                                  1.55%+++         --       (1.16%)+++   134.67%++
 12/31/01 (unaudited)
------------------------------------------------------------------------
Large Cap Growth                                                        \
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1997                                                                              0.84%            --       (0.13%)       58.31%
 1998                                                                              0.84%            --       (0.08%)       70.35%
 1999                                                                              0.83%            --       (0.15%)       74.31%
 2000                                                                              0.83%            --       (0.31%)       72.50%
 2001                                                                              0.85%            --       (0.14%)       95.12%
 Six-months Ended                                                                  0.88%+++         --       (0.02%)+++    32.12%++
 12/31/01 (unaudited)

-----------------------------------------------------------------------------------------------------------------------------------

(1) Total return at net asset value assumes reinvestment of dividends and capital gains distributions.
  * Total return for Small Cap Growth would have been lower if a portion of the fees had not been waived/reimbursed by the adviser.
  +   For the period 4/2/01 - 6/30/01.
 ++   Not annualized
+++   Annualized

See notes to financial statements.


34 & 35 FINANCIAL HIGHLIGHTS                              www.PreferredGroup.com

Financial Highlights (continued)                   December 31, 2001 (unaudited)

(Selected data for a share of beneficial interest outstanding throughout the year)

                                    ------------------------------------     ------------------------------------------------------
                                        Income (Loss) From Investment                       Less Distributions
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Net
                      Net Asset         Net       Realized        Total                    From Net
                       Value,       Investment      and           from        From Net     Realized      In Excess    In Excess of
                      Beginning       Income     Unrealized    Investment    Investment    Gains on    of Realized   Net Investment
                       of Year        (Loss)     Gain (Loss)   Operations      Income     Investments      Gains      Income (Loss)
-----------------------------------------------------------------------------------------------------
Large Cap Value                                                                                      \
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1997                   $16.65        $ 0.19       $ 5.10        $ 5.29        $(0.20)       $(0.58)       $(0.02)       $   --
 1998                    21.14          0.28         5.29          5.57         (0.22)           --            --            --
 1999                    26.49          0.19         1.43          1.62         (0.26)        (1.05)           --            --
 2000                    26.80          0.16        (1.59)        (1.43)        (0.17)        (3.25)           --            --
 2001                    21.95          0.18         2.33          2.51         (0.16)        (2.68)           --            --
 Six-months Ended        21.62          0.08        (1.52)        (1.44)        (0.17)        (1.53)           --            --
 12/31/01 (unaudited)
-----------------------------------------------------------------------------------------------------
Asset Allocation                                                                                     \
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1997                    12.88          0.44         2.17          2.61         (0.44)        (0.53)           --            --
 1998                    14.52          0.47         2.51          2.98         (0.47)        (1.38)           --            --
 1999                    15.65          0.46         2.18          2.64         (0.46)        (1.02)           --            --
 2000                    16.81          0.57         0.33          0.90         (0.57)        (0.37)           --            --^
 2001                    16.77          0.45        (1.20)        (0.75)        (0.45)        (2.01)           --            --
 Six-months Ended        13.56          0.11        (0.39)        (0.28)        (0.11)        (1.01)           --            --
 12/31/01 (unaudited)
-----------------------------------------------------------------------------------------------------
Fixed Income                                                                                         \
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1997                    10.09          0.64         0.19          0.83         (0.64)        (0.04)           --            --
 1998                    10.24          0.64         0.29          0.93         (0.64)        (0.11)           --            --
 1999                    10.42          0.58        (0.46)         0.12         (0.59)        (0.11)        (0.08)           --
 2000                     9.76          0.59        (0.25)         0.34         (0.59)           --            --            --
 2001                     9.51          0.62         0.38          1.00         (0.60)           --            --         (0.01)
 Six-months Ended         9.90          0.26         0.16          0.42         (0.26)           --            --            --
 12/31/01 (unaudited)#
-----------------------------------------------------------------------------------------------------
Short-Term Government Securities                                                                     \
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1997                     9.76          0.53         0.02          0.55         (0.53)           --            --            --
 1998                     9.78          0.56        (0.01)         0.55         (0.56)           --            --            --
 1999                     9.77          0.47        (0.16)         0.31         (0.47)           --            --            --
 2000                     9.61          0.52        (0.10)         0.42         (0.52)           --            --            --
 2001                     9.51          0.58         0.23          0.81         (0.57)           --            --            --
 Six-months Ended         9.75          0.22         0.14          0.36         (0.22)           --            --            --
 12/31/01 (unaudited)#
-----------------------------------------------------------------------------------------------------
Money Market                                                                                          \
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1997                     1.00          0.05           --          0.05         (0.05)           --            --            --
 1998                     1.00          0.05           --          0.05         (0.05)           --            --            --
 1999                     1.00          0.05           --          0.05         (0.05)           --            --            --
 2000                     1.00          0.05           --          0.05         (0.05)           --            --            --
 2001                     1.00          0.06           --          0.06         (0.06)           --            --            --
 Six-months Ended         1.00          0.01           --          0.01         (0.01)           --            --            --
 12/31/01 (unaudited)

-----------------------------------------------------------------------------------------------------------------------------------

                      ------------                                             ----------------------------------------------------
                                                                                                Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Operating
                                     Net Asset       Total                                   Expenses       Net
                                       Value,      Return at                                   Before    Investment    Portfolio
                         Total         End of      Net Asset     Net Assets,   Operating     Voluntary     Income      Turnover
                      Distributions     Year        Value(1)     End of Year   Expenses        Waiver      (Loss)        Rate
------------------------------------------------------------
Large Cap Value                                             \
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1997                    $(0.80)       $21.14         32.62%      373,673,368     0.85%         --           1.06%        7.23%
 1998                     (0.22)        26.49         26.51%      413,609,843     0.84%         --           1.03%       10.14%
 1999                     (1.31)        26.80          6.59%      427,233,476     0.84%         --           0.71%       23.26%
 2000                     (3.42)        21.95         (5.19%)     341,272,045     0.86%         --           0.64%        7.75%
 2001                     (2.84)        21.62         11.78%      403,458,824     0.87%         --           0.81%       25.95%
 Six-months Ended         (1.70)        18.48         (6.66%)++   361,116,566     0.87%+++      --           0.77%+++     8.85%++
 12/31/01 (unaudited)
------------------------------------------------------------
Asset Allocation                                            \
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1997                     (0.97)        14.52         21.01%      128,884,756     0.99%         --           3.29%       27.73%
 1998                     (1.85)        15.65         21.84%      171,833,566     0.92%         --           3.19%       27.90%
 1999                     (1.48)        16.81         17.19%      241,512,121     0.89%         --           2.85%        5.80%
 2000                     (0.94)        16.77          5.60%      216,710,840     0.89%         --           3.37%       32.32%
 2001                     (2.46)        13.56         (5.13%)     158,792,161     0.93%         --           2.95%       18.72%
 Six-months Ended         (1.12)        12.16         (1.98%)++   140,882,500     1.00%+++      --           1.73%+++     6.81%++
 12/31/01 (unaudited)
------------------------------------------------------------
Fixed Income                                                \
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1997                     (0.68)        10.24          8.39%      140,158,482     0.74%         --           6.32%      105.98%
 1998                     (0.75)        10.42          9.32%      151,204,274     0.67%         --           6.16%      143.66%
 1999                     (0.78)         9.76          1.07%      180,048,188     0.65%         --           5.77%      158.46%
 2000                     (0.59)         9.51          3.62%      167,574,231     0.68%         --           6.20%      253.33%
 2001                     (0.61)         9.90         10.78%      167,877,396     0.69%         --           6.39%      117.61%
 Six-months Ended         (0.26)        10.06          4.25%++    186,503,596     0.67%+++      --           5.18%+++   177.64%++
 12/31/01 (unaudited)#
------------------------------------------------------------
Short-Term Government Securities                            \
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1997                     (0.53)         9.78          5.81%       54,807,409     0.63%         --           5.49%      183.73%
 1998                     (0.56)         9.77          5.72%       60,236,281     0.60%         --           5.67%      263.47%
 1999                     (0.47)         9.61          3.27%       66,551,373     0.55%         --           4.87%       66.64%
 2000                     (0.52)         9.51          4.46%       71,820,435     0.57%         --           5.46%      120.81%
 2001                     (0.57)         9.75          8.64%      100,880,412     0.54%         --           5.89%       85.75%
 Six-months Ended         (0.22)         9.89          3.75%++    106,106,672     0.52%+++      --           4.42%+++   103.84%++
 12/31/01 (unaudited)#
------------------------------------------------------------
Money Market                                                \
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1997                     (0.05)         1.00          5.14%      109,682,146     0.48%         --           5.03%         N/A
 1998                     (0.05)         1.00          5.40%      104,167,524     0.48%         --           5.28%         N/A
 1999                     (0.05)         1.00          4.89%      194,808,109     0.45%         --           4.73%         N/A
 2000                     (0.05)         1.00          5.45%      143,964,773     0.46%         --           5.21%         N/A
 2001                     (0.06)         1.00          5.69%      197,822,641     0.47%         --           5.42%         N/A
 Six-months Ended         (0.01)         1.00          1.47%++    212,830,971     0.44%+++      --           2.86%+++      N/A
 12/31/01 (unaudited)

-----------------------------------------------------------------------------------------------------------------------------------

(1) Total return at net asset value assumes reinvestment of dividends and capital gains distributions.
  ^   Underlying value is less than $(0.01) per share.
 ++   Not annualized
+++   Annualized
  # As required, effective July 1, 2001, the funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. For the six-month period ended December 31, 2001, the cumulative effect of this accounting change had no impact of the total net assets of the funds and of the related information in the financial highlights. Per share, ratios and supplemental data for periods prior to July 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.


36 & 37 FINANCIAL HIGHLIGHTS (continued)                  www.PreferredGroup.com

Schedules of Investments                           December 31, 2001 (unaudited)

--------------------------------------
Preferred International Growth Fund   \
================================================================================
COMMON STOCK -- 91.84%                                 SHARES            VALUE
================================================================================

AUSTRALIA--2.52%

Construction Materials--0.26%
  CSR Ltd                                              17,600           $ 61,168

Food & Drug Retailing--0.46%
  Coles Myer Ltd                                       25,400            109,208

Leisure Time Industries--0.19%
  Tabcorp Holdings Ltd                                  9,100             45,833

Non-Ferrous Metals--1.34%
  BHP Billiton Ltd                                     59,009            317,140

Transportation--0.27%
  Qantas Airways Ltd                                   33,900             63,854
                                                                        --------

  Total Australia                                                        597,203
                                                                        ========

BERMUDA--0.58%

Consulting & Services--0.58%
  Accenture Ltd Bermuda *                               5,100            137,292
                                                                        --------

  Total Bermuda                                                          137,292
                                                                        ========

CANADA--0.84%

Banks--0.25%
  Royal Bank of Canada Montreal                         1,800             58,591

Electrical Equipment--0.26%
  Celestica Inc *                                       1,500             60,585

Software--0.33%
  ATI Technologies Inc *                                6,300             80,010
                                                                        --------

  Total Canada                                                           199,186
                                                                        ========

CHINA--1.69%

Banks--0.50%
  Hang Seng Bank Ltd                                   10,800            118,765

Industrial Machinery--0.65%
  Hutchison Whampoa Ltd                                16,000            154,916

Utilities & Power--0.54%
  Huaneng Power International Inc                     210,000            126,575
                                                                        --------

  Total China                                                            400,256
                                                                        ========

DENMARK--0.33%

Drugs & Health Care--0.33%
  Novo-Nordisk A/S                                      1,900             77,690
                                                                        --------

  Total Denmark                                                           77,690
                                                                        ========

FINLAND--2.57%

Telecommunications--2.57%
  Nokia Corp *                                         23,700            610,956
                                                                        --------

  Total Finland                                                          610,956
                                                                        ========

================================================================================

================================================================================
COMMON STOCK                                           SHARES            VALUE
================================================================================

FRANCE--14.59%

Banks--2.00%
  BNP Paribas                                           5,300         $  474,138

Consulting Services--0.30%
  Atos Origin                                           1,100             72,018

Consumer Goods--1.00%
  L' Oreal SA                                           3,300            237,643

Drugs & Health Care--4.57%
  Aventis SA *                                          1,710            121,392
  Sanofi-Synthelabo SA                                 12,900            962,270
                                                                      ----------
                                                                       1,083,662
                                                                      ----------

Electrical Equipment--3.14%
  STMicroelectronics NV                                23,200            744,486

Energy Sources--1.32%
  TotalFinaElf SA                                       2,200            314,116

Food & Drug Retailing--0.81%
  Carrefour SA                                          3,700            192,344

Telecommunications--1.45%
  Orange SA *                                          37,800            342,533
                                                                      ----------

  Total France                                                         3,460,940
                                                                      ==========

GERMANY--4.69%

Automobiles--1.10%
  Bayerische Motoren Werke AG                           7,500            261,370

Drugs & Health Care--0.40%
  Schering AG                                           1,800             95,495

Software--2.25%
  SAP AG                                                4,100            533,939

Utilities & Power--0.94%
  E.ON AG                                               4,300            222,692
                                                                      ----------

  Total Germany                                                        1,113,496
                                                                      ==========

ITALY--0.26%

Telecommunications--0.26%
  TIM SPA                                              11,100             61,952
                                                                      ----------

  Total Italy                                                             61,952
                                                                      ==========

JAPAN--14.11%

Automobiles--1.85%
  Honda Motor Co Ltd                                   11,000            439,127

Consumer Goods--0.99%
  Ito-Yokado Co Ltd                                     2,000             90,375
  KAO Corp                                              7,000            145,600
                                                                      ----------
                                                                         235,975
                                                                      ----------

Drugs & Health Care--1.16%
  Olympus Optical Co Ltd                               16,000            230,211
  Takeda Chemical Industries Ltd                        1,000             45,264
                                                                      ----------
                                                                         275,475
                                                                      ----------


================================================================================

See notes to financial statements and notes to schedules of investments


38 SCHEDULES OF INVESTMENTS

Preferred International Growth Fund Cont.

================================================================================
COMMON STOCK                                           SHARES           VALUE
================================================================================

Electrical Equipment--6.72%
  Canon Inc                                            13,000         $  447,523
  Fuji Photo Film Company Ltd                           6,000            214,335
  Keyence Corp                                            600             99,794
  Murata Manufacturing Co Ltd                           5,500            329,975
  Rohm Co Ltd                                             800            103,870
  Sharp Corp                                           34,000            397,848
                                                                      ----------
                                                                       1,593,345
                                                                      ----------

Energy Sources--0.41%
  Tokyo Gas Co                                         36,000             96,451

Household Appliances--2.15%
  Nintendo Co Ltd                                       2,300            402,908
  Sega Corp                                             5,400            107,786
                                                                      ----------
                                                                         510,694
                                                                      ----------

Real Estate--0.41%
  Oriental Land Co Ltd                                  1,400             96,283

Services & Supplies--0.42%
  Secom Co Ltd                                          2,000            100,450
                                                                      ----------

  Total Japan                                                          3,347,800
                                                                      ==========

MEXICO--1.99%

Construction Materials--0.67%
  Cemex SA                                             31,500            158,257

Merchandising--1.04%
  Wal-Mart de Mexico SA                                90,600            247,379

Telecommunications--0.28%
  Telefonos de Mexico SA ADR                            1,900             66,538
                                                                      ----------

  Total Mexico                                                           472,174
                                                                      ==========

NETHERLANDS--3.62%

Consumer Goods--0.57%
  Unilever NV                                           2,300            134,818

Drugs & Health Care--1.18%
  Ahold NV                                              9,600            279,265

Electrical Equipment--0.94%
  ASML Holding NV *                                    12,800            222,409

Household Durables--0.93%
  Philips Electronics NV                                7,500            222,849
                                                                      ----------

  Total Netherlands                                                      859,341
                                                                      ==========

NORWAY--0.78%

Electrical Equipment--0.78%
  Tandberg ASA *                                        8,300            184,925
                                                                      ----------

  Total Norway                                                           184,925
                                                                      ==========

PORTUGAL--0.45%

Telecommunications--0.45%
  Portugal Telecom SGPS SA                             13,600            105,928
                                                                      ----------

  Total Portugal                                                         105,928
                                                                      ==========

SINGAPORE--1.40%

Banks--0.29%
  United Overseas Bank Ltd                             10,000             68,779

Electrical Equipment--1.11%
  Flextronics International Ltd *                       7,400            177,526
  Marvell Technology Group Ltd *                        2,400             85,968
                                                                      ----------
                                                                         263,494
                                                                      ----------

  Total Singapore                                                        332,273
                                                                      ==========

SOUTH KOREA--4.15%

Household Durables--2.49%
  Samsung Electronics Co Ltd                            5,100            591,600

Telecommunications--1.66%
  Korea Telecom Corp                                    6,200            126,046
  South Korea Telecom Ltd                              12,300            265,926
                                                                      ----------
                                                                         391,972
                                                                      ----------

  Total South Korea                                                      983,572
                                                                      ==========

SWEDEN--1.59%

Industrial Machinery--0.83%
  Securitas AB                                         10,300            196,087

Merchandising--0.76%
  Hennes & Mauritz AB                                   8,700            180,608
                                                                      ----------

  Total Sweden                                                           376,695
                                                                      ==========

SWITZERLAND--6.86%

Banks--3.47%
  Credit Suisse Group                                   6,200            264,497
  UBS AG                                               11,050            557,960
                                                                      ----------
                                                                         822,457
                                                                      ----------

Consumer Goods--1.18%
  Nestle SA                                             1,310            279,429

Drugs & Health Care--1.31%
  Novartis AG                                           3,670            132,683
  Serono SA                                               203            177,240
                                                                      ----------
                                                                         309,923
                                                                      ----------

Insurance--0.42%
  Swiss Reinsurance                                     1,000            100,627

Software--0.48%
  Business Objects SA *                                 3,400            114,920
                                                                      ----------

  Total Switzerland                                                    1,627,356
                                                                      ==========

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       39 www.PreferredGroup.com

Schedules of Investments                           December 31, 2001 (unaudited)

Preferred International Growth Fund Cont.

================================================================================
COMMON STOCK                                            SHARES          VALUE
================================================================================

TAIWAN--1.59%

Electrical Equipment--1.59%
  Taiwan Semiconductor
    Manufacturing Co Ltd                                14,500       $   248,965
  United Microelectronics Corp                          13,400           128,640
                                                                     -----------
                                                                         377,605
                                                                     -----------

  Total Taiwan                                                           377,605
                                                                     ===========

UNITED
KINGDOM--27.23%

Aerospace & Defense--1.08%
  BAE Systems Plc                                       57,000           256,472

Banks--7.22%
  Barclays Plc                                           9,200           304,280
  Bank of Ireland                                       30,700           290,492
  HSBC Holdings Plc                                     46,900           548,948
  Lloyds TSB Group Plc                                  37,000           401,278
  Royal Bank of Scotland Group Plc                       6,900           167,722
                                                                     -----------
                                                                       1,712,720
                                                                     -----------

Chemicals--0.49%
  BOC Group Plc                                          7,500           115,577

Construction Materials--0.67%
  CRH Plc                                                9,000           158,224

Consumer Goods--1.95%
  Diageo Plc                                            27,300           311,556
  Unilever NV                                           18,400           150,869
                                                                     -----------
                                                                         462,425
                                                                     -----------

Drugs & Health Care--4.06%
  Amersham Plc                                          10,800           104,333
  AstraZeneca Plc                                        7,700           346,798
  GlaxoSmithKline Plc                                   16,700           418,318
  Smith & Nephew Plc                                    15,700            94,722
                                                                     -----------
                                                                         964,171
                                                                     -----------

Electrical Equipment--1.32%
  ARM Holdings Plc *                                    60,000           313,148

Energy Sources--0.55%
  BP Plc                                                16,800           130,423

Insurance--0.46%
  Legal & General GP                                    47,700           110,260

Media--2.14%
  British Sky Broadcasting Plc                          46,300           508,870

Merchandising--2.55%
  Euronext                                              10,500           136,621
  Marks & Spencer Plc                                   37,000           194,184
  Reckitt Benckiser Plc                                 18,900           274,768
                                                                     -----------
                                                                         605,573
                                                                     -----------

Non-Ferrous Metals--0.36%
  Anglo American Plc                                     5,600            84,751

Services & Supplies--0.58%
  Capita Group Plc                                      19,300           137,556

Telecommunications--3.48%
  Vodafone Group Plc *                                 315,600           824,727

Utilities & Power--0.32%
  Severn Trent Water Plc                                 7,600            79,442
                                                                     -----------

  Total United Kingdom                                                 6,464,339
                                                                     ===========

Total Common Stock
  (Cost $21,870,269)                                                  21,790,979
                                                                     ===========

================================================================================
SHORT TERM
INVESTMENTS--15.25%                                PAR/SHARES          VALUE
================================================================================

Repurchase Agreements--3.29%
  State Street Repo 0.85%
  January 2, 2002 (Cost - $780,000)
  (Dated December 31, 2001,
  due January 2, 2002,
  collateralized by $710,000
  U.S. Treasury Bond 6.625%,
  February 15, 2027,
  Market Value $800,525
  Repurchase Proceeds $780,037)@                   $   780,000          780,000
                                                                   ------------

Short Term Investment Fund--4.48%
  State Street Global Advisors
    Money Market Fund
  1.88% yield as of December 31, 2001                1,062,139        1,062,139
                                                                   ------------

Short Term Investment Trust--7.48%
  Securities Lending Quality Trust
  2.26% yield as of December 31, 2001                1,775,333        1,775,333
                                                                   ------------

Total Short Term Investments
  (Cost $3,617,472)                                                   3,617,472
                                                                   ============

Total Investments--107.09%
  (Cost $25,487,741)                                                 25,408,451
                                                                   ============

Other Assets & Liabilities---7.09%                                   (1,681,592)
                                                                   ============

Total Net Assets--100%                                             $ 23,726,859
                                                                   ============

================================================================================

See notes to financial statements and notes to schedules of investments


40 SCHEDULES OF INVESTMENTS

---------------------------------------
Preferred International Value Fund     \
================================================================================
COMMON STOCK--91.57%                                    SHARES          VALUE
================================================================================

AUSTRALIA--2.19%

Banks--2.19%
  National Australia Bank Ltd                           245,000      $ 3,995,348
                                                                     -----------

  Total Australia                                                      3,995,348
                                                                     ===========

CANADA--8.90%

Automobiles--1.50%
  Canadian Tire Ltd                                     170,500        2,741,192

Banks--1.96%
  Bank Nova Scotia Halifax                              116,300        3,575,989

Merchandising--1.24%
  Hudsons Bay Co                                        247,800        2,256,547

Non-Ferrous Metals--2.29%
  Alcan Aluminum Ltd                                    116,100        4,167,001

Paper & Forest Products--1.91%
  Abitibi-Consolidated Inc                              477,200        3,485,421
                                                                     -----------

  Total Canada                                                        16,226,150
                                                                     ===========

CHINA--4.48%

Financial Services--2.15%
  Swire Pacific Ltd                                     720,800        3,928,569

Real Estate--2.33%
  Henderson Land Development                            932,700        4,246,206
                                                                     -----------

  Total China                                                          8,174,775
                                                                     ===========

FINLAND--2.28%

Paper & Forest Products--2.28%
  Stora Enso Oyj                                        325,000        4,160,117
                                                                     -----------

  Total Finland                                                        4,160,117
                                                                     ===========

FRANCE--2.76%

Automobile Components--1.75%
  Valeo SA                                               80,000        3,190,298

Electrical Equipment--1.01%
  Alstom                                                165,400        1,838,913
                                                                     -----------

  Total France                                                         5,029,211
                                                                     ===========

GERMANY--6.44%

Automobiles--2.00%
  DaimlerChrysler AG                                     84,700        3,645,383

================================================================================

================================================================================
COMMON STOCK                                            SHARES          VALUE
================================================================================

Consumer Goods--4.44%
  Adidas-Salomon AG                                      70,100      $ 5,260,280
  Continental AG                                        214,000        2,828,808
                                                                     -----------
                                                                       8,089,088
                                                                     -----------

  Total Germany                                                       11,734,471
                                                                     ===========

ITALY--4.43%

Apparel & Textiles--1.49%
  Benetton Group SPA                                    240,200        2,719,715

Banks--1.75%
  Banca Popolare di Bergamo CV                          198,900        3,186,916

Food Industries--1.19%
  Parmalat Finanziaria SPA                              805,000        2,171,210
                                                                     -----------

  Total Italy                                                          8,077,841
                                                                     ===========

JAPAN--16.60%

Drugs & Health Care--5.06%
  Daiichi Pharmaceutical Co Ltd                         217,500        4,233,456
  Tanabe Seiyaku Co                                     559,900        4,991,705
                                                                     -----------
                                                                       9,225,161
                                                                     -----------

Electrical Equipment--1.73%
  Hitachi Ltd                                           430,800        3,156,767

Homebuilders--1.63%
  Daiwa House Industry Co Ltd                           520,400        2,971,218

Household Appliances--1.21%
  Matsushita Electric Industrial Co Ltd                 172,000        2,209,572

Insurance--4.59%
  Mitsui Sumitomo Insurance Co                          808,000        3,792,993
  Yasuda Marine & Fire Insurance                        800,200        4,580,948
                                                                     -----------
                                                                       8,373,941
                                                                     -----------

Real Estate--2.38%
  Mitsui Fudosan Co                                     271,100        2,069,308
  Oriental Land Co Ltd                                   33,000        2,269,522
                                                                     -----------
                                                                       4,338,830
                                                                     -----------

  Total Japan                                                         30,275,489
                                                                     ===========

NETHERLANDS--6.48%

Banks--2.12%
  ABN Amro Holdings NV                                  240,600        3,874,338

Chemicals--2.12%
  Akzo Nobel NV                                          86,600        3,865,913

Financial Services--2.24%
  ING Groep NV                                          160,000        4,079,024
                                                                     -----------

  Total Netherlands                                                   11,819,275
                                                                     ===========

================================================================================
         See notes to financial statements and notes to schedules of investments


                                                       41 www.PreferredGroup.com

Schedules of Investments                           December 31, 2001 (unaudited)

Preferred International Value Fund Cont.

================================================================================
COMMON STOCK                                          SHARES           VALUE
================================================================================

SINGAPORE--2.96%

Banks--2.96%
  United Overseas Bank Ltd                              785,600     $  5,403,260
                                                                    ------------

  Total Singapore                                                      5,403,260
                                                                    ============

SOUTH KOREA--5.16%

Electric Utilities--1.46%
  Korea Electric Power Corp                             160,800        2,666,687

Household Durables--1.96%
  Samsung Electronics Co Ltd                             16,790        3,579,985

Steel--1.74%
  Pohang Iron & Steel Co                                 34,000        3,170,042
                                                                    ------------

  Total South Korea                                                    9,416,714
                                                                    ============

SPAIN--5.88%

Banks--2.17%
  BBV Argentaria SA                                     320,000        3,959,388

Food & Drug Retailing--1.53%
  Centros Com Carrefour                                 231,747        2,789,036

Utilities--2.18%
  Iberdrola SA                                          305,100        3,970,570
                                                                    ------------

  Total Spain                                                         10,718,994
                                                                    ============

SWEDEN--3.74%

Household Appliances--2.07%
  Electrolux AB                                         251,800        3,769,894

Industrial Machinery--1.67%
  SKF AB                                                155,100        3,056,596
                                                                    ------------

  Total Sweden                                                         6,826,490
                                                                    ============

SWITZERLAND--1.81%

Banks--0.77%
  UBS AG                                                 27,866        1,407,068

Merchandising--1.04%
  Valora Holdings AG                                     13,000        1,891,721
                                                                    ------------

  Total Switzerland                                                    3,298,789
                                                                    ============

UNITED KINGDOM--17.46%

Aerospace & Defense--1.55%
  Rolls-Royce Plc                                     1,170,600        2,833,525

Banks--1.92%
  Royal Bank of Scotland Group Plc                      143,700        3,492,991

Chemicals--1.72%
  Imperial Chemical Industries Plc                      569,600        3,138,438

Construction Materials--1.76%
  Hanson Plc                                            465,000        3,204,318

Insurance--1.57%
  Royal & Sun Alliance Insurance Group                  500,000        2,869,436

Leisure Time Industries--2.12%
  P&O Princess Cruises Plc                              664,200        3,862,453

Merchandising--1.88%
  Reckitt Benckiser Plc                                 235,000        3,416,428

Steel--3.77%
  Corus Group Plc                                     3,500,300        3,663,887
  Rio Tinto Plc                                         167,300        3,200,783
                                                                    ------------
                                                                       6,864,670
                                                                    ------------

Transportation--1.17%
  British Airways Plc                                   750,900        2,128,729
                                                                    ------------

  Total United Kingdom                                                31,810,988
                                                                    ============

Total Common Stock
  (Cost $162,716,555)                                                166,967,912
                                                                    ============

================================================================================
SHORT TERM
INVESTMENTS--31.67%                                PAR/SHARES          VALUE
================================================================================

  Repurchase Agreements--10.68%
  State Street Repo 0.85%
  January 2, 2002 (Cost - $19,458,000)
  (Dated December 31, 2001,
  due January 2, 2002,
  collateralized by $16,620,000
  U.S. Treasury Bond 7.25%,
  August 15, 2022,
  Market Value $19,847,903
  Repurchase Proceeds $19,458,919) @              $19,458,000        19,458,000
                                                                   ------------

Short Term Investment Trust--20.99%
  Securities Lending Quality Trust
  2.26% yield as of December 31, 2001              38,279,346        38,279,346
                                                                   ------------

Total Short Term Investments
  (Cost $57,737,346)                                                 57,737,346
                                                                   ============

Total Investments--123.24%
  (Cost $220,453,901)                                               224,705,258
                                                                   ============

Other Assets & Liabilities-- -23.24%                                (42,373,408)
                                                                   ============

Total Net Assets--100%                                             $182,331,850
                                                                   ============

See notes to financial statements and notes to schedules of investments


42 SCHEDULES OF INVESTMENTS

------------------------------------
Preferred Small Cap Growth Fund     \
================================================================================
COMMON STOCK--96.84%                                    SHARES          VALUE
================================================================================

Aerospace--0.70%
  United Defense Industries Inc                         19,520        $  410,896

Automotive--1.35%
  O'Reilly Automotive Inc                                9,920           361,782
  Sonic Automotive Inc                                  18,060           423,326
                                                                      ----------
                                                                         785,108
                                                                      ----------

Banks--0.00%
  New York Community Bancorp Inc *                           1                23

Chemicals--1.68%
  Cabot Microelectronics Corp                            3,600           285,300
  Millennium Chemicals Inc *                            23,240           292,824
  OM Group Inc *                                         6,080           402,435
                                                                      ----------
                                                                         980,559
                                                                      ----------

Computer Software--9.33%
  Agile Software Corp                                   28,160           484,915
  Concord Communications Inc                             8,820           182,133
  IONA Technologies Plc                                 14,350           291,305
  Legato Systems Inc                                    25,920           336,182
  Liberate Technologies                                 31,000           355,880
  Macromedia Inc                                        13,500           240,300
  Midway Games Inc                                      19,820           297,498
  Netegrity Inc                                         23,390           452,830
  NETIQ Corp                                            14,040           495,050
  Precise Software Solutions Ltd                        13,650           282,009
  Quest Software Inc                                    11,970           264,657
  Seebeyond Technology Corp                             38,470           373,159
  SmartForce Plc ADR                                    21,750           538,313
  Stellent Inc                                          16,320           482,419
  Webex Communications                                  14,490           360,077
                                                                      ----------
                                                                       5,436,727
                                                                      ----------

Conglomerates--0.52%
  Steris Corp                                           16,520           301,820

Consumer Products--0.97%
  Church & Dwight Inc *                                 11,570           308,109
  Polaris Industries Inc *                               4,470           258,143
                                                                      ----------
                                                                         566,252
                                                                      ----------

Discount & Fashion Retailing--4.01%
  Action Performance Cos Inc                            16,950           518,840
  Chico's FAS Inc                                       11,300           448,610
  Duane Reade Inc                                        7,750           235,213
  Electronics Boutique Holdings Corp                     6,120           244,433
  Hot Topic Inc                                         14,630           459,236
  Pacific Sunwear of California                         21,200           432,904
                                                                      ----------
                                                                       2,339,236
                                                                      ----------

Electrical & Electronics--12.53%
  Axcelis Technologies Inc                              47,130           607,506
  Elantec Semiconductor Inc                             10,610           407,424
  Exar Corp                                             19,730           411,371
  Globespan Virata Inc                                  51,170           662,652
  LTX Corp                                              17,960           376,082
  Microsemi Corp                                        12,730           378,081
  Microtune Inc                                         30,380           712,715
  O2Micro International Ltd                             13,350           321,068
  Optimal Robotics Corp                                 14,610           517,925

================================================================================
COMMON STOCK                                            SHARES          VALUE
================================================================================

Electrical & Electronics (continued)
  Photon Dynamics Inc                                   13,000       $   593,450
  Photronics Inc                                        10,070           315,695
  Plexus Corp                                           21,720           576,883
  Power Integrations                                    17,870           408,151
  Power-One Inc *                                       47,110           490,415
  Tweeter Home Entertainment Group Inc                  18,110           525,190
                                                                     -----------
                                                                       7,304,608
                                                                     -----------

Finance-Other--6.57%
  Affiliated Managers Group Inc                         11,860           835,893
  American Capital Strategies Ltd *                     11,350           321,773
  Investment Technology Group                           13,625           532,329
  Investors Financial Services Corp *                    3,370           223,128
  NCO Group Inc                                         10,790           247,091
  Raymond James Financial Inc *                         16,060           570,451
  Roslyn Bancorp Inc *                                  19,690           344,575
  S1 Corp                                               24,690           399,484
  Webster Financial Corp *                              11,260           355,028
                                                                     -----------
                                                                       3,829,752
                                                                     -----------

Food--1.54%
  Dean Foods Co                                          8,170           557,194
  Ruby Tuesday Inc                                      16,510           340,601
                                                                     -----------
                                                                         897,795
                                                                     -----------

Fuel--2.70%
  Hydril Co                                              5,780           101,901
  Plains Resources Inc                                  17,990           442,734
  Spinnaker Exploration Company                         15,450           635,922
  Ultra Petroleum Corp                                  64,810           394,693
                                                                     -----------
                                                                       1,575,250
                                                                     -----------

Health Care--20.61%
  Alkermes Inc                                          11,160           294,178
  Ameripath Inc                                         25,160           805,372
  AMN Healthcare Services Inc                           13,830           378,942
  Aviron                                                11,620           577,863
  Cell Therapeutics Inc                                 17,760           428,726
  Charles River Laboratories International              18,910           633,107
  CV Therapeutics Inc                                    8,080           420,322
  Edwards Lifesciences Corp                             15,260           421,634
  Fisher Scientific International Inc                   15,510           452,892
  Gene Logic Inc                                        15,320           288,629
  Henry Schein Inc                                      17,780           658,393
  Incyte Genomics Inc                                   14,450           280,908
  Integral Lifesciences Corp                            16,130           424,864
  Lifepoint Hospitals Inc                               17,230           586,509
  Medicis Pharmaceutical Corp                           13,470           870,027
  Neurocrine Biosciences Inc                             7,440           381,746
  NPS Pharmaceuticals Inc                               10,540           403,682
  Priority Healthcare Corp                              15,370           540,870
  Province Healthcare Co                                12,630           389,762
  Respironics Inc                                       10,870           376,537
  Scios Inc                                             16,170           384,361
  Silicon Laboratories                                  10,400           350,584
  Taro Pharmaceuticals Industries                       10,630           424,669
  Techne Corp                                           10,110           372,554
  Trimeris Inc                                          11,110           499,617
  Vertex Pharmaceuticals Inc                            14,880           365,899
                                                                     -----------
                                                                      12,012,647
                                                                     -----------

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       43 www.PreferredGroup.com

Schedules of Investments                           December 31, 2001 (unaudited)

Preferred Small Cap Growth Fund Cont.

================================================================================
COMMON STOCK                                             SHARES         VALUE
================================================================================

Housing & Real Estate--1.31%
  Cousins Properties Inc *                               13,950      $   339,822
  IndyMac Bancorp Inc                                    18,220          425,984
                                                                     -----------
                                                                         765,806
                                                                     -----------

Insurance--0.59%
  HCC Insurance Holdings Inc *                           12,460          343,273

Leisure Time Industries--1.15%
  Shuffle Master Inc                                     26,230          411,024
  Winnebago Industries Inc                                7,080          261,535
                                                                     -----------
                                                                         672,559
                                                                     -----------

Manufacturing--4.21%
  ATMI Inc                                               20,720          494,172
  Brooks Automation Inc                                  13,380          544,165
  Coach Inc                                              11,800          459,964
  FEI Co                                                 10,940          344,719
  Furniture Brands International Inc                      9,840          315,077
  Valspar Corp *                                          7,460          295,416
                                                                     -----------
                                                                       2,453,513
                                                                     -----------

Metals & Mining--0.97%
  USX US Steel Group *                                   16,940          306,783
  Worthington Industries Inc *                           18,060          256,452
                                                                     -----------
                                                                         563,235
                                                                     -----------

Office Equipment
& Computers--2.35%
  C-COR.net Corporation                                  24,880          362,502
  Concurrent Computer Corp                               41,860          621,621
  Insight Enterprises Inc                                15,680          385,728
                                                                     -----------
                                                                       1,369,851
                                                                     -----------

Publishing & Broadcasting--1.24%
  4 Kids Entertainment Inc                               14,290          286,229
  Radio One Inc                                          24,160          435,122
                                                                     -----------
                                                                         721,351
                                                                     -----------

Service Industries--14.14%
  CAL Dive International Inc                             19,880          490,638
  CNET Networks Inc                                      58,320          523,130
  Corinthian Colleges Inc                                 9,640          394,180
  Corporate Executive Board Co                           12,240          449,208
  Diamond Cluster International Inc                      27,860          364,966
  Entrust Inc                                            27,050          275,640
  Exult Inc                                              25,110          403,016
  Getty Images Inc                                       20,840          478,903
  Intercept Group Inc                                     8,910          364,419
  Manhattan Associates Inc                                7,980          232,617
  Maximus Inc                                             9,450          397,467
  Netscreen Technologies Inc                             13,120          290,346
  Overture Services Inc                                  12,220          432,955
  Priceline.com Inc                                      48,140          280,175
  Resources Connection Inc                               16,810          442,607
  RSA Security Inc                                       38,400          670,464
  SonicWALL Inc                                          34,770          675,929
  Stericycle Inc                                          3,050          185,684
  Tetra Tech Inc                                         18,020          358,778
  Unilab Corp                                            21,120          530,112
                                                                     -----------
                                                                       8,241,234
                                                                     -----------

Telecommunications--6.19%
  Aeroflex Inc                                           24,020          454,699
  Alamosa Holdings Inc                                   34,250          408,603
  Anaren Microwave Inc                                    3,880           67,202
  Andrew Corp *                                          10,780          235,974
  Harmonic Inc                                           35,700          429,114
  Intrado Inc                                             8,930          239,324
  Leap Wireless International Inc                        14,370          301,339
  Tekelec                                                19,540          353,869
  Terayon Systems                                        28,890          238,949
  Tollgrade Communications Inc                           16,840          561,614
  Triton PCS Holding Inc                                 10,730          314,926
                                                                     -----------
                                                                       3,605,613
                                                                     -----------

Transportation--1.55%
  Arkansas Best Corp                                     10,690          308,084
  Forward Air Corp                                        9,120          309,348
  Yellow Corp                                            11,460          287,644
                                                                     -----------
                                                                         905,076
                                                                     -----------

Utilities & Power--0.63%
  Chesapeake Energy Corp                                 55,200          364,870

Total Common Stock
  (Cost $51,545,749)                                                  56,447,054
                                                                     ===========

================================================================================
SHORT TERM
INVESTMENTS--25.81%                                 SHARES             VALUE
================================================================================

Short Term Investment Fund--4.07%
  State Street Global Advisors
    Money Market Fund
  1.88% yield as of December 31, 2001              2,372,042          2,372,042
                                                                   ------------

Short Term Investment Trust--21.74%
  Securities Lending Quality Trust
  2.26% yield as of December 31, 2001             12,671,202         12,671,202
                                                                   ------------

Total Short Term Investments
(Cost $15,043,244)                                                   15,043,244
                                                                   ============

Total Investments--122.65%
  (Cost $66,588,993)                                                 71,490,298
                                                                   ============

Other Assets and Liabilities-- -22.65%                              (13,198,808)
                                                                   ============

Total Net Assets--100%                                             $ 58,291,490
                                                                   ============

================================================================================

See notes to financial statements and notes to schedules of investments


44 SCHEDULES OF INVESTMENTS

------------------------------------
Preferred Mid Cap Growth Fund       \
================================================================================
COMMON STOCK--96.19%                                    SHARES          VALUE
================================================================================

Banks--0.51%
  Commerce Bancorp Inc/NJ *                              4,480        $  176,243

Chemicals--1.43%
  Air Products & Chemicals Inc *                         5,190           243,463
  Cabot Microelectronics Corp                            3,150           249,638
                                                                      ----------
                                                                         493,101
                                                                      ----------

Computer Software--7.63%
  Advent Software Inc                                    3,650           182,318
  BEA Systems Inc                                       11,650           179,410
  Interwoven Inc                                        22,240           216,618
  Liberate Technologies                                 17,920           205,722
  Macromedia Inc                                        10,010           178,178
  Manugistics Group Inc                                  7,700           162,316
  Mercury Interactive Corp *                             9,960           338,441
  Micromuse Inc                                         10,730           160,950
  NETIQ Corp                                             5,190           182,999
  Rational Software Corp                                18,540           361,530
  SmartForce Plc ADR                                    12,640           312,840
  Tibco Software Inc                                     9,890           147,658
                                                                      ----------
                                                                       2,628,980
                                                                      ----------

Consumer Products--0.72%
  Pepsi Bottling Group Inc *                            10,610           249,335

Discount & Fashion Retailing--5.93%
  Amazon.com Inc                                        29,950           324,059
  American Eagle Outfitters Inc                         11,930           312,208
  Bed Bath & Beyond Inc *                                9,880           334,932
  Best Buy Co Inc *                                      3,630           270,362
  CDW Computer Centers Inc                               6,130           329,242
  Electronics Boutique Holdings Corp                     5,130           204,892
  Talbots Inc *                                          7,350           266,438
                                                                      ----------
                                                                       2,042,133
                                                                      ----------

Electrical & Electronics--17.35%
  Altera Corp *                                          9,370           198,831
  Broadcom Corp *                                       16,750           684,573
  Elantec Semiconductor Inc                              5,700           218,880
  Globespan Virata Inc                                  45,760           592,592
  Intersil Corp                                         12,450           401,513
  KLA Tencor Corp *                                      7,880           390,533
  Marvell Technology Group Ltd *                         7,460           267,217
  Microsemi Corp                                         4,250           126,225
  Microtune Inc                                          9,520           223,339
  Nvidia Corp *                                          4,580           306,402
  Polycom Inc                                           17,420           593,499
  Power-One Inc *                                       19,760           205,702
  Qlogic Corp *                                         13,660           608,007
  Sanmina Corp *                                        25,130           500,087
  SPX Corp                                               2,000           273,800
  Teradyne Inc *                                        12,700           382,778
                                                                      ----------
                                                                       5,973,978
                                                                      ----------

================================================================================

================================================================================
COMMON STOCK                                            SHARES          VALUE
================================================================================

Finance-Other--3.53%
  Bear Stearns Cos Inc *                                 5,510        $  323,106
  E*Trade Group Inc                                     19,590           200,798
  Investors Financial Services Corp *                    3,040           201,278
  Legg Mason Inc                                         4,840           241,903
  Principal Financial Group                             10,320           247,680
                                                                      ----------
                                                                       1,214,765
                                                                      ----------

Food--0.45%
  McCormick & Co Inc *                                   3,690           154,869

Fuel--4.59%
  BJ Services Co                                         8,680           281,666
  Ensco International Inc                                8,400           208,740
  Kerr-McGee Corp *                                      3,020           165,496
  Murphy Oil Corp *                                      2,210           185,728
  Nabors Industries Inc *                                8,960           307,597
  Pogo Producing Co                                      7,090           186,254
  Weatherford International Inc                          6,620           246,661
                                                                      ----------
                                                                       1,582,142
                                                                      ----------

Health Care--21.85%
  Affymetrix Inc                                         9,540           360,135
  AmerisourceBergen Corp *                               4,050           257,378
  Andrx Group                                            3,390           238,690
  Anthem Inc                                             5,060           250,470
  Aviron                                                 8,080           401,818
  Cephalon Inc                                           3,330           251,698
  CV Therapeutics Inc                                    6,010           312,640
  First Health Group Corp                                7,720           190,993
  Genzyme Corp *                                         9,930           594,410
  Gilead Sciences Inc                                    6,470           425,208
  Guidant Corp *                                        13,530           673,794
  Henry Schein Inc                                       5,370           198,851
  IDEC Pharmaceuticals Corp                              7,730           532,829
  Inhale Therapeutics Systems Inc                        9,000           166,950
  Intermune Inc                                          3,610           177,829
  Invitrogen Corp                                        4,000           247,720
  King Pharmaceuticals Inc *                            12,519           527,425
  OSI Pharmaceuticals Inc                                6,260           286,332
  Quest Diagnostics Inc                                  3,410           244,531
  St Jude Medical Inc *                                  4,890           379,709
  Universal Health Services Inc                          5,170           221,173
  Varian Medical Systems Inc                             4,980           354,875
  Zimmer Holdings Inc *                                  7,560           230,882
                                                                      ----------
                                                                       7,526,340
                                                                      ----------

Leisure Time Industries--1.06%
  International Game Technology *                        5,370           366,771

Manufacturing--3.14%
  Coach Inc                                              7,480           291,570
  Cytyc Corp                                             5,890           153,729
  Dentsply International Inc *                           5,320           267,064
  Waters Corp                                            9,560           370,450
                                                                      ----------
                                                                       1,082,813
                                                                      ----------

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       45 www.PreferredGroup.com

Schedules of Investments                           December 31, 2001 (unaudited)

Preferred Mid Cap Growth Fund Cont.

================================================================================
COMMON STOCK                                            SHARES          VALUE
================================================================================

Office Equipment
& Computers--2.89%
  Boise Cascade Corp                                      5,080      $   172,771
  Brocade Communications Systems                          8,740          289,469
  Network Appliance Inc *                                11,330          247,787
  Novellus Systems Inc *                                  7,230          285,224
                                                                     -----------
                                                                         995,251
                                                                     -----------

Publishing & Broadcasting--1.58%
  Earthlink Inc                                          14,130          171,962
  USA Networks Inc                                        6,580          179,700
  Westwood One Inc                                        6,440          193,522
                                                                     -----------
                                                                         545,184
                                                                     -----------

Service Industries--18.71%
  Affiliated Computer Services Inc                        1,620          171,931
  Apollo Group Inc                                        9,780          381,451
  Bisys Group Inc                                         3,280          209,887
  CNET Networks Inc                                      44,990          403,560
  Corporate Executive Board Co                            5,630          206,621
  Express Scripts Inc                                     5,500          257,180
  Extreme Networks Inc                                   29,520          380,808
  Fiserv Inc *                                            8,250          349,140
  Getty Images Inc                                       11,490          264,040
  Internet Security Systems                              10,090          323,485
  Interpublic Group Cos Inc *                            15,680          463,187
  Laboratory Corp of America Holdings                     5,410          437,399
  Neuberger Berman Inc *                                  3,224          141,534
  Overture Services Inc                                   8,190          290,172
  Robert Half International Inc *                         9,550          254,985
  RSA Security Inc                                       11,460          200,092
  SEI Investments Co *                                    6,800          306,748
  Sungard Data Systems Inc                               13,970          404,152
  Symantec Corp                                           4,870          323,027
  TMP Worldwide Inc *                                     5,940          254,826
  Yahoo Inc *                                            23,610          418,841
                                                                     -----------
                                                                       6,443,066
                                                                     -----------

Telecommunications--3.72%
  Adelphia Communications Corp                            8,520          265,654
  Finisar Corp                                           38,850          395,105
  Nextel Communications Inc                              23,180          254,053
  Univision Communications Inc *                          9,040          365,758
                                                                     -----------
                                                                       1,280,570
                                                                     -----------

Transportation--0.49%
  CSX Corp                                                4,700          164,735

Utilities & Power--0.61%
  Devon Energy Corporation *                              5,380          207,935

Total Common Stock
  (Cost $29,046,298)                                                  33,128,211
                                                                     ===========

================================================================================

================================================================================
SHORT TERM
INVESTMENTS--28.84%                                  SHARES            VALUE
================================================================================

Short Term Investment Fund--3.46%
  State Street Global Advisors
    Money Market Fund
  1.88% yield as of December 31, 2001              1,192,240       $  1,192,240
                                                                   ------------

Short Term Investment Fund--25.38%
  Securities Lending Quality Trust
  2.26% yield as of December 31, 2001              8,739,663          8,739,663
                                                                   ------------

Total Short Term Investments
  (Cost $9,931,903)                                                   9,931,903
                                                                   ============

Total Investments--125.03%
  (Cost $38,978,201)                                                 43,060,114
                                                                   ============

Other Assets and Liabilities-- -25.03%                               (8,619,200)
                                                                   ============

Total Net Assets--100%                                             $ 34,440,914
                                                                   ============

================================================================================

See notes to financial statements and notes to schedules of investments


46 SCHEDULES OF INVESTMENTS

---------------------------------------
Preferred Large Cap Growth Fund        \
================================================================================
COMMON STOCK--99.46%                                   SHARES           VALUE
================================================================================

Aerospace--1.08%
  Northrop Grumman Corp                                 54,700       $ 5,514,307

Banks--2.69%
  Bank One Corp                                        238,600         9,317,330
  MBNA Corp                                            126,000         4,435,200
                                                                     -----------
                                                                      13,752,530
                                                                     -----------

Computer Software--4.52%
  Microsoft Corp *                                     277,600        18,391,000
  Oracle Corp *                                        290,700         4,014,567
  SAP Aktiengesellschaft *                              20,100           641,793
                                                                     -----------
                                                                      23,047,360
                                                                     -----------

Conglomerates--1.40%
  Household International Inc                          123,700         7,167,178

Consumer Products--4.45%
  Gillette Co                                          139,500         4,659,300
  Harley-Davidson Inc                                   55,700         3,025,067
  Pepsico Inc                                          308,400        15,015,996
                                                                     -----------
                                                                      22,700,363
                                                                     -----------

Discount & Fashion
Retailing--12.02%
  Bed Bath & Beyond Inc *                              138,200         4,684,980
  BJ's Wholesale Club Inc *                             82,000         3,616,200
  Home Depot Inc                                       289,197        14,751,939
  Kohls Corp *                                         216,700        15,264,348
  Lowe's Companies Inc                                  77,300         3,587,493
  Tiffany & Co                                         260,100         8,185,347
  Wal-Mart Stores Inc                                  195,500        11,251,025
                                                                     -----------
                                                                      61,341,332
                                                                     -----------

Electrical & Electronics--8.83%
  ARM Holdings Plc *                                    42,900           668,811
  General Electric Co                                  390,600        15,655,248
  Intel Corp                                           437,700        13,765,665
  KLA Tencor Corp *                                     55,500         2,750,580
  Maxim Integrated Products Inc *                       17,200           903,172
  STMicroelectronics NV                                 39,600         1,254,132
  Texas Instruments Inc                                359,600        10,068,800
                                                                     -----------
                                                                      45,066,408
                                                                     -----------

Finance-Other--9.97%
  Citigroup Inc                                        387,366        19,554,236
  Federal Home Loan Mortgage Corp                       33,700         2,203,980
  Federal National Mortgage Association                 28,000         2,226,000
  Goldman Sachs Group Inc                               85,300         7,911,575
  Merrill Lynch & Co Inc                               125,500         6,541,060
  Morgan Stanley Dean Witter & Co                      110,540         6,183,608
  XL Capital Ltd                                        68,500         6,258,160
                                                                     -----------
                                                                      50,878,619
                                                                     -----------

================================================================================

================================================================================
COMMON STOCK                                           SHARES           VALUE
================================================================================

Fuel--2.82%
  Halliburton Co                                       107,500       $ 1,408,250
  Schlumberger Ltd                                     236,400        12,990,180
                                                                     -----------
                                                                      14,398,430
                                                                     -----------

Health Care--18.09%
  Abbott Laboratories                                  190,700        10,631,525
  American Home Products Corp                          195,100        11,971,336
  Amgen Inc *                                          131,100         7,399,284
  Aventis SA *                                          89,400         6,347,400
  Baxter International Inc                             154,300         8,275,109
  Genentech Inc *                                      157,800         8,560,650
  Johnson & Johnson                                    237,300        14,024,430
  Medimmune Inc *                                       91,900         4,259,565
  Pfizer Inc                                           331,975        13,229,204
  Pharmacia Corp                                       178,997         7,634,222
                                                                     -----------
                                                                      92,332,725
                                                                     -----------

Insurance--4.48%
  American International Group Inc                     216,625        17,200,025
  Hartford Financial Services Group                     90,600         5,692,398
                                                                     -----------
                                                                      22,892,423
                                                                     -----------

Leisure Time Industries--0.89%
  Marriott International Inc                           111,700         4,540,605

Manufacturing--4.67%
  Applied Materials Inc *                               81,400         3,264,140
  Minnesota Mining &
    Manufacturing Co                                    52,200         6,170,562
  Tyco International Ltd                               244,800        14,418,720
                                                                     -----------
                                                                      23,853,422
                                                                     -----------

Office Equipment
& Computers--8.94%
  Cisco Systems Inc *                                  484,300         8,770,673
  Dell Computer Corp *                                 334,200         9,083,556
  Hewlett Packard Co                                   122,800         2,522,312
  International Business Machines Corp                 127,600        15,434,496
  Novellus Systems Inc *                                93,900         3,704,355
  Sun Microsystems Inc *                               495,500         6,094,650
                                                                     -----------
                                                                      45,610,042
                                                                     -----------

Publishing & Broadcasting--4.67%
  AOL Time Warner Inc *                                179,350         5,757,135
  New York Times Co                                    114,400         4,947,800
  Viacom Inc *                                         297,177        13,120,365
                                                                     -----------
                                                                      23,825,300
                                                                     -----------

Service Industries--2.88%
  Concord EFS Inc *                                    143,200         4,694,096
  Omnicom Group Inc                                    112,000        10,007,200
                                                                     -----------
                                                                      14,701,296
                                                                     -----------

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       47 www.PreferredGroup.com

Schedules of Investments                           December 31, 2001 (unaudited)

Preferred Large Cap Growth Fund Cont.

================================================================================
COMMON STOCK                                           SHARES           VALUE
================================================================================

Telecommunications--7.06%
  Liberty Media Corp *                                714,500       $ 10,003,000
  Nokia Corp ADR *                                    336,600          8,256,798
  Sprint Corp *                                       239,500          5,846,195
  Univision Communications Inc *                       93,200          3,770,872
  Vodafone Group Plc ADR *                            320,114          8,220,526
                                                                    ------------
                                                                      36,097,391
                                                                    ------------

Total Common Stock
  (Cost $495,445,010)                                                507,719,731
                                                                    ============

================================================================================
SHORT TERM
INVESTMENTS--4.22%                                 PAR/SHARES         VALUE
================================================================================

Finance-Other--0.58%
  American Express Credit Corp                    $ 2,935,000     $   2,935,000
    1.59% January 2, 2002 @                                       -------------

Short Term Investment Trust--3.64%
  Securities Lending Quality Trust
  2.26% yield as of December 31, 2001              18,600,945        18,600,945
                                                                  -------------

Total Short Term Investments
  (Cost $21,535,945)                                                 21,535,945
                                                                  =============

Total Investments--103.68%
  (Cost $516,980,955)                                               529,255,676
                                                                  =============

Other Assets and Liabilities-- -3.68%                               (18,800,378)
                                                                  =============

Total Net Assets--100%                                            $ 510,455,298
                                                                  =============

-----------------------------------------
Preferred Large Cap Value Fund           \
================================================================================
COMMON STOCK--95.45%                                  SHARES            VALUE
================================================================================

Aerospace--2.42%
  Boeing Co                                           225,000        $ 8,725,500

Banks--9.86%
  FleetBoston Financial Corp                          350,000         12,775,000
  JP Morgan Chase & Co                                150,000          5,452,500
  Wells Fargo & Co                                    400,000         17,380,000
                                                                     -----------
                                                                      35,607,500
                                                                     -----------

Computer Software--1.10%
  Microsoft Corp *                                     60,000          3,975,000

Consumer Products--4.55%
  Avon Products Inc                                   210,000          9,765,000
  Gillette Co                                         200,000          6,680,000
                                                                     -----------
                                                                      16,445,000
                                                                     -----------

Discount & Fashion Retailing--1.43%
  May Department Stores Co                            140,000          5,177,200

Electrical & Electronics--0.61%
  Intel Corp                                           70,000          2,201,500

Finance-Other--23.31%
  Citigroup Inc                                       400,000         20,192,000
  Countrywide Credit Industry Inc                     250,000         10,242,500
  CP HOLDRS                                           162,000          6,355,260
  Federal Home Loan Mortgage Corp                     420,000         27,468,000

================================================================================

================================================================================
COMMON STOCK                                          SHARES            VALUE
================================================================================

  Finance-Other (continued)
  Morgan Stanley Dean Witter & Co                      70,000        $ 3,915,800
  XL Capital Ltd                                      175,000         15,988,000
                                                                     -----------
                                                                      84,161,560
                                                                     -----------

Food--3.18%
  Kroger Co *                                         550,000         11,478,500

Fuel--3.63%
  ChevronTexaco Corp                                  100,000          8,961,000
  El Paso Corp                                         56,000          2,498,160
  Halliburton Co                                      125,000          1,637,500
                                                                     -----------
                                                                      13,096,660
                                                                     -----------

Health Care--7.43%
  Bristol-Myers Squibb Co                             110,000          5,610,000
  CVS Corp                                            150,000          4,440,000
  Merck & Co Inc                                       70,000          4,116,000
  Pharmacia Corp                                      150,000          6,397,500
  Schering Plough Corp                                175,000          6,266,750
                                                                     -----------
                                                                      26,830,250
                                                                     -----------

Insurance--3.55%
  Ace Ltd                                              75,000          3,011,250
  Aflac Inc                                           400,000          9,824,000
                                                                     -----------
                                                                      12,835,250
                                                                     -----------

================================================================================

See notes to financial statements and notes to schedules of investments


48 SCHEDULES OF INVESTMENTS

Preferred Large Cap Value Fund Cont.

================================================================================
COMMON STOCK                                           SHARES          VALUE
================================================================================

Leisure Time Industries--4.51%
  Carnival Corp                                        250,000      $  7,020,000
  McDonalds Corp                                       350,000         9,264,500
                                                                    ------------
                                                                      16,284,500
                                                                    ------------

Manufacturing--4.79%
  Caterpillar Inc                                      150,000         7,837,500
  Minnesota Mining &
    Manufacturing Co                                    80,000         9,456,800
                                                                    ------------
                                                                      17,294,300
                                                                    ------------

Metals & Mining--1.97%
  Alcoa Inc                                            200,000         7,110,000

Office Equipment &
Computers--1.51%
  Dell Computer Corp *                                 200,000         5,436,000

Publishing & Broadcasting--4.02%
  Clear Channel Communications *                       150,000         7,636,500
  News Corp Ltd ADR PFD                                260,000         6,879,600
                                                                    ------------
                                                                      14,516,100
                                                                    ------------

Service Industries--3.73%
  Sabre Holdings Corp *                                130,000         5,505,500
  Waste Management Inc                                 250,000         7,977,500
                                                                    ------------
                                                                      13,483,000
                                                                    ------------

Telecommunications--9.07%
  SBC Communications Inc                               200,000         7,834,000
  Sprint Corp *                                        500,000        10,040,000
  Verizon Communications                               100,000         4,746,000
  WorldCom Inc *                                       720,000        10,137,600
                                                                    ------------
                                                                      32,757,600
                                                                    ------------

Transportation--2.13%
  AMR Corp *                                            90,000         1,995,300
  Burlington Northern Santa Fe Corp                    200,000         5,706,000
                                                                    ------------
                                                                       7,701,300
                                                                    ------------

Utilities & Power--2.65%
  Exelon Corp                                          200,000         9,576,000

Total Common Stock
  (Cost $246,486,177)                                                344,692,720
                                                                    ============

================================================================================

================================================================================
SHORT TERM
INVESTMENTS--9.59%                                PAR/SHARES          VALUE
================================================================================

Commercial Paper--4.71%
  American Express Credit Corp
    1.75% January 3, 2002 @                      $ 4,000,000      $   3,999,611
    1.76% January 8, 2002 @                        5,000,000          4,998,289
  Household Finance Corp
    1.85% January 10, 2002 @                       3,500,000          3,498,381
    1.85% January 15, 2002 @                       4,500,000          4,496,763
                                                                  -------------
                                                                     16,993,044
                                                                  -------------

Short Term Investment Fund--0.21%
  State Street Global Advisors
    Money Market Fund
  1.88% yield as of December 31, 2001                767,673            767,673
                                                                  -------------

Short Term Investment Trust--4.67%
  Securities Lending Quality Trust
  2.26% yield as of December 31, 2001             16,880,992         16,880,992
                                                                  -------------

Total Short Term Investments
  (Cost $34,641,709)                                                 34,641,709
                                                                  =============

Total Investments--105.04%
  (Cost $281,127,886)                                               379,334,429
                                                                  =============

Other Assets and Liabilities-- -5.04%                               (18,217,863)
                                                                  =============

Total Net Assets--100%                                            $ 361,116,566
                                                                  =============

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       49 www.PreferredGroup.com

Schedules of Investments                           December 31, 2001 (unaudited)

-------------------------------------
Preferred Asset Allocation Fund      \
================================================================================
COMMON STOCK--56.44%                                     SHARES          VALUE
================================================================================

Aerospace--0.68%
  Boeing Co                                               6,572       $  254,862
  General Dynamics Corp                                   1,620          129,017
  Lockheed Martin Corp                                    2,998          139,917
  Northrop Grumman Corp                                     800           80,648
  Raytheon Co                                             2,520           81,824
  Rockwell Collins Inc                                      700           13,650
  United Technologies Corp                                3,910          252,703
                                                                      ----------
                                                                         952,621
                                                                      ----------

Automotive--0.36%
  Cooper Tire & Rubber Co                                 2,400           38,304
  Cummins Engine Inc                                        200            7,708
  Dana Corp                                               1,518           21,070
  Delphi Automotive Systems Corp                          3,227           44,081
  Eaton Corp                                                300           22,323
  Ford Motor Co                                          10,087          158,568
  General Motors Corp                                     3,360          163,296
  Goodyear Tire and Rubber                                  600           14,286
  Navistar International Corp Inc                           210            8,295
  Paccar Inc                                                260           17,061
  Visteon Corp                                              558            8,392
                                                                      ----------
                                                                         503,384
                                                                      ----------

Banks--3.64%
  Amsouth Bancorporation                                  3,660           69,174
  Bank New York Inc                                       5,480          223,584
  Bank of America Corp                                   12,152          764,968
  Bank One Corp                                           8,728          340,828
  BB&T Corp                                               4,710          170,078
  Charter One Financial Inc                                 871           23,648
  Comerica Inc                                            2,440          139,812
  Fifth Third Bancorp                                     3,903          240,347
  FleetBoston Financial Corp                              8,709          317,879
  JP Morgan Chase & Co                                   15,137          550,230
  Keycorp                                                 4,880          118,779
  MBNA Corp                                               7,092          249,638
  National City Corp                                      4,900          143,276
  PNC Financial Services Group Inc                        2,320          130,384
  Regions Financial Corp                                    900           27,036
  Southtrust Corp                                         1,400           34,538
  State Street Corporation                                1,740           90,915
  Suntrust Banks Inc                                      2,590          162,393
  U.S. Bancorp                                           15,833          331,385
  Union Planters Corp                                     1,080           48,740
  Wachovia Corp                                          10,698          335,489
  Wells Fargo & Co                                       13,530          587,879
  Zions Bancorp                                             400           21,032
                                                                      ----------
                                                                       5,122,032
                                                                      ----------

Chemicals--0.71%
  Air Products & Chemicals Inc *                          2,420          113,522
  Dow Chemical Co                                         6,118          206,666
  Du Pont (E.I.) de Nemours & Co                          7,514          319,420
  Eastman Chemical Co                                       815           31,801
  Engelhard Corp                                            525           14,532
  Freeport McMoran Copper & Gold Inc                      3,240           43,384
  Goodrich Corp                                           1,200           31,944
  Great Lakes Chemical Corp                                 200            4,856
  Hercules Inc *                                          1,940           19,400

================================================================================

================================================================================
COMMON STOCK                                             SHARES          VALUE
================================================================================

  Chemicals (continued)
  International Flavors & Fragrances Inc                    990       $   29,413
  Praxair Inc                                             1,940          107,185
  Rohm & Haas Co                                          2,096           72,584
                                                                      ----------
                                                                         994,707
                                                                      ----------

Computer Software--3.48%
  Adobe Systems Inc                                       2,050           63,653
  Autodesk Inc                                              200            7,454
  Automatic Data Processing Inc                           4,300          253,270
  BMC Software Inc *                                      1,000           16,370
  Citrix Systems Inc *                                    1,810           41,015
  Computer Associates International Inc                   4,608          158,930
  Computer Sciences Inc *                                   700           34,286
  Compuware Corp *                                        4,020           47,396
  Comverse Technology Inc *                               2,050           45,859
  Electronic Data Systems Corp                            3,720          255,006
  First Data Corp                                         3,010          236,135
  Intuit Inc *                                            1,500           64,140
  Mercury Interactive Corp *                                300           10,194
  Microsoft Corp *                                       40,860        2,707,792
  Novell Inc *                                            1,400            6,426
  Oracle Corp *                                          42,978          593,526
  Parametric Technology Corp *                            1,000            7,810
  Peoplesoft Inc *                                        2,470           99,294
  Siebel Systems Inc *                                    3,820          106,884
  Veritas Software Corp *                                 3,390          151,974
                                                                      ----------
                                                                       4,907,414
                                                                      ----------

Conglomerates--0.47%
  Cintas Corp                                             2,020           96,960
  Honeywell International Inc                             6,516          220,371
  Household International Inc                             3,873          224,402
  Pall Corp                                                 533           12,824
  PerkinElmer Inc                                           500           17,510
  Pinnacle West Capital Corp                                300           12,555
  Rockwell International Corp                             1,990           35,541
  TRW Inc                                                 1,260           46,670
                                                                      ----------
                                                                         666,833
                                                                      ----------

Consumer Products--3.73%
  Alberto-Culver Co                                         200            8,948
  Anheuser-Busch Cos Inc                                  6,910          312,401
  Avon Products Inc                                       1,920           89,280
  Brown-Forman Corp                                         300           18,780
  Clorox Co                                                 900           35,595
  Coca-Cola Co                                           18,810          886,892
  Coca-Cola Enterprises Inc                               1,800           34,092
  Colgate-Palmolive Co                                    4,300          248,325
  Coors (Adolph) Co                                         100            5,340
  Ecolab Inc                                                500           20,125
  Fortune Brands Inc                                      1,200           47,508
  Gillette Co                                             6,760          225,784
  Harley-Davidson Inc                                     2,740          148,809
  Liz Claiborne Inc                                         200            9,950
  Masco Corp                                              4,890          119,805
  Maytag Corp                                               300            9,309
  Newell Rubbermaid Inc                                   2,245           61,895
  Nike Inc                                                2,330          131,039

================================================================================

See notes to financial statements and notes to schedules of investments


50 SCHEDULES OF INVESTMENTS

Preferred Asset Allocation Fund Cont.

================================================================================
COMMON STOCK                                            SHARES          VALUE
================================================================================

Consumer Products (continued)
  Pepsi Bottling Group Inc *                             2,100        $   49,350
  Pepsico Inc                                           13,303           647,723
  Philip Morris Cos Inc                                 16,440           753,774
  Procter & Gamble Co                                    9,810           776,265
  RadioShack Corp                                        1,820            54,782
  Reebok International Ltd *                               690            18,285
  Starbucks Corp *                                       1,500            28,575
  Tupperware Corp                                        2,100            40,425
  Unilever NV                                            4,510           259,821
  UST Inc                                                1,580            55,300
  VF Corp                                                1,930            75,289
  Whirlpool Corp                                         1,200            87,996
                                                                      ----------
                                                                       5,261,462
                                                                      ----------

Containers & Packing--0.09%
  Ball Corp                                                400            28,280
  Bemis Inc                                                200             9,836
  Pactiv Corp *                                          2,300            40,802
  Sealed Air Corp *                                        360            14,695
  Temple Inland Inc                                        480            27,230
                                                                      ----------
                                                                         120,843
                                                                      ----------

Discount & Fashion Retailing--3.35%
  Autozone Inc *                                           400            28,720
  Bed Bath & Beyond Inc *                                1,100            37,290
  Best Buy Co Inc *                                      1,720           128,106
  Big Lots Inc                                             400             4,160
  Circuit City Stores Inc                                  800            20,760
  Costco Wholesale Corp *                                3,300           146,454
  Dillard's Inc/AR                                         300             4,800
  Dollar General Corp                                    3,052            45,475
  Family Dollar Stores Inc                               1,600            47,968
  Federated Department Stores Inc *                      2,330            95,297
  Gap Inc                                                5,374            74,914
  Home Depot Inc                                        17,844           910,222
  JC Penney Inc                                          1,000            26,900
  K Mart Corp *                                          2,000            10,920
  Kohls Corp *                                           2,950           207,798
  Limited Inc                                            3,956            58,232
  Lowe's Companies Inc                                   6,480           300,737
  May Department Stores Co                               2,885           106,687
  Nordstrom Inc                                          1,150            23,265
  Sears Roebuck & Co                                     2,680           127,675
  Target Corp                                            7,150           293,508
  Tiffany & Co                                             600            18,882
  TJX Cos Inc                                            1,100            43,846
  Toys R US Inc *                                        1,830            37,954
  Wal-Mart Stores Inc                                   33,240         1,912,962
                                                                      ----------
                                                                       4,713,532
                                                                      ----------

Electrical & Electronics--5.16%
  Advanced Micro Devices Inc *                           1,300            20,618
  Agilent Technologies *                                 3,923           111,845
  Altera Corp *                                          3,110            65,994
  Ameren Corp                                              500            21,150
  Analog Devices Inc *                                   3,160           140,272
  Applied Micro Circuits Corp *                          3,000            33,960
  Broadcom Corp *                                        2,230            91,385
  Calpine Corp *                                         2,580            43,318
  Conexant Systems Inc *                                 2,720            39,059
  Consolidated Edison Inc                                  800            32,288
  Cooper Industries Inc                                    400            13,968
  Emerson Electric Co                                    3,360           191,856
  General Electric Co                                   75,480         3,025,238
  Intel Corp                                            51,060         1,605,837
  Jabil Circuit Inc *                                    2,000            45,440
  Johnson Controls Inc                                     600            48,450
  KLA Tencor Corp *                                      1,600            79,296
  Linear Technology Corp                                 2,650           103,456
  LSI Logic Corp *                                       1,500            23,670
  Maxim Integrated Products Inc *                        2,660           139,677
  Micron Technology Inc *                                4,910           152,210
  Millipore Corp                                           200            12,140
  Molex Inc                                                825            25,534
  Motorola Inc                                          16,371           245,892
  National Semiconductor Corp *                            700            21,553
  Nvidia Corp *                                          1,100            73,590
  PMC Sierra Inc *                                         700            14,882
  Power-One Inc *                                          300             3,123
  Qlogic Corp *                                            900            40,059
  Sanmina Corp *                                         3,930            78,207
  Solectron Corp *                                       7,420            83,698
  Symbol Technologies Inc                                  900            14,292
  Teco Energy Inc                                          600            15,744
  Tektronix Inc *                                          400            10,312
  Teradyne Inc *                                         1,820            54,855
  Texas Instruments Inc                                 12,010           336,280
  Thermo Electron Corp *                                 2,500            59,650
  Thomas & Betts Corp                                    1,400            29,610
  Vitesse Semiconductor Corp *                             800             9,944
  Xilinx Inc *                                           2,680           104,654
                                                                      ----------
                                                                       7,263,006
                                                                      ----------

Finance-Other--4.04%
  AMBAC Financial Group Inc                                400            23,144
  American Express Co                                    9,930           354,402
  Bear Stearns Cos Inc *                                   761            44,625
  Capital One Financial Corp                             2,040           110,058
  Cincinnati Financial Corp                                600            22,890
  Citigroup Inc                                         38,580         1,947,518
  Conseco Inc *                                          1,349             6,017
  Countrywide Credit Industry Inc                          500            20,485
  Equifax Inc                                              600            14,490
  Federal Home Loan Mortgage Corp                        5,450           356,430
  Federal National Mortgage Association                  7,660           608,970
  Golden West Financial Corp                               600            35,310
  H&R Block Inc                                            700            31,290
  Huntington Bancshares Inc                                980            16,846
  Jefferson Pilot Corp                                   2,349           108,688
  John Hancock Financial Services                        3,600           148,680
  Lehman Brothers Holding Corp                           1,880           125,584
  Mellon Financial Corp                                  1,900            71,478
  Merrill Lynch & Co Inc                                 6,100           317,932
  Morgan Stanley Dean Witter & Co                        8,346           466,875
  Northern Trust Corp                                      900            54,198
  Paychex Inc                                            3,345           117,209
  Progressive Corp-Ohio                                    550            82,115
  Providian Financial Corp                               1,100             3,905

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       51 www.PreferredGroup.com

Schedules of Investments                           December 31, 2001 (unaudited)

Preferred Asset Allocation Fund Cont.

================================================================================
COMMON STOCK                                           SHARES           VALUE
================================================================================

Finance-Other (continued)
  Schwab (Charles) Corp                                 9,465        $   146,424
  Synovus Financial Corp                                2,180             54,609
  T Rowe Price Group Inc                                  500             17,365
  USA Education Inc                                     1,210            101,664
  Washington Mutual Inc                                 7,445            243,452
  XL Capital Ltd                                          500             45,680
                                                                     -----------
                                                                       5,698,333
                                                                     -----------

Food--1.14%
  Albertsons Inc                                        2,978             93,777
  Archer Daniels Midland Co                             8,338            119,650
  Campbell Soup Co                                      1,600             47,792
  ConAgra Inc                                           5,170            122,891
  General Mills Inc                                     2,950            153,430
  Hershey Foods Corp                                      500             33,850
  HJ Heinz Co                                           3,795            156,050
  Kellogg Co                                            1,600             48,160
  Kroger Co *                                           6,830            142,542
  Safeway Inc *                                         4,150            173,263
  Sara Lee Corp                                         6,450            143,384
  Supervalu Inc                                         2,000             44,200
  Sysco Corp                                            6,260            164,137
  Tricon Global Restaurants Inc *                       1,708             84,034
  Winn Dixie Stores Inc                                 2,730             38,903
  WM Wrigley Jr Co                                        900             46,233
                                                                     -----------
                                                                       1,612,296
                                                                     -----------

Fuel--3.69%
  Amerada Hess Corp                                       840             52,500
  Anadarko Petroleum Corp                               1,968            111,881
  Apache Corp                                           1,572             78,411
  Ashland Inc                                             300             13,824
  Baker Hughes Inc                                      3,920            142,962
  Burlington Resources Inc                                805             30,220
  ChevronTexaco Corp                                    7,675            687,757
  Conoco Inc                                            5,158            145,971
  Dynegy Inc                                            3,040             77,520
  El Paso Corp                                          4,051            180,715
  Exxon Mobile Corp                                    51,028          2,005,400
  Halliburton Co                                        3,200             41,920
  Kerr-McGee Corp *                                       421             23,071
  Kinder Morgan Inc                                       400             22,276
  Marathon Oil Corp *                                   3,370            101,100
  Nabors Industries Inc *                                 600             20,598
  Noble Drilling Corp *                                   500             17,020
  Occidental Petroleum Inc                              3,310             87,814
  Phillips Petroleum Co                                 3,060            184,396
  Rowan Companies Inc *                                   400              7,748
  Royal Dutch Petroleum Co                             15,870            777,947
  Schlumberger Ltd                                      4,630            254,419
  Transocean Sedco Forex Inc                            2,700             91,314
  Unocal Corp                                           1,000             36,070
                                                                     -----------
                                                                       5,192,854
                                                                     -----------

Health Care--8.23%
  Abbott Laboratories                                  11,610            647,258
  Allergan Inc                                          1,370            102,819
  American Home Products Corp                          10,120            620,963
  AmerisourceBergen Corp *                                400             25,420
  Amgen Inc *                                           7,680            433,459
  Applera Corp-Applied
    Biosystems Group                                      800             31,416
  Bard (C.R.) Inc                                         200             12,900
  Bausch & Lomb Inc                                       200              7,532
  Baxter International Inc                              4,740            254,206
  Becton Dickerson & Co                                 1,000             33,150
  Biogen Inc *                                            600             34,410
  Biomet Inc                                            1,735             53,612
  Boston Scientific Corp *                              2,930             70,672
  Bristol-Myers Squibb Co                              14,810            755,310
  Cardinal Health Inc                                   3,480            225,017
  Chiron Corp *                                         1,850             81,104
  CVS Corp                                              3,500            103,600
  Eli Lilly & Co                                        7,918            621,880
  Forest Labs Inc *                                     1,770            145,052
  Genzyme Corp *                                          800             47,888
  Guidant Corp *                                        2,380            118,524
  HCA Inc                                               4,049            156,048
  Health Management Associates Inc *                    1,000             18,400
  Healthsouth Corp *                                    4,110             60,910
  Humana Inc *                                          2,740             32,305
  Immunex Corp *                                        3,500             96,985
  IMS Health Inc                                        2,400             46,824
  Johnson & Johnson                                    22,776          1,346,062
  King Pharmaceuticals Inc *                            2,056             86,619
  Manor Care Inc *                                        400              9,484
  McKesson HBOC Inc                                     2,796            104,570
  Medimmune Inc *                                       1,710             79,259
  Medtronic Inc                                         9,300            476,253
  Merck & Co Inc                                       17,320          1,018,416
  Pfizer Inc                                           48,115          1,917,383
  Pharmacia Corp                                       10,074            429,656
  Quintiles Transnational Corp *                          500              8,040
  Schering Plough Corp                                 11,060            396,059
  Sigma-Aldrich                                           760             29,952
  St Jude Medical Inc *                                   350             27,178
  Stryker Corp                                          1,870            109,152
  Tenet Healthcare Corp *                               2,910            170,875
  United Healthcare Corp                                2,600            184,002
  Walgreen Co                                           7,440            250,430
  Watson Pharmaceuticals Inc *                          1,000             31,390
  Wellpoint Health Networks Inc *                         300             35,055
  Zimmer Holdings Inc *                                 1,354             41,351
                                                                     -----------
                                                                      11,588,850
                                                                     -----------

Housing & Real Estate--0.19%
  Centex Corp                                             200             11,418
  Equity Office Properties Trust                        1,600             48,128
  Equity Residential Properties Trust                   1,100             31,581
  KB Home                                               1,200             48,120
  PPG Industries Inc                                      700             36,204
  Pulte Corp                                              200              8,934
  Sherwin-Williams Co                                   3,000             82,500
                                                                     -----------
                                                                         266,885
                                                                     -----------

Insurance--2.25%
  Aetna Inc                                               579             19,101
  Aflac Inc                                             4,940            121,326
  Allstate Corp                                         6,088            205,166
  American International Group Inc                     19,447          1,544,092

================================================================================

See notes to financial statements and notes to schedules of investments


52 SCHEDULES OF INVESTMENTS

Preferred Asset Allocation Fund Cont.

================================================================================
COMMON STOCK                                           SHARES           VALUE
================================================================================

Insurance (continued)
  AON Corp                                               2,075        $   73,704
  Chubb Corp                                             1,690           116,610
  Cigna Corp                                             1,700           157,505
  Hartford Financial Services Group                      2,460           154,562
  Lincoln National Corp Inc                              1,500            72,855
  Loews Corp                                             1,740            96,361
  Marsh & McLennan Cos Inc                               1,980           212,751
  MBIA Inc                                                 600            32,178
  Metlife Inc                                            6,920           219,226
  MGIC Investment Corp                                     400            24,688
  Safeco Corp                                              500            15,575
  St Paul Cos Inc                                        1,332            58,568
  Torchmark Corp                                           500            19,665
  Unum Provident Corp                                      984            26,086
                                                                      ----------
                                                                       3,170,019
                                                                      ----------

Leisure Time Industries--0.83%
  American Greetings Corp                                1,200            16,536
  Brunswick Corp                                           300             6,528
  Carnival Corp                                          5,140           144,331
  Darden Restaurants Inc                                 2,360            83,544
  Eastman Kodak Co                                       2,390            70,338
  Harrahs Entertainment Inc *                              450            16,655
  Hasbro Inc                                             1,733            28,127
  Hilton Hotels Corp                                     3,680            40,186
  International Game Technology *                          300            20,490
  Marriott International Inc                             2,880           117,072
  Mattell Inc                                            1,722            29,618
  McDonalds Corp                                         9,470           250,671
  Starwood Hotels & Resorts
    Worldwide Inc                                          800            23,880
  Walt Disney Co                                        15,110           313,079
  Wendy's International Inc                                400            11,668
                                                                      ----------
                                                                       1,172,723
                                                                      ----------

Manufacturing--1.73%
  Applied Materials Inc *                                6,270           251,427
  Avery Dennison Corp                                      400            22,612
  Black & Decker Corp                                      300            11,319
  Caterpillar Inc                                        3,060           159,885
  Corning Inc                                            7,840            69,933
  Crane Co                                                 200             5,128
  Danaher Corp                                           1,520            91,671
  Deere & Co                                             1,500            65,490
  Dover Corp                                               800            29,656
  Illinois Tool Works Inc                                2,640           178,781
  Ingersoll-Rand Co *                                    1,520            63,551
  ITT Industries Inc                                       400            20,200
  Jones Apparel Group Inc *                                500            16,585
  Leggett & Platt Inc                                      800            18,400
  Minnesota Mining & Manufacturing Co                    3,010           355,812
  Parker Hannifin Corp                                     425            19,512
  Snap-On Inc                                              200             6,732
  Stanley Works                                            300            13,971
  Textron Inc                                            1,410            58,459
  Tyco International Ltd                                15,099           889,331
  Vulcan Materials Co                                    1,790            85,813
                                                                      ----------
                                                                       2,434,268
                                                                      ----------

Metals & Mining--0.42%
  Alcan Aluminum Ltd                                     3,280           117,850
  Alcoa Inc                                              7,148           254,111
  Allegheny Technologies Inc                               288             4,824
  Barrick Gold Corp                                      4,070            64,917
  Inco Ltd *                                             1,870            31,678
  Newmont Mining Corp                                      818            15,632
  Nucor Corp                                               300            15,888
  Phelps Dodge Corp                                        801            25,952
  Placer Dome Inc                                        1,300            14,183
  USX US Steel Group *                                   1,210            21,913
  Worthington Industries Inc *                           1,450            20,590
                                                                      ----------
                                                                         587,538
                                                                      ----------

Office Equipment
& Computers--3.59%
  American Power Conversion Corp *                         800            11,568
  Apple Computer Inc *                                   2,790            61,101
  Boise Cascade Corp                                       200             6,802
  Cisco Systems Inc *                                   55,960         1,013,436
  Compaq Computer Corp                                  12,895           125,855
  Dell Computer Corp *                                  19,940           541,969
  Deluxe Corp                                            1,000            41,580
  EMC Corp *                                            15,980           214,771
  Gateway Inc *                                          1,300            10,452
  Hewlett Packard Co                                    14,840           304,814
  Imagistics International Inc *                            80               988
  International Business Machines Corp                  13,270         1,605,139
  JDS Uniphase Corp *                                    9,850            85,991
  Lexmark International Group Inc *                      1,330            78,470
  NCR Corp *                                             1,100            40,546
  Network Appliance Inc *                                3,000            65,610
  Novellus Systems Inc *                                   600            23,670
  Palm Inc *                                             2,283             8,858
  Pitney Bowes Inc                                       2,820           106,060
  Qualcomm Inc *                                         5,970           301,485
  Staples Inc *                                          1,850            34,595
  Sun Microsystems Inc *                                24,180           297,414
  Unisys Corp *                                          1,300            16,302
  Xerox Corp                                             5,440            56,685
                                                                      ----------
                                                                       5,054,161
                                                                      ----------

Paper & Forest Products--0.41%
  Georgia-Pacific Group                                  1,658            45,777
  International Paper Co                                 2,258            91,110
  Kimberly-Clark Co                                      4,746           283,811
  Louisiana-Pacific Corp                                   400             3,376
  Mead Corp                                                400            12,356
  Westvaco Corp                                            400            11,380
  Weyerhaeuser Co                                        1,510            81,661
  Williamette Industries Inc                             1,100            57,332
                                                                      ----------
                                                                         586,803
                                                                      ----------

Publishing & Broadcasting--1.82%
  AOL Time Warner Inc *                                 33,970         1,090,437
  Clear Channel Communications *                         4,730           240,804
  Comcast Corp *                                         7,380           265,680
  Dow Jones & Co Inc                                       300            16,419
  Gannett Inc                                            2,180           146,561

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       53 www.PreferredGroup.com

Schedules of Investments                           December 31, 2001 (unaudited)

Preferred Asset Allocation Fund Cont.

================================================================================
COMMON STOCK                                             SHARES         VALUE
================================================================================

Publishing & Broadcasting (continued)
  Knight Ridder Inc                                         690      $    44,802
  McGraw-Hill Cos Inc                                     2,270          138,425
  Meredith Corp                                             200            7,130
  New York Times Co                                         600           25,950
  Tribune Co                                              1,635           61,198
  Viacom Inc *                                           12,132          535,628
                                                                     -----------
                                                                       2,573,034
                                                                     -----------

Service Industries--0.98%
  Allied Waste Industries Inc *                             800           11,248
  Cendant Corp *                                          8,328          163,312
  Concord EFS Inc *                                       4,160          136,365
  Convergys Corp *                                        2,020           75,730
  Fedex Corp *                                            2,602          134,992
  Fiserv Inc *                                              750           31,740
  Fluor Corp                                                300           11,220
  Franklin Resources Inc                                  1,700           59,959
  Genuine Parts Co                                          650           23,855
  Grainger (W.W.) Inc                                       400           19,200
  Interpublic Group Cos Inc *                             3,280           96,891
  McDermott International Inc *                             200            2,454
  Moody's Corp                                            1,500           59,790
  Office Depot Inc *                                      1,200           22,248
  Omnicom Group Inc                                       1,530          136,706
  Robert Half International Inc *                           700           18,690
  RR Donnelley & Sons Co                                    500           14,845
  Sabre Holdings Corp *                                   1,292           54,716
  Sapient Corp *                                            500            3,860
  Stilwell Financial Inc                                  2,200           59,884
  TMP Worldwide Inc *                                       800           34,320
  Waste Management Inc                                    5,539          176,749
  Yahoo Inc *                                             2,300           40,802
                                                                     -----------
                                                                       1,389,576
                                                                     -----------

Telecommunications--3.57%
  ADC Telecommunications Inc *                            7,960           36,616
  Alltel Corp                                             2,730          168,523
  Andrew Corp *                                           1,705           37,322
  AT&T Corp                                              25,621          464,765
  AT&T Wireless Group *                                  18,702          268,748
  Avaya Inc *                                             3,823           46,449
  BellSouth Corp                                         15,160          578,354
  CenturyTel Inc                                            600           19,680
  CIENA Corp *                                            2,890           41,356
  Citizens Communications Co *                            1,100           11,726
  Lucent Technologies Inc                                24,921          156,753
  Nextel Communications Inc *                             6,990           76,610
  Nortel Networks Corp                                   25,480          191,100
  Qwest Communications
    International                                        12,231          172,824
  SBC Communications Inc                                 25,452          996,955
  Scientific-Atlanta Inc                                  1,580           37,825
  Sprint Corp *                                          15,540          345,428
  Tellabs Inc *                                           3,010           45,240
  Univision Communications Inc *                            800           32,368
  Verizon Communications                                 20,708          982,802
  WorldCom Inc *                                         22,833          321,489
                                                                     -----------
                                                                       5,032,933
                                                                     -----------

Transportation--0.33%
  AMR Corp *                                              1,530           33,920
  Burlington Northern Santa Fe Corp                       1,552           44,279
  CSX Corp                                                2,160           75,708
  Delta Airlines Inc                                      1,260           36,868
  Norfolk Southern Corp                                   2,350           43,076
  Ryder Systems Inc                                         900           19,935
  Southwest Airlines Co                                   3,068           56,697
  Union Pacific Corp                                      2,660          151,620
  US Airways Group Inc *                                    300            1,902
                                                                     -----------
                                                                         464,005
                                                                     -----------

Utilities & Power--1.55%
  AES Corp *                                              4,260           69,651
  Allegheny Energy Inc                                      500           18,110
  American Electric Power                                 1,720           74,872
  Cinergy Corp                                              606           20,259
  CMS Energy Corp                                           500           12,015
  Constellation Energy Group Inc                          2,210           58,676
  Devon Energy Corporation *                              1,160           44,834
  Dominion Resources Inc                                  2,462          147,966
  DTE Energy Co                                           2,150           90,171
  Duke Energy Co                                          6,552          257,232
  Edison International *                                  3,280           49,528
  Entergy Corp                                            2,590          101,295
  EOG Resources Inc                                         500           19,555
  Exelon Corp                                             2,417          115,726
  First Energy Corp                                       3,331          116,518
  FPL Group Inc                                           1,340           75,576
  Keyspan Corp                                              600           20,790
  Mirant Corp *                                           3,320           53,186
  Niagara Mohawk Holdings Inc *                             600           10,638
  Nicor Inc                                                 200            8,328
  NiSource Inc                                              837           19,301
  Peoples Energy Corp                                       100            3,793
  PG&E Corp *                                             3,560           68,494
  PPL Corp                                                1,750           60,988
  Progress Energy Inc *                                   1,852           83,396
  Progress Energy Inc CVO *                                 300                0
  Public Services Enterprise Group                        2,060           86,910
  Reliant Energy Inc                                      1,652           43,810
  Sempra Energy                                             800           19,639
  Southern Co                                             3,100           78,584
  Sunoco Inc                                              1,751           65,381
  TXU Corp                                                3,047          143,665
  Williams Cos Inc                                        4,440          113,308
  XCEL Energy Inc                                         1,365           37,864
                                                                     -----------
                                                                       2,190,059
                                                                     -----------

Total Common Stock
  (Cost $84,884,419)                                                  79,520,171
                                                                     ===========

================================================================================

See notes to financial statements and notes to schedules of investments


54 SCHEDULES OF INVESTMENTS

Preferred Asset Allocation Fund Cont.

================================================================================
FIXED INCOME--25.28%                                 PAR                VALUE
================================================================================

U.S. Treasury--25.28%
  United States Treasury Bonds
    5.25% November 15, 2028                      $  1,680,000       $  1,568,969
    5.25% February 15, 2029                           345,000            323,006
    5.50% August 15, 2028                             360,000            347,623
    6.00% February 15, 2026 #                         485,000            499,021
    6.125% November 15, 2027                          700,000            733,796
    6.125% August 15, 2029                          1,424,000          1,507,219
    6.25% August 15, 2023 #                         1,210,000          1,280,144
    6.25% May 15, 2030 #                            1,470,000          1,590,819
    6.375% August 15, 2027                            365,000            394,028
    6.50% November 15, 2026 #                         641,000            702,094
    6.625% February 15, 2027 #                        960,000          1,067,395
    6.75% August 15, 2026 #                           430,000            484,756
    6.875% August 15, 2025 #                          875,000            997,771
    7.125% February 15, 2023 #                      1,335,000          1,554,234
    7.25% May 15, 2016 #                            1,190,000          1,375,747
    7.25% August 15, 2022 #                           655,000            770,752
    7.50% November 15, 2016 #                         945,000          1,117,463
    7.50% November 15, 2024 #                         934,000          1,138,602
    7.625% November 15, 2022                          150,000            183,704
    7.625% November 15, 2025 #                        445,000            549,784
    7.875% February 15, 2021 #                        665,000            827,200
    8.00% November 15, 2021 #                       1,215,000          1,538,117
    8.125% August 15, 2019                          1,460,000          1,843,484
    8.125% May 15, 2021 #                             320,000            408,451
    8.125% August 15, 2021 #                          725,000            925,963
    8.50% February 15, 2020 #                         820,000          1,072,790
    8.75% May 15, 2017 #                              455,000            597,756
    8.75% May 15, 2020 #                              835,000          1,119,034
    8.75% August 15, 2020 #                           795,000          1,066,540
    8.875% August 15, 2017 #                          710,000            943,192
    8.875% February 15, 2019                          415,000            556,747
    9.00% November 15, 2018                           610,000            825,598
    9.125% May 15, 2018                               405,000            551,748
    9.25% February 15, 2016 #                         265,000            358,413
    9.875 November 15, 2015 #                         360,000            508,950
    10.375% November 15, 2012 #                       215,000            275,469
    10.625% August 15, 2015 #                         175,000            259,602
    11.25% February 15, 2015 #                      1,000,000          1,534,220
    11.75% November 15, 2014                          135,000            192,754
    12.00% August 15, 2013 #                          880,000          1,227,741
    13.25% May 15, 2014 #                             525,000            790,208
                                                                    ------------
                                                                      35,610,904
                                                                    ------------

Total Fixed Income
  (Cost $34,866,188)                                                  35,610,904
                                                                    ============

Total Long Term Assets
  (Cost $119,750,607)                                                115,131,075
                                                                    ============

================================================================================
SHORT TERM
INVESTMENTS--37.24%                               PAR/SHARES          VALUE
================================================================================

Commercial Paper--10.07%
  American Honda Finance
    1.76% January 23, 2002 @                     $ 3,000,000      $   2,996,773
  Citigroup Inc
    1.77% January 2, 2002 @                        5,196,778          5,196,522
  Duke Energy Co
    1.75% January 29, 2002 @                       3,000,000          2,995,917
  Paccar Financial Corp
    1.78% January 17, 2002 @                       3,000,000          2,997,627
                                                                  -------------
                                                                     14,186,839
                                                                  -------------

Repurchase Agreements--6.29%
  State Street Repo 0.85%
  January 2, 2002 (Cost - $8,856,000)
  (Dated December 31, 2001,
  due January 2, 2002,
  collateralized by $8,420,000
  U.S. Treasury Bond 6.125%
  August 15, 2029,
  Market Value $9,035,713
  Repurchase Proceeds $8,856,418) @                8,856,000          8,856,000
                                                                  -------------

Short Term Investment Fund--1.83%
  State Street Global Advisors
    Money Market Fund
  1.88% yield as of December 31, 2001              2,577,286          2,577,286
                                                                  -------------

Short Term Investment Trust--17.43%
  Securities Lending Quality Trust
    2.26% yield as of December 31, 2001           24,554,970         24,554,970
                                                                  -------------

U.S. Treasury--1.62%
  United States Treasury Bills
    1.68% March 21, 2002                           2,300,000          2,291,521
                                                                  -------------

Total Short Term Investments
  (Cost $52,466,616)                                                 52,466,616
                                                                  =============

Total Investments--118.96%
  (Cost $172,217,223)                                               167,597,691
                                                                  =============

Other Assets and
Liabilities-- -18.96%                                               (26,715,191)
                                                                  =============

Total Net Assets--100%                                            $ 140,882,500
                                                                  =============

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       55 www.PreferredGroup.com

Schedules of Investments                           December 31, 2001 (unaudited)

------------------------------------
Preferred Fixed Income Fund         \
================================================================================
FIXED INCOME--98.54%                                   PAR+             VALUE
================================================================================

Asset Backed--7.21%
  Citibank Credit Card Issuance Trust
    6.90% October 17, 2007                         $ 2,095,000       $ 2,243,598
  Coti Mortgage Home Equity
    6.57% March 15, 2023                             4,000,000         4,140,000
  Countrywide Home Loan
    7.00% March 25, 2031                             3,331,334         3,383,370
  DaimlerChrysler Auto Trust
    6.81% July 6, 2003                                 361,425           364,135
  EQCC Home Equity Loan Trust
    6.41% December 15, 2004 #                        1,158,015         1,196,841
  Sears Credit Account Master Trust
    6.45% November 15, 2009 #                        2,000,000         2,111,989
                                                                     -----------
                                                                      13,439,933
                                                                     -----------

Collateralized Mortgage
Obligations--14.56%

  Banc America Commercial
    Mortgage Inc
    7.109% November 15, 2008                         1,104,633         1,171,835
  Bear Stearns Commercial Mortgage
    Securities Inc
    5.06% December 15, 2010                            334,140           324,534
  Commercial Mortgage
    Acceptance Corp
    6.57% October 15, 2007 #                         4,000,000         4,120,974
  First Union Lehman
    Brothers Commercial
    6.60% May 18, 2007 #                             5,845,000         6,120,804
    7.38% April 18, 2007                             5,785,000         6,211,455
  LB Commercial Conduit
    Mortgage Trust
    6.48% January 18, 2008                           5,200,000         5,369,239
  Washington Mutual Inc
    7.00% May 25, 2031 #                             3,799,485         3,844,011
                                                                     -----------
                                                                      27,162,852
                                                                     -----------

Electric--2.43%
  Chesapeake Energy Corp
    8.125% April 1, 2011                               310,000           302,250
  CMS Energy Corp
    8.50% April 15, 2011                               235,000           232,838
  Dominion Resources Inc
    8.125% June 15, 2010                             1,265,000         1,384,808
  Dynegy Inc
    6.875% April 1, 2011                               690,000           580,400
  First Energy Corp
    6.45% November 15, 2011                            120,000           117,486
    7.375% November 15, 2031                           125,000           122,043
  Sonat Inc
    7.625% July 15, 2011                               545,000           551,736
  TXU Eastern Funding Co
    6.75% May 15, 2009 #                               625,000           612,863
  WCG Note Trust Corp
    8.25% March 15, 2004 **                             90,000            88,039
  XCEL Energy Inc
    7.00% December 1, 2010 #                           535,000           538,788
                                                                     -----------
                                                                       4,531,251
                                                                     -----------

================================================================================
FIXED INCOME                                            PAR+            VALUE
================================================================================

Finance & Banking--7.57%
  Abbey National Capital
    8.963% December 29, 2049                       $   275,000       $   310,613
  Bank of America Corp
    7.40% January 15, 2011                             750,000           804,480
    8.75% September 1, 2030                            200,000           222,226
  Bank One Corp
    7.875% August 1, 2010                              235,000           259,527
  BNP Paribas
    9.00% December 29, 2049 **                         245,000           275,412
  Dresdner Funding Trust
    8.151% June 30, 2031                               195,000           208,457
  First Union National Bank Inc
    7.80% August 18, 2010                              760,000           833,226
  Ford Motor Credit Co
    7.875% June 15, 2010                             2,330,000         2,363,319
  General Motors Acceptance Corp
    6.875% September 15, 2011                          520,000           508,586
    7.25% March 2, 2011                                375,000           377,674
  HSBC Capital Funding DLR
    9.547% December 31, 2049 ###                     1,075,000         1,241,571
  ING Capital Funding Trust III
    8.439% December 31, 2049                           910,000           992,971
  National Australia Bank
    8.60% May 19, 2010                                 265,000           302,850
  Nationwide Financial Services Inc
    6.25% November 15, 2011                             75,000            73,160
  NiSource Financial Corp
    7.875% November 15, 2010                           190,000           196,500
  Royal Bank of Scotland Group Plc
    7.816% November 30, 2049                           900,000           958,904
    9.118% March 31, 2049                              500,000           568,500
  Standard Chartered Bank
    8.00% May 30, 2031 **                              120,000           121,957
  Suntrust Banks Inc
    6.375% April 1, 2011                               285,000           289,215
  UBS AG
    8.622% October 1, 2010                             565,000           628,679
  Wachovia Corp
    6.70% June 21, 2004 #                            2,000,000         2,116,360
  Washington Mutual Bank FA
    6.875% June 15, 2011 #                             235,000           240,621
  Wells Fargo & Co
    6.45% February 1, 2011 #                           215,000           219,706
                                                                     -----------
                                                                      14,114,514
                                                                     -----------

Foreign Government--0.39%
  Mexico
    8.125% December 30, 2019                            95,000            92,544
    8.30% August 15, 2031                              175,000           171,938
    9.875% February 1, 2010                            180,000           201,042
    11.375% September 15, 2016                         210,000           258,353
                                                                     -----------
                                                                         723,877
                                                                     -----------

Government Sponsored--45.16%
  Federal Home Loan Mortgage Corp
    6.00% December 1, 2099 TBA                      12,500,000        12,238,250
    6.50% December 31, 2099 TBA                      7,000,000         6,978,160
    7.00% May 1, 2029 #                              1,657,734         1,691,986

================================================================================

See notes to financial statements and notes to schedules of investments


56 SCHEDULES OF INVESTMENTS

Preferred Fixed Income Fund Cont.

================================================================================
FIXED INCOME                                           PAR+             VALUE
================================================================================

Government Sponsored (continued)
  Federal National Mortgage Association
    6.00% December 1, 2099 TBA                     $ 4,250,000       $ 4,260,625
    6.00% December 1, 2099 TBA                       6,040,000         5,905,972
    6.50% November 1, 2029 #                           418,630           419,543
    6.50% January 1, 2029                               35,768            35,846
    6.50% January 1, 2029                               29,542            29,607
    6.50% February 1, 2029                             370,918           371,612
    6.50% March 1, 2029                                 35,347            35,413
    6.50% March 1, 2029                                 35,634            35,701
    6.50% April 1, 2029                                 33,538            33,600
    6.50% April 1, 2029                                 38,737            38,810
    6.50% June 1, 2029                                  39,985            40,059
    6.50% June 1, 2029                                  31,050            31,108
    6.50% August 1, 2029                               116,331           116,549
    6.50% December 1, 2029                              42,583            42,663
    6.50% January 1, 2030                               93,943            94,118
    6.50% October 1, 2031                            4,479,925         4,479,925
    6.50% December 31, 2099 TBA #                   45,900,000        45,713,646
    6.625% November 15, 2010                           125,000           132,851
    7.125% January 15, 2030 #                        1,345,000         1,492,533
                                                                     -----------
                                                                      84,218,577
                                                                     -----------

Industrials--8.46%
  Abitibi-Consolidated Inc
    8.55% August 1, 2010                                40,000            41,869
  Ahold NV
    6.875% May 1, 2029                                 130,000           126,095
  Albertsons Inc
    7.50% February 15, 2011                            110,000           118,081
  Allied Waste Industries Inc
    10.00% August 1, 2009                              235,000           240,875
  Amerada Hess Corp
    7.875% October 1, 2029                             325,000           344,022
  Burlington Northern Santa Fe Corp
    7.082% May 13, 2029                                160,000           160,115
  Calpine Corp
    8.50% February 15, 2011                             55,000            49,225
    8.625% August 15, 2010                             245,000           219,275
  ConAgra Inc
    6.75% September 15, 2011                            85,000            87,355
  DaimlerChrysler Holdings
    7.75% January 18, 2011                             375,000           388,740
    8.50% January 18, 2031                              90,000            96,379
  Delhaize-America Inc
    9.00% April 15, 2031 **                             60,000            71,219
  Devon Energy Corporation
    7.875% September 30, 2031 **                        85,000            83,550
  Federated Department Stores Inc
    7.00% February 15, 2028                            170,000           158,382
  Ford Motor Co
    7.45% July 16, 2031                                130,000           119,279
  General Motors Corp
    7.20% January 15, 2011                             435,000           439,802
  Great Atlantic & Pacific Tea Inc
    9.125% December 15, 2011                           165,000           165,413
  Healthsouth Corp
    10.75% October 1, 2008                             230,000           252,713
  Host Marriott Corp
    9.50% January 15, 2007 **                          145,000           145,181
  Huntsman ICI Chemicals LLC
    10.125% July 1, 2009                               150,000           139,500
  International Paper Co
    6.75% September 1, 2011                            155,000           156,083
  Iron Mountain Inc PA
    8.625% April 1, 2013                               165,000           169,950
  Kellogg Co
    6.60% April 1, 2011                              1,230,000         1,262,238
  Kerr-McGee Corp
    7.875% September 15, 2031                           50,000            52,368
  Kinder Morgan Energy Partners LP
    7.40% March 15, 2031                               105,000           105,927
  KPNQwest BV
    8.125% June 1, 2009                                145,000            93,163
  Kroger Co
    7.25% June 1, 2009                                 535,000           564,543
  Lasmo Inc
    7.30% November 15, 2027                            300,000           315,282
  Lockheed Martin Corp
    8.20% December 1, 2009                           1,275,000         1,435,344
  Lowe's Companies Inc
    6.875% February 15, 2028                            50,000            49,815
    7.50% December 15, 2005                            450,000           485,442
  Lyondell Chemical Co
    9.875% May 1, 2007                                 300,000           299,250
  Mandalay Resort Group
    10.25% August 1, 2007                               75,000            77,813
  Mariner Health Group Inc
    9.50% April 1, 2006 #***                           400,000             1,500
  Metlife Inc
    6.125% December 1, 2011                            265,000           262,737
  News America Holdings Inc
    8.50% February 15, 2005                          1,200,000         1,291,572
  Norfolk Southern Corp
    6.75% February 15, 2011                            315,000           322,743
  Occidental Petroleum Corp
    6.75% January 15, 2012                             220,000           220,895
  Premier Parks Inc
    9.75% June 15, 2007                                 70,000            70,700
  Primedia Inc
    8.875% May 15, 2011                                155,000           138,725
  Rohm & Haas Co
    7.85% July 15, 2029                                120,000           133,565
  Tenet Healthcare Corp
    6.375% December 1, 2011 **                         110,000           106,386
  Time Warner Inc
    7.57% February 1, 2024                             650,000           672,315
  Tosco Corp
    8.125% February 15, 2030                           835,000           967,640
  TransCanada Pipelines Ltd
    8.625% May 15, 2012                                 85,000            96,115
  Transocean Sedco Forex Inc
    7.50% April 15, 2031                               335,000           330,065
  Tricon Global Restaurants Inc
    8.875% April 15, 2011                              235,000           249,100
  Ultramar Diamond Shamrock Corp
    6.75% October 15, 2037 #                           920,000           897,626
  Union Pacific Corp
    6.625% February 1, 2029                            105,000            99,989

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       57 www.PreferredGroup.com

Schedules of Investments                           December 31, 2001 (unaudited)

Preferred Fixed Income Fund Cont.

================================================================================
FIXED INCOME                                            PAR+            VALUE
================================================================================

Industrials (continued)
  U.S. Airways Group Inc
    7.076% March 20, 2021                         $  1,232,858      $  1,194,947
  Westvaco Corp
    8.20% January 15, 2030 #                            30,000            31,745
  Winn Dixie Stores Inc
    8.875% April 1, 2008                               180,000           171,450
                                                                    ------------
                                                                      15,774,103
                                                                    ------------

Telecommunications--5.65%
  Adelphia Communications Corp
    7.875% May 1, 2009 #                               200,000           181,000
    9.375% November 15, 2009                           210,000           199,500
  American Tower Corp
    9.375% February 1, 2009                            150,000           118,875
  AT&T Corp
    6.50% March 15, 2029                               380,000           331,941
  AT&T Wireless Group
    7.875% March 1, 2011                               555,000           591,575
    8.75% March 1, 2031                                 75,000            85,289
  British Telecommunications Plc
    8.125% December 15, 2010                           700,000           773,402
  Charter Communications Inc
    8.25% April 1, 2007 #                              350,000           334,250
    11.125% January 15, 2011                            45,000            47,700
  Cingular Wireless LLC
    6.50% December 15, 2011 **                         440,000           443,476
  Clear Channel Communications
    7.65% September 15, 2010                           540,000           557,496
  Cox Communications Inc
    7.75% November 1, 2010                             260,000           279,659
  Cox Enterprises Inc
    7.875% September 15, 2010 **                       290,000           305,532
  Deutsche Telekom
    8.25% June 15, 2030                                460,000           510,554
  Echostar Corp
    9.125% January 15, 2009 **                         135,000           135,338
  France Telecom SA
    7.75% March 1, 2011 **                             740,000           792,481
  Liberty Media Corp
    8.25% February 1, 2030                              80,000            75,634
  McLeodUSA Inc
    11.375% January 1, 2009 ***                         20,000             4,600
  Nextel Communications Inc
    9.375% November 15, 2009                           370,000           286,750
    9.50% February 1, 2011                             175,000           133,875
  Qwest Communications International
    7.25% February 15, 2011                            610,000           595,061
  Rogers Wireless Inc
    9.625% May 1, 2011                                 145,000           149,894
  Sprint Capital Corp
    6.00% January 15, 2007                           1,500,000         1,491,465
    6.875% November 15, 2028                           265,000           242,393
  TCI Communications Inc
    7.875% February 15, 2026                           720,000           764,431
  Telewest Communications Plc
    9.625% October 1, 2006                             100,000            69,500
  Time Warner Telecom Inc
    10.125% February 1, 2011                           120,000            95,400
  Verizon Global Funding Corp
    7.75% December 1, 2030 #                           365,000           404,836
  Williams Communications Corp
    10.70% October 1, 2007 #                           300,000           128,250
  WorldCom Inc
    8.25% May 15, 2031                                 395,000           416,500
                                                                    ------------
                                                                      10,546,657
                                                                    ------------

U.S. Government Agency Mortgage -
Backed Securities--0.41%
  Governmental National
    Mortgage Association
    7.50% May 15, 2030                                 257,159           265,997
    7.50% February 15, 2031                            490,797           507,666
                                                                    ------------
                                                                         773,663
                                                                    ------------

U.S. Treasury--6.70%
  United States Treasury Bonds
    8.00% November 15, 2021 #                        5,615,000         7,108,253
    8.875% February 15, 2019 #                         300,000           402,468
  United States Treasury Notes
    5.00% August 15, 2011 #                          2,565,000         2,556,972
    5.75% November 15, 2005 #                        2,300,000         2,429,007
                                                                    ------------
                                                                      12,496,700
                                                                    ------------

Total Fixed Income
  (Cost $181,381,688)                                                183,782,127
                                                                    ============

================================================================================
SHORT TERM
INVESTMENTS--47.59%                                 PAR+/SHARES         VALUE
================================================================================

Electric--1.05%
  American Electric Power
    4.12% February 27, 2002 @                       $ 1,965,000        1,952,182

Finance & Banking--30.08%
  Amstel Funding Corp
    1.85% January 2, 2002 @                           8,000,000        7,999,589
  BNP Paribas
    1.75% January 2, 2002 @                           8,000,000        8,000,000
  Citibank Capital Corp
    1.85% January 2, 2002 @                           8,000,000        7,999,589
  Den Norske Bank ASA
    1.78% January 14, 2002 @                          5,000,000        4,996,786
  Market Street Funding Corp
    1.84% January 2, 2002 @                           8,000,000        7,999,591
  Surrey Funding Corp
    1.80% January 2, 2002 @                           8,000,000        7,999,600
  UBS Financial Inc
    1.80% January 2, 2002 @                           8,000,000        7,999,600
  Variable Funding Capital Corp
    1.85% January 11, 2002 @                          3,100,000        3,098,407
                                                                      ----------
                                                                      56,093,162
                                                                      ----------

Government Sponsored--6.82%
  Student Loan Marketing Association
    1.47% January 2, 2002 @                          12,729,000       12,728,480

================================================================================

See notes to financial statements and notes to schedules of investments


58 SCHEDULES OF INVESTMENTS

Preferred Fixed Income Fund Cont.

================================================================================
SHORT TERM INVESTMENTS                             PAR+/SHARES         VALUE
================================================================================

Industrials--4.39%
  Gillette Co
    1.75% January 2, 2002 @                       $8,000,000      $   7,999,611
  Oil Purchase Co
    7.10% April 30, 2002 @**                         191,631            190,642
                                                                  -------------
                                                                      8,190,253
                                                                  -------------

Short Term Investment Trust--5.25%
  Securities Lending Quality Trust
    2.26% yield as of December 31, 2001            9,787,907          9,787,907
                                                                  -------------

Total Short Term Investments
  (Cost $88,751,984)                                              $  88,751,984
                                                                  =============

Total Investments--146.13%
  (Cost $270,133,672)                                               272,534,111
                                                                  =============

Other Assets and Liabilities-- -46.13%                              (86,030,515)
                                                                  =============

Total Net Assets--100%                                            $ 186,503,596
                                                                  =============

================================================================================

----------------------------------------------------
Preferred Short-Term Government Securities Fund     \
================================================================================
FIXED INCOME--91.66%                                    PAR            VALUE
================================================================================

Collateralized Mortgage
Obligation ^^--2.15%
  Federal Home Loan Mortgage Corp
    5.89% July 15, 2008                            $   514,010       $   514,812
    8.40% April 15, 2021                               107,601           109,383
    8.50% August 15, 2013                              880,343           891,065
  Federal National Mortgage
    Association REMIC
    7.00% June 25, 2021                                568,783           570,381
    7.50% May 25, 2007                                 194,793           199,906
                                                                     -----------
                                                                       2,285,547
                                                                     -----------

Government Sponsored--82.91%
  Federal Home Loan Banks
    3.875% December 15, 2004                         2,000,000         1,989,060
    6.305% December 9, 2002                          2,000,000         2,072,820
    7.96% May 23, 2005                               2,000,000         2,137,500
  Federal Home Loan Mortgage Corp
    3.25% December 15, 2003                         12,000,000        11,994,360
    5.00% May 15, 2004                               8,000,000         8,240,000
    5.25% February 15, 2004                         10,000,000        10,365,600
    5.375% August 16, 2006                           1,000,000         1,012,660
    5.75% July 15, 2003                              5,000,000         5,217,200
    5.75% August 15, 2020                            5,000,000         5,096,850
    6.50% October 15, 2014                           2,000,000         2,046,860
  Federal National Mortgage Association
    3.125% November 15, 2003                         6,000,000         5,992,500
    4.00% August 15, 2003                            2,000,000         2,034,060
    5.69% January 23, 2006                           2,500,000         2,537,900
    6.76% July 16, 2007 MTN                          5,000,000         5,117,950
    7.26% May 2, 2005                                1,050,000         1,068,543
    7.47% May 7, 2007                                2,500,000         2,547,650
  Student Loan Marketing Trust
    4.75% April 23, 2004                             2,000,000         2,051,880
    5.00% June 30, 2004                             15,000,000        15,426,600
    6.55% December 19, 2003 MTN                      1,000,000         1,020,780
                                                                     -----------
                                                                      87,970,773
                                                                     -----------

================================================================================
FIXED INCOME                                            PAR            VALUE
================================================================================

U.S. Treasury--6.60%
  United States Treasury Notes
    2.75% October 31, 2003                         $ 2,000,000       $ 1,995,620
    3.00% November 30, 2003                          5,000,000         5,003,901
                                                                     -----------
                                                                       6,999,521
                                                                     -----------

Total Fixed Income
  (Cost $95,983,764)                                                  97,255,841
                                                                     ===========

================================================================================
SHORT TERM
INVESTMENTS--8.11%                                 PAR/SHARES          VALUE
================================================================================

Repurchase Agreements--3.60%
  State Street Repo 0.85%
  December 9, 2002 (Cost - $3,825,000)
  (Dated December 31, 2001, due
  January 2, 2002, collateralized by
  $2,975,000 U.S. Treasury Bond 8.75%
  May 15, 2017, Market Value $3,907,549
  Repurchase Proceeds $3,825,181) @                $3,825,000          3,825,000

Short Term Investment Fund--4.51%
  State Street Global Advisors
    Government Money Market Fund
  1.82% yield as of December 31, 2001               4,777,837          4,777,837
                                                                    ------------

Total Short Term Investments
  (Cost $8,602,837)                                                    8,602,837
                                                                    ============

Total Investments--99.77%
  (Cost $104,586,601)                                                105,858,678
                                                                    ============

Other Assets and Liabilities--0.23%                                      247,994
                                                                    ============

Total Net Assets--100%                                              $106,106,672
                                                                    ============

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       59 www.PreferredGroup.com

Schedules of Investments                           December 31, 2001 (unaudited)

----------------------------------
Preferred Money Market Fund       \
================================================================================
SHORT TERM
INVESTMENTS--99.54%                                    PAR              VALUE
================================================================================

Certificates of Deposit--9.38%
  DEPFA Bank Europe
    1.80% March 11, 2002 @                        $ 7,000,000       $  6,975,850
  Dexia Delaware
    1.80% June 3, 2002 @                            2,000,000          1,984,700
  Istituto Bancario
    3.31% March 11, 2002                            5,000,000          5,000,000
  Westdeutsche Landesbank
    3.70% January 17, 2002                          1,000,000          1,000,000
  Westdeutsche Landesbank
    4.30% May 1, 2002 @                             5,000,000          5,000,799
                                                                    ------------
                                                                      19,961,349
                                                                    ------------

Commercial Paper--64.84%
  AB Spintab
    2.23% February 19, 2002 @                       8,000,000          7,975,718
  ABB Treasury Centre Inc
    2.31% February 13, 2002 @                       5,000,000          4,986,204
  Alpine Securitization Corp
    1.96% January 18, 2002 @                        2,415,000          2,412,765
  Amstel Funding Corp
    1.84% April 15 2002 @                           1,107,000          1,101,116
  BMW Capital Corp
    1.80% January 2, 2002 @                         9,000,000          8,999,550
  Credit Agricole Indosuez NY
    5.23% February 20, 2002 @                       3,000,000          2,999,921
  Danske Bank A/S
    1.94% March 4, 2002 @                           5,000,000          4,983,294
  Edison Asset Securitization
    1.83% January 2, 2002 @                         3,100,000          3,099,842
  Fairway Financial Corp
    1.95% January 10, 2002 @                        9,000,000          8,995,613
  Galaxy Funding Inc
    2.50% January 24, 2002 @                        5,000,000          4,992,014
  General Electric Capital Corp
    1.87% March 27, 2002 @                          2,987,000          2,973,812
    3.55% January 28, 2002 @                        3,000,000          2,992,013
    3.63% January 22, 2002 @                        3,000,000          2,993,648
  Greyhawk Funding Corp
    1.81% March 15, 2002 @                          8,500,000          8,468,803
  Kittyhawk Funding Corp
    1.81% March 15, 2002 @                          8,500,000          8,468,803

================================================================================
SHORT TERM
INVESTMENTS                                            PAR              VALUE
================================================================================

Commercial Paper (continued)
  Links Finance LLC
    1.82% March 27, 2002 @                        $ 8,500,000       $  8,463,474
  MacQuarie Bank Limited
    1.87% March 20, 2002 @                          6,000,000          5,975,690
  Nestle Capital Corp
    1.65% January 2, 2002 @                         9,000,000          8,999,588
  Pennine Funding Corp
    1.79% March 7, 2002 @                           5,000,000          4,983,840
  SBC Communications Inc
    2.06% March 8, 2002 @                           7,000,000          6,973,563
  Sheffield Receivables Corp
    1.81% March 18, 2002 @                          8,500,000          8,467,521
  Stellar Funding Group Inc
    1.97% February 28, 2002 @                       4,000,000          3,987,304
    2.13% May 20, 2002 @                            3,740,000          3,709,242
  Tulip Funding Corp
    2.60% January 7, 2002 @                        10,000,000          9,995,667
                                                                    ------------
                                                                     137,999,005
                                                                    ------------

Corporate Bonds--8.92%
  Gillette Co
    1.75% January 2, 2002 @                         9,000,000          8,999,563
  Merck & Co Inc
    1.86% February 15, 2002 @                       7,000,000          6,983,725
  Prudential Plc
    3.55% January 22, 2002 @                        3,000,000          2,993,788
                                                                    ------------
                                                                      18,977,076
                                                                    ------------

Floating Rate Notes--6.11%
  Canadian Imperial Bank of Commerce
    1.805% June 11, 2002 @##                        2,000,000          1,999,913
  Citigroup Inc MTN
    1.911% July 12, 2002 ##                         5,000,000          5,000,000
  Credit Agricole Indosuez NY
    1.795% May 21, 2002 @##                         3,000,000          2,999,943
  Merita Bank Plc
    1.81% May 21, 2002 ##                           3,000,000          3,000,000
                                                                    ------------
                                                                      12,999,856
                                                                    ------------

Government Agency--10.29%

================================================================================

See notes to financial statements and notes to schedules of investments


60 SCHEDULES OF INVESTMENTS

Preferred Money Market Fund Cont.

================================================================================
SHORT TERM
INVESTMENTS                                            PAR             VALUE
================================================================================

  Federal Home Loan Mortgage
    3.48% January 30, 2002 @                       $10,000,000      $  9,971,965
  Federal National Mortgage Association
    3.29% February 21, 2002 @                       10,000,000         9,953,390
    3.47% January 24, 2002 @                         2,000,000         1,995,564
                                                                    ------------
                                                                      21,920,919
                                                                    ------------

Total Short Term Investments
  (Cost $211,858,205)                                                211,858,205
                                                                    ============

Total Investments--99.54%
  (Cost $211,858,205)                                                211,858,205
                                                                    ============

Other Assets and Liabilities--0.46%                                      972,766
                                                                    ============

Total Net Assets--100%                                              $212,830,971
                                                                    ============

Notes to Schedules of Investments

*     Non-income producing security.

** Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities amounted to $2,759,213 or 1.48% of the net assets of the Preferred Fixed Income Fund.

*** Non-income producing security--issuer filed for protection under the Federal Bankruptcy Code and is in reorganization or is in default of interest payment.

# All or a portion of this security is being used to collateralize futures contracts outstanding at December 31, 2001.

## Floating rate note. The interest rate shown reflects the rate currently in effect. The maturity date shown reflects the next reset date.

### Variable rate bond. The interest rate shown reflects the rate currently in effect.

@     Yields are at time of purchase (unaudited).

+     Par is in U.S. dollars unless otherwise noted.

^^ Maturity dates represent legal final maturity and not the average life assumed by expected prepayment characteristics and security structure.

Abbreviations:

ADR - American Depositary Receipt
CVO - Contingent Value Obligation
MTN - Medium Term Notes
PFD - Preferred Stock
REMIC - Real Estate Mortgage Investment Conduit
TBA - To Be Announced, these securities have been purchased on a delayed delivery basis.

         See notes to financial statements and notes to schedules of investments


                                                       61 www.PreferredGroup.com

Notes to Financial Statements                      December 31, 2001 (unaudited)

1. Accounting Policies

The Preferred Group of Mutual Funds ("The Preferred Group" or the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified series management investment company offering ten portfolios (the "funds"):

Preferred International Growth Fund

("International Growth")--seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies believed to offer the potential for capital appreciation.

Preferred International Value Fund

("International Value")--seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

Preferred Small Cap Growth Fund

("Small Cap Growth")--seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

Preferred Mid Cap Growth Fund

("Mid Cap Growth")--seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

Preferred Large Cap Growth Fund

("Large Cap Growth")--seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies that are experiencing or expected to experience above-average earnings growth.

Preferred Large Cap Value Fund

("Large Cap Value")--seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

Preferred Asset Allocation Fund

("Asset Allocation")--seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

Preferred Fixed Income Fund

("Fixed Income")--seeks its objective of a high level of current income consistent with investment in a diversified portfolio of debt securities.

Preferred Short-Term Government Securities Fund

("Short-Term Government")--seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

Preferred Money Market Fund

("Money Market")--seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term fixed income instruments.

The Preferred Group was established in 1991 as a business trust under Massachusetts law and has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares.


62 NOTES TO FINANCIAL STATEMENTS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the reporting period and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the funds in the preparation of their financial statements.

Security Valuations

Portfolio securities, options and futures for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Trustees, which prices reflect broker/dealer supplied market valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bonafide market maker is used. Forward contracts are valued at market. Obligations with a remaining maturity of 60 days or less and holdings in Money Market are valued at amortized cost which approximates market value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. The premium is valued based on prices supplied by a broker. Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

The Short Term Investment Fund and Short Term Investment Trust include investments that are valued daily based on the market quotations of the underlying assets.

Certain investments in securities held by the Fixed Income fund were valued on the basis of a price provided by a principal market maker. At December 31, 2001, the total value of these securities represented 2.38% of net assets of the Fixed Income fund. These prices may differ from the value that would have been used had a broader market for securities existed.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

Corporate actions (including cash dividends) are recorded on the ex-date (except for certain foreign securities for which corporate actions are recorded as soon after the ex-date as the funds become aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received. All funds (except Short-Term Government) may invest in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may include foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws or restrictions, including the possible prevention of currency exchange. The funds may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations.

Federal Taxes

Consistent with each fund's policy to qualify as a regulated investment company and to distribute all of its taxable income and net realized capital gains to its shareholders, no federal tax has been accrued.

At June 30, 2001, capital loss carryforwards available (to the extent provided in federal income tax regulations) to offset future realized gains were as follows:

--------------------------------------------------------------------------------
                                                    Year of         Capital Loss
Fund                                               Expiration       Carryforward
--------------------------------------------------------------------------------
International Growth                                  2009           $  516,573
Small Cap Growth                                      2007            5,897,783
Small Cap Growth                                      2009            8,573,430
Fixed Income                                          2008            5,851,143
Fixed Income                                          2009              128,113
Short-Term Government                                 2003              408,901
Short-Term Government                                 2004              302,863
Short-Term Government                                 2005               96,867
Short-Term Government                                 2007               34,485
Short-Term Government                                 2008              679,840
Short-Term Government                                 2009              458,922
Money Market                                          2009                2,650
--------------------------------------------------------------------------------

To the extent the loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed.

Interest Income, Debt Discount and Premium

Interest income is recorded on the accrual basis. Original issue discount and market discount are accreted, with the exception of mortgage-backed securities, to interest income over the life of a security with a corresponding adjustment in the cost basis; premium is amortized on debt securities, with the exception of mortgage-backed securities that pay down, with a corresponding adjustment to the cost basis. For Short-Term Government, income earned on short-term investment funds is included in interest income in the Statement of Operations. Payments received in kind are recorded at the fair market value of the securities received.


                                                63 NOTES TO FINANCIAL STATEMENTS

                                                   December 31, 2001 (unaudited)

Distributions to Shareholders

Large Cap Growth, Large Cap Value, International Value, Small Cap Growth, International Growth and Mid Cap Growth declare and pay dividends at least annually. Dividends are declared and paid quarterly for Asset Allocation. Dividends are declared and recorded daily and paid monthly for Fixed Income, Short-Term Government and Money Market.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, net operating losses, losses deferred due to wash sales and post-October 31 losses. Permanent book and tax differences relating to shareholder distributions will result in reclassifications in the funds' capital accounts.

Expenses

Expenses specific to an individual fund are charged to that fund. Common expenses are allocated to the funds based on their relative net asset values.

Foreign Currency Translation

The accounting records of the funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the daily exchange rates.

Net realized gains and losses on foreign denominated other assets, liabilities and currency transactions disclosed in the Statement of Operations represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but rather, are included with the net realized and unrealized gain or loss on investments.

Forward Contracts

All funds (except Short-Term Government and Money Market) may enter into forward contracts to purchase or sell foreign currencies at predetermined exchange rates at future dates. The market value of the contract will fluctuate with changes in currency exchange rates. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward contracts are settled. Forward contracts do not eliminate fluctuations in the prices of the funds' portfolio securities. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract. See Note 4 for all open forward contracts held as of December 31, 2001.

Futures Contracts

All funds (except Short-Term Government and Money Market) may enter into futures contracts. A fund may use futures contracts to manage its exposure to the stock and fixed income markets. Buying futures tends to increase the fund's exposure to the underlying instrument. Selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into such a contract, the fund is required to pledge to the broker an amount of cash or investment securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the fund as unrealized gains or losses in the Statement of Assets and Liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is disclosed in the Statement of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Losses may arise from the changes in the value of the underlying instrument, the illiquidity of the secondary market for the contracts, or the failure of counterparties to perform under the contract terms. See Note 4 for all open futures contracts held as of December 31, 2001.

Option Contracts

All funds (except Short-Term Government and Money Market) may enter into option contracts. The funds may invest in option contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tends to increase a fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a fund's exposure to the underlying instrument, or hedge other fund investments. A fund will not enter into a transaction involving options for speculative purposes. The funds' risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counter-parties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.


64 NOTES TO FINANCIAL STATEMENTS

When a fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased are adjusted by the original premium received or paid. See Note 4 for all open option contracts as of December 31, 2001.

Loans of Portfolio Securities

Each fund (except Money Market) may lend its portfolio securities to counterparties under contracts calling for collateral equal to at least the market value of the securities loaned. Each fund would continue to benefit from interest on the securities loaned and would also receive either interest, through investment of any cash collateral by the fund in permissible investments, or a fee. This income is recognized in the Statements of Operations net of any related expenses. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails financially.

See the Statements of Assets & Liabilities and Schedules of Investments for values of securities on loan and the cash collateral invested in the Securities Lending Quality Trust. See Note 5 for description of collateral as of December 31, 2001.

Delayed Delivery Transactions

All funds (except Money Market) may purchase or sell securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fund identifies securities as earmarked in its custodial records with a value at least equal to the amount of the purchase commitment.

Repurchase Agreements

The funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the funds. The funds may experience costs and delays in liquidating the collateral if the issuer defaults or declares bankruptcy.

Industry Concentrations

While none of the funds is permitted to invest more than 25% of its assets in a particular industry (other than Money Market, which may concentrate in the domestic banking industry), each fund may, from time to time, "focus" its investments (generally considered to include investing more than 10% of its assets) in certain industries. This may subject a fund to greater risk than funds that are not so focused.

Change in Accounting Principle

As required, effective July 1, 2001, the funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. The Guide requires the funds to amortize premium and discount on all debt securities. Currently, the funds amortize premium and discount on all fixed income securities with the exception of mortgage-backed securities which pay down. For these securities, the funds recognize gain or loss when the securities pay down, which is then reclassified to income. The cumulative effect of this accounting change had no impact of total net assets of the funds.


                                                       65 www.PreferredGroup.com

                                                   December 31, 2001 (unaudited)

2. Fees and Compensation Paid to Affiliates

Management Fee

Caterpillar Investment Management Ltd. (the "Manager"), a wholly owned subsidiary of Caterpillar Inc., provides investment advisory and portfolio management services for the funds. Each fund pays a monthly fee based on the average net assets of the fund at the following rates:

---------------------------------------------------------
                                     Annual Percentage of
Fund                                  Average Net Assets
---------------------------------------------------------
International Growth                         1.05%
International Value                          0.95%
Small Cap Growth                             1.00%
Mid Cap Growth                               1.00%
Large Cap Growth                             0.75%
Large Cap Value                              0.75%
Asset Allocation                             0.70%
Fixed Income                                 0.50%
Short-Term Government                        0.35%
Money Market                                 0.30%
---------------------------------------------------------

To assist in carrying out its responsibilities, the Manager has retained various subadvisers to render advisory services to the funds:

--------------------------------------------------------------------------------
Fund                            Subadvisers
--------------------------------------------------------------------------------
International Growth            Marvin & Palmer Associates, Inc. ("Marvin")
International Value             Mercator Asset Management(R), LP ("Mercator")
Small Cap Growth                Turner Investment Partners, Inc. ("Turner")
Mid Cap Growth                  Turner Investment Partners, Inc. ("Turner")
Large Cap Growth                Jennison Associates LLC ("Jennison")
Large Cap Value                 Oppenheimer Capital ("Oppenheimer")
Asset Allocation                Mellon Capital Management Corporation ("Mellon")
                                and PanAgora Asset Management, Inc. ("PanAgora")
Fixed Income and Money Market   J.P. Morgan Investment Management Inc.
                                ("Morgan")
Short-Term Government           None
--------------------------------------------------------------------------------

The subadvisers operate under the supervision of the Manager and the Preferred Group's Trustees. The Manager pays the fees of each of the subadvisers; the funds do not pay subadvisory fees in addition to the management fee paid to the Manager.

For the six months ended December 31, 2001, brokerage commissions were paid to the following affiliates of the Trust's subadvisers by the following funds:

------------------------------------------------------------------------------------------------------------
                                 International   International   Small Cap   Mid Cap   Large Cap   Large Cap
                                    Growth           Value        Growth     Growth     Growth       Value
------------------------------------------------------------------------------------------------------------
Chase Manhattan International       $  355
Chase Securities Inc.                  390
Credit Lyonnais Securities                          $25,144
Deutsche Bank Alex Brown Inc.          105                          $77                 $ 2,002
Deutsche Bank Securities Inc.        6,027
Dresdner Kleinwort Benson              144            4,115
J.P. Morgan Securities, Inc.         1,626           10,167                    $242      17,066     $3,150
Prudential Securities Inc.                                                      155                  6,300
                                 ---------------------------------------------------------------------------
                                    $8,647          $39,426         $77        $397     $19,068     $9,450
---------------------------------===========================================================================

Trustees' Fees

For the six months ended December 31, 2001, the Trustees who were not "interested persons" of the Preferred Group, as defined in the Investment Company Act of 1940, as amended, received one half of an annual fee of $12,000 plus $2,500 for each Trustees' meeting attended.


66 NOTES TO FINANCIAL STATEMENTS

3. Beneficial Interest

As of December 31, 2001, shareholders beneficially holding more than 5% of total shares outstanding were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                           Preferred
                                                 401(k)     Stable               American   Caterpillar  Charles            Gregory
                          401(k)   Insurance    Savings    Principal  Beckwith   Banker's    Investment   Schwab   Empire    Poole
                          Plan*    Reserves**    Plus     Collective  Machinery  Insurance   Management    & Co.  Savings  Equipment
                                                 Plan***     Trust     Company      Co.         Ltd.       Inc.     Plan       Co.
------------------------------------------------------------------------------------------------------------------------------------
International Growth         --      35.20%        --           --       6.90%        --       52.79%        --       --        --
International Value       49.93%      8.87%      5.80%          --         --         --          --         --       --        --
Small Cap Growth          59.06%     24.46%        --           --         --         --          --       7.72%      --        --
Mid Cap Growth            23.93%     28.72%        --           --         --         --       46.88%        --       --        --
Large Cap Growth          69.22%      8.36%        --           --         --         --          --         --       --        --
Large Cap Value           68.66%     11.35%        --           --         --         --          --         --       --        --
Asset Allocation          59.12%        --         --           --         --         --          --         --     6.51%     6.05%
Fixed Income              30.21%        --         --        56.65%        --         --          --         --       --        --
Short-Term Government     28.24%      5.61%        --        31.41%     11.49%     20.30%         --         --       --        --
Money Market              84.45%        --         --         6.27%        --         --          --         --       --        --
------------------------------------------------------------------------------------------------------------------------------------

*     Caterpillar Investment Trust 401(k) Plan.
** Caterpillar Insurance Company Limited Insurance Reserves. Included on the Short-Term Government Securities Fund are holdings of 20.30% held by American Banker's Insurance Company of Florida for the benefit of Caterpillar Insurance Company Limited.
***   IHC 401(k) Savings Plus Plan - International Stock Fund

4. Portfolio Information

Security Purchases and Sales

During the six months ended December 31, 2001, purchases and sales of long-term investments (investments other than short-term obligations and U.S. Government securities) and U.S. Government securities (short- and long-term), respectively, were as follows:

---------------------------------------------------------------------------------------
                                    Long-Term                     U.S. Government
                          -------------------------------------------------------------
                            Purchases          Sales         Purchases          Sales
---------------------------------------------------------------------------------------
International Growth      $ 18,210,349     $ 16,731,831              --              --
International Value         24,893,458      140,312,152              --              --
Small Cap Growth            48,661,553       78,673,571              --              --
Mid Cap Growth              45,442,063       39,646,758              --              --
Large Cap Growth           162,249,857      190,680,359              --              --
Large Cap Value             30,902,930       35,645,414              --              --
Asset Allocation             7,869,423       11,627,496     $23,994,514     $42,858,286
Fixed Income               339,538,305      310,163,425      71,341,782      80,783,348
Short-Term Government       95,234,444       90,872,234      14,056,016      11,085,469
---------------------------------------------------------------------------------------

During the six months ended December 31, 2001, Money Market had purchases and sales (including maturities and excluding repurchase agreements) of short-term obligations of:

----------------------------------------------------------------
                                              Other
                                 -------------------------------
                                    Purchases          Sales
----------------------------------------------------------------
Money Market                     $2,587,647,316   $2,576,415,000
----------------------------------------------------------------


                                                       67 www.PreferredGroup.com

                                                   December 31, 2001 (unaudited)

Futures Contracts

Futures contracts open at December 31, 2001:

----------------------------------------------------------------------------------------
                           Number of   Expiration      Underlying        Unrealized
Contracts                  Contracts      Date         Face Value       Appreciation
                                                                     (Depreciation), Net
----------------------------------------------------------------------------------------
Asset Allocation:
Long Positions:
   Russell 2000                27        Mar 02       $  3,302,775        $ 111,166
   S&P 500                     19        Mar 02          5,458,700           36,125
   S&P 500                      8        Mar 02          2,298,400           14,348
   U.S. Treasury Bonds         11        Mar 02            289,137           (5,615)
   U.S. Treasury Bonds         73        Mar 02          1,852,945         (113,766)
                                                                      ------------------
                                                                             42,258
                                                                      ------------------

Short Positions:
   U.S. Treasury Bonds        (11)       Mar 02           (279,211)          (2,822)
                                                                      ------------------
                                                                          $  39,436
                                                                      ==================
Fixed Income:
Long Positions:
   Euro Futures               353        Mar 02         34,473,980        $ 207,246
   U.S. Treasury Bonds         74        Mar 02          7,513,313          (68,587)
                                                                      ------------------
                                                                            138,659
                                                                      ------------------

Short Positions:
   U.S. Treasury Notes        (54)       Mar 02         (5,714,719)         (43,063)
   U.S. Treasury Notes        (45)       Mar 02         (4,731,328)          (9,255)
   U.S. Treasury Notes        (12)       Mar 02         (1,253,906)          (3,628)
                                                                      ------------------
                                                                            (55,946)
                                                                      ------------------
                                                                          $  82,713
----------------------------------------------------------------------==================

Forward Contracts

Forward contracts open at December 31, 2001:

--------------------------------------------------------------------------------
                                           Principal
                                        Amount Covered               Unrealized
Contracts                 Currency       By Contract   Expiration   Appreciation
--------------------------------------------------------------------------------
International Growth:
  Sells:                Japanese Yen     328,140,000   February 02     $82,564
--------------------------------------------------------------------============


68 NOTES TO FINANCIAL STATEMENTS

Unrealized Appreciation (Depreciation)

Unrealized appreciation (depreciation) for each fund at December 31, 2001, based on cost of both long-term and short-term securities for federal tax purposes were as follows:

---------------------------------------------------------------------------------------------------
                                                                  Net Unrealized         Cost for
                          Gross Unrealized   Gross Unrealized      Appreciation/       Federal Tax
Fund                        Appreciation      (Depreciation)      (Depreciation)         Purposes
---------------------------------------------------------------------------------------------------
International Growth        $    787,173       $   (866,463)       $    (79,290)       $ 25,487,741
International Value           19,553,492        (15,302,135)          4,251,357         220,474,188
Small Cap Growth               6,557,997         (1,656,692)          4,901,305          66,588,993
Mid Cap Growth                 4,387,552           (305,639)          4,081,913          38,978,202
Large Cap Growth              51,922,902        (39,648,181)         12,274,721         516,980,956
Large Cap Value              116,810,569        (18,604,026)         98,206,543         281,127,886
Asset Allocation               6,883,457        (11,502,989)         (4,619,532)        171,594,512
Fixed Income                   4,215,704         (1,815,265)          2,400,439         270,134,653
Short-Term Government          1,313,272            (41,195)          1,272,077         104,586,601
Money Market                          --                 --                  --         211,858,726
---------------------------------------------------------------------------------------------------

Option Contracts

The option contracts described below were the only option contracts written during the six-month period ended December 31, 2001. There were no option contracts open as of June 30, 2001. Also there were no option contracts exercised or expiring during this period.

Option contracts open at December 31, 2001:

------------------------------------------------------------------------------------------------------------
                                                                                     Options
                           Underlying         Strike                     Issue      Written at   Unrealized
Contracts                  Investment         Price      Expiration     Premium     Fair Value  Appreciation
------------------------------------------------------------------------------------------------------------
Asset Allocation
  Puts:       23     S&P 500 Index Futures    $1,100       June 02      $560,481     $265,075     $295,406
               3     S&P 500 Index Futures    $1,100      March 02        62,231       19,500       42,731
                                                                        ------------------------------------
                                                                        $622,712     $284,575     $338,137
------------------------------------------------------------------------====================================

5. Collateral For Securities Lending

The funds authorized the custodian or appropriate third party and institutions to receive and hold collateral for securities on loan. The collateral may be in the form of cash (U.S. or foreign currency); or securities issued or guaranteed by the United States Government or its agencies or instrumentalities, but not interest-only, principal-only or other "stripped" securities; or such other collateral as determined and agreed to in writing. Cash collateral is invested in the Securities Lending Quality Trust.

Collateral for those securities that are out on loan as of December 31, 2001, is as follows:

--------------------------------------------------------------------------------
                                           Cash         Non-Cash         Total
--------------------------------------------------------------------------------
International Growth                   $ 1,775,333     $  91,338     $ 1,866,671
International Value                     38,279,346                    38,279,346
Small Cap Growth                        12,671,202                    12,671,202
Mid Cap Growth                           8,739,663                     8,739,663
Large Cap Growth                        18,600,945                    18,600,945
Large Cap Value                         16,880,992                    16,880,992
Asset Allocation                        24,554,970       637,967      25,192,937
Fixed Income                             9,787,907       706,636      10,494,543
--------------------------------------------------------------------------------


                                                       69 www.PreferredGroup.com

                                                   December 31, 2001 (unaudited)

6. Income Tax Information

The funds which declared and paid a long-term capital gain distribution in calendar year 2001 (International Value, Large Cap Growth, Large Cap Value and Asset Allocation) hereby designate the following amounts as long-term capital gain distributions:

--------------------------------------------------------
                                             Long-Term
Fund                                       Capital Gains
--------------------------------------------------------

International Value                         $13,898,582
Large Cap Growth                                 12,942
Large Cap Value                              27,175,848
Asset Allocation                             11,010,974
--------------------------------------------------------


70 www.PreferredGroup.com

----------------------------------------------------
Officers and Trustees

  Gary M. Anna...............................Trustee
  William F. Bahl............................Trustee
  Kevin E. Colgan............................Trustee
  F. Lynn McPheeters.........................Trustee
  Dixie L. Mills.............................Trustee
  David L. Bomberger.......................President
  Fred L. Kaufman.......Vice President and Treasurer
  Sean X. McKessy..............................Clerk
----------------------------------------------------

----------------------------------------------------
Investment Adviser

  Caterpillar Investment Management Ltd.
  411 Hamilton Boulevard, Suite 1200
  Peoria, IL  61602-1104
----------------------------------------------------

----------------------------------------------------
Distributor

  Caterpillar Securities Inc.
  411 Hamilton Boulevard, Suite 1200
  Peoria, IL  61602-1104
----------------------------------------------------

----------------------------------------------------
Custodian

  State Street Bank & Trust Co.
  P.O. Box 1713
  Boston, MA  02101
----------------------------------------------------

----------------------------------------------------
Transfer Agent and Investor Services

  Boston Financial Data Services, Inc.
  The BFDS Building
  Two Heritage Drive
  N. Quincy, MA  02171
----------------------------------------------------

----------------------------------------------------
Legal Counsel

  Ropes & Gray
  One International Place
  Boston, MA  02110-2624
----------------------------------------------------

                                    PREFERRED
                                     [LOGO]
                                    GROUP(R)

                              THE PREFERRED GROUP
                                OF MUTUAL FUNDS

                                 1-800-662-4769

                             www.PreferredGroup.com

This report and the financial statements contained herein are submitted for the general information of the shareholders of The Preferred Group of Mutual Funds. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.


                                                       71 www.PreferredGroup.com

                                                   December 31, 2001 (unaudited)

Shareholder Privileges

--------------------------------------------------------------------------------
      Online Access to Your Account

      As a shareholder, keeping up with your Preferred Group account is easy. Just point your computer's Web browser to www.PreferredGroup.com. It's the easy way to get balances, exchange assets among funds, redeem shares, order checks and more.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Affordable Minimum Investment

      You may open a Preferred account with an investment of $1,000 or more. Subsequent investments of $50 or more may be made at any time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Free Checkwriting

      You can write an unlimited number of free checks (minimum $250 per check) against the assets in your account (Money Market and Short-Term Government Securities funds only). You must maintain the minimum required account balance of $1,000.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Systematic Savings Plan

      You may authorize your bank to debit your checking account automatically and send regular monthly investments of $50 or more to your fund account. If you select this option, you may open an account with your first monthly investment of $50.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Exchange Privilege

      Should you wish to change your investment selection, you may move all or a portion of your assets to another fund. One toll-free call is all it takes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      IRA Plans

      If you consider a comfortable retirement to be one of your financial goals, you might be especially interested in opening a Preferred traditional or Roth IRA account. You may transfer or roll over your current IRA. You may also convert your current IRA at another institution to a Preferred Roth IRA. Call 1-800-662-4769 for a free IRA kit.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Comprehensive Investor Services

      You can reach the Preferred Group at 1-800-662-4769 during normal business hours of 8 a.m. to 6 p.m. eastern time to discuss your questions with our Investor Services Representatives. After business hours you can access pre-recorded information. You will also receive easy-to-read account statements and a comprehensive year-end summary statement for your tax records. High quality service is our top priority at the Preferred Group.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      100% No-Load*

      We are a 100% no-load fund group. There are no sales commissions, exchange fees, exit fees or 12b-1 fees when you invest in a Preferred Group fund.
--------------------------------------------------------------------------------

* The Preferred Group is a no-load mutual fund family and does not charge 12b-1 fees. As with any no-load mutual fund, however, certain other fees and expenses apply to continued investments in the funds. These fees and expenses are described in the funds' current prospectus, which should be read carefully before making an investment.


72 SHAREHOLDER PRIVILEGES

                               [GRAPHIC OMITTED]

                                             -----------------------------------
                                             THE PREFERRED GROUP OF MUTUAL FUNDS
                                                    Semiannual Report 12/31 2001
                                             -----------------------------------

                                                             ===================
                                                                   PRESORT
                                                                  STANDARD
                                                              U.S. POSTAGE PAID
                                                                 CHICAGO, IL
                                                                PERMIT #6325
                                                             ===================

Preferred International Growth Fund o Preferred International Value Fund o Preferred Small Cap Growth Fund o Preferred Mid Cap Growth Fund o Preferred Large Cap Growth Fund o Preferred Large Cap Value Fund o Preferred Asset Allocation Fund o Preferred Fixed Income Fund o Preferred Short-Term Government Securities Fund o Preferred Money Market Fund

         PREFERRED
          [LOGO]
          GROUP(R)

   THE PREFERRED GROUP
     OF MUTUAL FUNDS

       P.O. Box 8320
   Boston, MA 02266-8320

   www.PreferredGroup.com

       Distributed by
Caterpillar Securities Inc.